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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Fund

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43666
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUND One SeaGate Toledo, Ohio 43666	With a copy to: Christopher P. Harvey, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1 — REPORTS TO STOCKHOLDERS
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Harbor Fund’s 2005 Annual Report included.

ANNUAL REPORT

October 31, 2005

Harbor Fund

DOMESTIC EQUITY

INTERNATIONAL EQUITY

FIXED INCOME

Harbor Fund
ANNUAL REPORT OVERVIEW

Harbor Fund completed its most recent fiscal year ended October 31, 2005. The total return for each of the 12 portfolios is shown below. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
You should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

	Total Return
	Year Ended
	October 31, 2005

	Institutional	Retirement	Investor
	Class	Class	Class

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	16.14%	15.84%	15.62%
Harbor Mid Cap Growth Fund	18.86	18.86	18.37
Harbor Small Cap Growth Fund	7.83	7.52	7.31
Harbor Large Cap Value Fund	11.90	11.66	11.44
Harbor Mid Cap Value Fund	16.92	16.88	16.65
Harbor Small Cap Value Fund	18.22	18.05	17.76
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	22.63%	22.35%	22.10%
Harbor International Growth Fund	16.82	16.46	16.31
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	3.24%	3.05%	2.71%
Harbor Bond Fund	1.42	1.18	N/A
Harbor Short Duration Fund	2.17	1.82	N/A
Harbor Money Market Fund	2.55	2.29	N/A

Total Return
Year Ended
October 31, 2005
COMMONLY USED MARKET INDICES
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	8.72%
Dow Jones Wilshire 5000; entire U.S. stock market	10.77
Russell 1000® Growth; large cap, domestic equity	8.81
Russell Midcap® Growth; domestic equity	15.91
Russell 2000® Growth; small cap, domestic equity	10.91
Russell 1000® Value; large cap, domestic equity	11.86
Russell Midcap® Value; domestic equity	19.50
Russell 2000® Value; small cap, domestic equity	13.04
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE®); international equity	18.09
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE® Growth); international equity	17.65
Credit Suisse First Boston High-Yield (CSFB High-Yield); domestic high-yield bonds	3.54
Merrill Lynch High-Yield Master II; domestic high-yield bonds	3.92
Lehman Brothers Aggregate (LB AGG); domestic bonds	1.13
Citigroup 1 YR Treasury; domestic bonds	1.61
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	2.76

Harbor Fund
ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[2]							Morningstar
								Average[3]
	2001	2002		2003		2004	2005	(Unaudited)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.69%		0.71%		0.67%	0.68%	1.07%
Retirement Class[1]	N/A	N/A		0.94		0.92	0.92	1.16
Investor Class[1]	N/A	N/A		1.13		1.10	1.10	1.16
Harbor Mid Cap Growth Fund
Institutional Class	1.20%	1.20%		1.20%		0.98%	0.95%	1.19%
Retirement Class[1]	N/A	N/A		1.40		1.23	1.18	1.30
Investor Class[1]	N/A	N/A		1.40		1.38	1.38	1.30
Harbor Small Cap Growth Fund
Institutional Class	1.20%	0.95%		0.93%		0.83%	0.84%	1.38%
Retirement Class[1]	N/A	N/A		1.16		1.08	1.09	1.57
Investor Class[1]	N/A	N/A		1.36		1.25	1.27	1.57
Harbor Large Cap Value Fund
Institutional Class	0.77%	0.77%		0.77%		0.68%	0.70%	0.95%
Retirement Class[1]	N/A	N/A		0.93		0.92	0.95	1.02
Investor Class[1]	N/A	N/A		1.17		1.10	1.10	1.02
Harbor Mid Cap Value Fund
Institutional Class	N/A	1.20	% [a,c]	1.20%		1.02%	0.95%	1.13%
Retirement Class[1]	N/A	N/A		—	[e]	— [e]	1.18	1.22
Investor Class[1]	N/A	N/A		1.39		1.39	1.38	1.22
Harbor Small Cap Value Fund
Institutional Class	N/A	1.20	% [b,c]	0.94%		0.84%	0.83%	1.24%
Retirement Class[1]	N/A	N/A		1.18		0.93	1.08	1.38
Investor Class[1]	N/A	N/A		1.29		1.25	1.26	1.38
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.91%	0.87%		0.89%		0.86%	0.87%	1.25%
Retirement Class[1]	N/A	N/A		1.14		1.11	1.12	1.28
Investor Class[1]	N/A	N/A		1.31		1.29	1.30	1.28
Harbor International Growth Fund
Institutional Class	0.89%	0.95%		0.98%		0.93%	1.00%	1.28%
Retirement Class[1]	N/A	N/A		—	[e]	1.19	1.24	1.34
Investor Class[1]	N/A	N/A		1.40		1.39	1.39	1.34
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	N/A	N/A		0.93	% [c,d]	0.85%	0.82%	0.80%
Retirement Class	N/A	N/A		1.08	[c,d]	1.01	— [e]	0.88
Investor Class	N/A	N/A		1.29	[c,d]	1.27	1.25	0.88
Harbor Bond Fund
Institutional Class	0.56%	0.58%		0.58%		0.57%	0.58%	0.70%
Retirement Class[1]	N/A	N/A		0.83		0.81	0.83	0.78
Harbor Short Duration Fund
Institutional Class	0.27%	0.31%		0.36%		0.31%	0.39%	0.61%
Retirement Class[1]	N/A	N/A		0.59		0.55	0.64	0.68
Harbor Money Market Fund
Institutional Class	0.38%	0.36%		0.36%		0.29%	0.35%	N/A
Retirement Class[1]	N/A	N/A		—	[e]	0.53	0.60	N/A

1	Commenced operations on November 1, 2002.

2	Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).

3	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the September 30, 2005 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the September 30, 2005 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.

a	For the period March 1, 2002 (inception) through October 31, 2002.

b	For the period December 14, 2001 (inception) through October 31, 2002.

c	Annualized.

d	For the period December 1, 2002 (inception) through October 31, 2003.

e	Assets in this class were too small to incur any expense for the period.

Letter from the Chairman

David G. Van Hooser
Chairman

Dear Fellow Shareholder:
      Most U.S. and international stock markets had strong gains in the fiscal year ended October 31, 2005, with many indices showing double digit returns. Most Harbor funds also had solid performances as outlined elsewhere in this letter and in this annual report.
      For U.S. equity markets, these strong gains were concentrated in the first two months of the fiscal year, following the elections in 2004, with equity markets generally up only modestly the balance of the year. International indices measured in U.S. dollars followed a somewhat similar pattern with robust gains in the first couple of months of the fiscal year followed by more modest gains the balance of the year. Many international markets posted stronger gains in local currency as the dollar’s strength throughout much of 2005 tempered returns expressed in U.S. dollars.
      The gains in the equity markets came against a backdrop of conflicting economic information. Most economic reports indicated the U.S. economy was experiencing solid growth with inflation well under control. Despite these favorable economic reports, investors were also faced with a steady stream of news that raised uncertainty about the sustainability of the economy’s strength. Higher energy prices, steady increases in short term interest rates, large federal budget and current account deficits, the disruptions caused by Hurricanes Katrina, Rita, and Wilma, and the cooling housing market contributed to questions about the future direction of the economy. In this economic environment, fixed income markets had more modest returns as short term rates rose more rapidly than long term rates, resulting in a flat yield curve (indicating little difference between short term and long term rates).
      Returns of various equity and fixed income indices for fiscal 2005 are shown in the table below.

				30 Years
		Annualized		1975-2004
				Annual Rates as of
RETURNS FOR PERIODS ENDED OCTOBER 31, 2005	1 Year	5 Years	10 Years	December 31, 2004

Dow Jones Wilshire 5000 (entire U.S. stock market)	10.77%	-0.47%	9.34%	14.02%
S & P 500 (large cap stocks)	8.72	-1.74	9.34	13.74
Russell Midcap® (mid cap stocks)	18.09	6.85	12.50	N/A
Russell 2000® (small cap stocks)	12.08	6.75	9.53	N/A
Russell 3000® Growth (growth stocks of the largest 3000 U.S. stocks)	8.99	-7.48	6.54	N/A
Russell 3000® Value (value stocks of the largest 3000 U.S. stocks)	11.96	5.40	11.45	N/A
MSCI EAFE® (foreign stocks)	18.09	3.04	5.81	12.12
Merrill Lynch High-Yield Master II (high yield bonds)	3.92	7.73	6.70	N/A
LB Aggregate (domestic bonds)	1.13	6.31	6.32	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.76	2.43	3.89	N/A
Domestic Equity
      Within the U.S. equity markets, mid and small capitalization stocks once again outperformed large cap stocks. Value oriented stocks continued to outperform growth stocks. Stocks in the energy and utilities sectors led the overall market, while consumer discretionary and telecommunications stocks were among the weaker performers.
      Harbor’s lineup of six domestic equity funds included several very strong performers in fiscal 2005. The Harbor Capital Appreciation Fund (Institutional Class) had a return of 16.14%, well ahead of the 8.81% return of its benchmark, the Russell 1000® Growth Index. The Harbor Small Cap Value Fund (Institutional Class) had a return of 18.22%, beating its benchmark, the Russell 2000® Value Index, which had a return of 13.04%, and the Harbor Mid Cap Growth Fund (Institutional and Retirement Classes) had a return of 18.86%, exceeding its benchmark, the Russell Midcap® Growth Index, which had a return of 15.91%. Comments from portfolio managers, performance data, and other information on the Harbor domestic equity funds begin on page 6.
International Equity
      Major international indices outperformed most domestic indices for the second year in a row. The MSCI EAFE® Index of foreign stocks returned 18.09% in U.S. dollars for the fiscal year, more than seven percentage points better than the Dow Jones Wilshire 5000 Composite Index, a broad measure of the U.S. stock market. The MSCI EAFE® Growth Index had a return of 17.65%, just slightly behind the broader MSCI EAFE® Index. This represented the most balanced performance between the broad MSCI EAFE® Index and the MSCI EAFE® Growth Index in a decade.
      Both Harbor international funds reported solid results. The Harbor International Fund (Institutional Class) had a 22.63% return, comfortably ahead of the 18.09% return by its benchmark, the MSCI EAFE® Index. The Harbor International Growth Fund (Institutional Class), which has been sub-advised since March 1, 2004 by Marsico Capital Management LLC, had a return of 16.82%, slightly behind its MSCI EAFE® Growth Index benchmark. Comments from portfolio managers, performance data, and other information on the Harbor international equity funds begin on page 58.
Fixed Income
      Fixed income markets produced modest returns in a volatile year that saw short term interest rates increase methodically while the longer term rates increased more slowly, resulting in an almost flat yield curve. The Federal Reserve raised short term rates eight times during the fiscal year, increasing its target rate to 3.75%, an increase of 200 basis points. In contrast, the benchmark 10-year Treasury Note had a yield of 4.56% at fiscal year end, an increase of only 51 basis points from the start of the year.
      The Harbor Bond Fund (Institutional Class) outperformed its benchmark, although the fund’s modest total return of 1.42% highlights the volatile conditions that existed in the bond market during fiscal 2005. The Harbor High-Yield Bond Fund (Institutional Class) had a return of 3.24%, reflecting the difficult conditions affecting the high-yield market during the year, which included the downgrading of General Motors debt to high-yield status and interest rate volatility that heightened risk aversion.
      The Harbor Short Duration Fund (Institutional Class) had a return of 2.17% and outperformed its benchmark, while the Harbor Money Market Fund (Institutional Class) had a return of 2.55%, reflecting the increase in short term rates during the year. Comments from portfolio managers, performance data, and other information on the Harbor fixed income funds begin on page 78.
Fund Closing
      Harbor Fund closed the Harbor Small Cap Value Fund to new investors on June 30, 2005. This action helps limit cash inflows that could make it more difficult for the manager to keep the portfolio fully invested in stocks that meet the fund’s criteria. For similar reasons, the Harbor Small Cap Growth Fund was closed in 2003.
New Manager and New Fund
      The Harbor Fund board of trustees appointed Wellington Management Company, LLP, (Wellington Management) as the subadviser of the Harbor Mid Cap Growth Fund. Wellington Management provides investment services to a number of leading public and private institutions and has established a distinguished investment record in many asset classes. Wellington Management took over management of the Harbor Mid Cap Growth Fund in September. We are pleased to welcome Wellington Management as the portfolio manager of the Harbor Mid Cap Growth Fund.
      The Harbor Fund board of trustees also approved the addition of a new fund, the Harbor Real Return Fund, which began operations December 1, 2005. The new fund is managed by the Pacific Investment Management Company LLC (PIMCO), which has managed the Harbor Bond Fund since its inception in 1987. PIMCO is one of the world’s leading fixed-income fund-management companies. We are pleased to have PIMCO managing both the Harbor Bond Fund and the new Harbor Real Return Fund.
Investment Strategies
      Many investors use the end of a year as a time to review their portfolios and investment objectives. The table near the beginning of this letter provides information on returns over the long term that can be useful in such a review.
      Many asset classes had good performance in fiscal 2005. Yet no investor can predict with certainty how the markets will perform in the short term. Instead, many investment professionals recommend establishing an asset allocation of stocks, bonds, and cash with risk and return characteristics that are consistent with your investment objectives for the long term. Once you have established your asset allocation, rebalancing periodically to maintain the allocation at target levels can help you achieve the desired risk and return characteristics for your portfolio over the longer term. Harbor Fund has a family of funds that you can use in developing your asset allocation.
      Thank you for your investment in Harbor Fund.
December 16, 2005

David G. Van Hooser Chairman

Harbor Domestic Equity Funds
Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager
Sig Segalas has managed the Fund since 1990.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid to large cap growth stocks with more volatility than the market.

 TOP TEN HOLDINGS (% of net assets)

Google Inc. Cl. A	5.4%
General Electric Co.	3.2
eBay Inc.	3.2
Roche Holdings Ltd. ADR	2.8
Schlumberger Ltd.	2.8
Yahoo! Inc.	2.6
Genentech Inc.	2.5
American Express Co.	2.5
Procter & Gamble Co.	2.3
Marvell Technology Group Ltd.	2.3
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Equity investments delivered positive returns during the 12 months ended October 31, 2005, despite macroeconomic overhangs. High energy prices and concerns over rising inflation and rising interest rates were present. However, growth in corporate earnings remained healthy, reflecting revenue gains and sustained high levels of profitability throughout most of the major sectors of the market.
The broad market of large cap stocks as represented by the Standard & Poor’s 500 Index returned 8.72% for the 12-month period. Within the markets for the fiscal year, energy and utility stocks led returns; financials and materials were the weakest sectors, though still positive.
Performance
The Harbor Capital Appreciation Fund turned in a strong performance for the fiscal year ended October 31, 2005, and outpaced its benchmark by a wide margin. The Fund returned 16.14% (Institutional Class), 15.62% (Investor Class), and 15.84% (Retirement Class), compared with a return of 8.81% by its benchmark, the Russell 1000® Growth Index. The Fund also outperformed the benchmark for the five-year and 10-year periods ended October 31, 2005 and since the Fund’s inception in 1987.
The Fund’s strong returns were broad-based, as stock selection drove its wide margin of outperformance over the index. Health care positions had the largest positive impact on outperformance, driven by a variety of holdings. During the fiscal year, companies striving to bring scientific advances to the treatment arena or provide services designed to manage costs of delivering care were rewarded, and the Fund benefited significantly in both regards.
Alcon, Amgen, Genentech, and Roche all benefited from strong product cycles. Genentech in particular was an exceptional performer in this sector and the overall Fund. The serial successes of its oncology portfolio combined with positive data on Lucentis, the company’s age-related macular degeneration product, helped drive strong returns. On the services side, Caremark and the Fund’s HMO holdings also posted above-market returns.
The performance of the Fund’s information technology holdings was strong on both an absolute and relative basis. Google was the top contributor to returns. Since going public in August 2004 the company has experienced explosive growth. Revenues have grown at a triple-digit pace, driven by sponsored search query, while earnings have developed even more favorably due to the operating leverage that accompanies this level of revenue growth. We have confidence in the company’s near term business momentum and are optimistic about the intermediate and long term. We believe that continued innovation will drive revenue growth in a business that is still early in its growth cycle.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

The share price of Apple Computer, another stellar performer in the portfolio, more than doubled during the Fund’s fiscal year. Apple has seen extraordinary growth driven by continued strength of iPod sales, which also have created a “halo effect” for Macintosh sales. Apple has been introducing new products at a rapid pace, including the latest iteration of its highly successful iPod family, the Nano. It represents a further step in solidifying the leading position that Apple has secured in the portable/downloadable music market. Further new product introductions are expected in the audio and video/photography product categories.
There were notable performers among consumer holdings. Whole Foods continued to be a consistent and important contributor to performance. The company has enjoyed healthy sales and square footage growth and, most importantly, strong same-store sales. In addition, the productivity of new stores has been exceptional. We believe the store pipeline is promising and that Whole Foods may continue to grow at rates in excess of 20%. Chico’s also has been a stellar performer due to growing revenues and earnings and margin improvement. Increased same-store sales continue to be the key to success, while the company’s emerging White House/ Black Market store concept also has seen strong growth.
The greatest detractor from Fund returns for the reporting period was eBay, although the majority of its weakness came early in calendar year 2005. The stock fell on concerns that domestic growth was slowing more than anticipated, coupled with increased investment in emerging markets. We added to our position because we believed that management was very focused on stimulating domestic sales, while its international and PayPal businesses continued to grow at high rates. As of October 31, 2005, the stock was up significantly from the lows of the first quarter as business performance had improved. Research in Motion also was weak because of issues concerning intellectual property rights and increased competition, calling into question the sustainability of its growth rate. We eliminated our position during the reporting period.
The only sector in the Fund to show a negative return for the fiscal year was industrials, while the benchmark’s sector was positive. UPS was a weak performer earlier in the period as a decline in market share weighed on the stock price. GE also underperformed as its modest positive return lagged the stronger performance of the market for the fiscal year.
Outlook and Strategy
The Fund continues to invest in companies that we believe are of high quality with strong balance sheets and proven management teams. We look for superior long-term business fundamentals, which should provide these companies with sustainable, attractive growth opportunities. We believe that overall earnings growth prospects among our portfolio companies remain strong, both in absolute terms and against the forecast for the expected growth rate of the S&P 500. This relative growth advantage leaves us constructive on the prospects for the Fund.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Because the Fund invests primarily in mid to large cap growth stocks, it may be adversely affected if the market favors small cap or value stocks. The Fund’s performance may be more volatile because it may invest in mid cap stocks. Since the Fund also may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	60
Total Net Assets (000s)	$7,615,682
Weighted Average Market Cap ($MM)	$69,006.0
Price/ Earnings Ratio (P/E)	24.8x
Price/ Book Ratio (P/B)	6.9x
Beta vs Russell 1000® Growth Index	1.2
Portfolio Turnover Rate (Year Ended 10-31-2005)	69%
Foreign Holdings	11%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Capital Appreciation Fund

Institutional Class	16.14%	-5.15%	8.58%	$22,774
Retirement Class	15.84	-5.33	8.34	22,273
Investor Class	15.62	-5.55	8.11	21,816

Comparative Indices

Russell 1000® Growth	8.81%	-7.93%	6.78%	$19,270
S&P 500	8.72	-1.74	9.34	24,430

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.68%
Total Net Assets (000s):
  $7,187,988
RETIREMENT CLASS
Expense Ratio: 0.92%
Total Net Assets (000s):
  $123,018
INVESTOR CLASS
Expense Ratio: 1.10%
Total Net Assets (000s):
  $304,676

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,158.76	$3.70
Hypothetical (5% return)	1,000.00	1,021.26	3.46

Retirement Class
Actual	$1,000.00	$1,157.30	$5.00
Hypothetical (5% return)	1,000.00	1,020.05	4.68

Investor Class
Actual	$1,000.00	$1,156.21	$5.98
Hypothetical (5% return)	1,000.00	1,019.14	5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.1%)

Semiconductor Equipment & Products	9.2
Diversified Financials	8.6
Internet Software & Services	8.0
Software	7.5
Pharmaceuticals	7.0
Biotechnology	6.3
Health Care Providers & Services	5.5
Communications Equipment	4.2
Specialty Retail	4.2
Computers & Peripherals	4.0
Internet & Catalog Retail	3.8
Multiline Retail	3.4
Industrial Conglomerates	3.2
Health Care Equipment & Supplies	3.0
Textiles & Apparel	3.0
Energy Equipment & Services	2.8
Household Products	2.3
Food & Drug Retailing	2.1
Diversified Telecommunication Services	1.5
Beverages	1.4
Insurance	1.4
Electronic Equipment & Instruments	1.3
Food Products	1.3
Oil & Gas	1.2
Personal Products	0.7
Commercial Services & Supplies	0.5
Hotels Restaurants & Leisure	0.5

COMMON STOCKS—97.9%
		Value
Shares		(000s)

BEVERAGES—1.4%
1,787,100	PepsiCo Inc.	$105,582

BIOTECHNOLOGY—6.3%
2,141,100	Amgen Inc.[1]*	162,210
2,138,600	Genentech Inc.[1]*	193,757
2,601,900	Gilead Sciences Inc.[1]*	122,940

		478,907

COMMERCIAL SERVICES & SUPPLIES—0.5%
1,421,400	Cogent Inc.[1]*	37,738

COMMUNICATIONS EQUIPMENT—4.2%
4,786,700	Cisco Systems Inc.*	83,528
4,920,900	Nokia Corp. ADR[1,2]	82,770
3,831,200	QUALCOMM Inc.	152,329

		318,627

COMPUTERS & PERIPHERALS—4.0%
2,109,800	Apple Computer Inc.[1]*	121,503
3,113,800	Dell Inc.*	99,268
6,120,900	EMC Corp.*	85,448

		306,219

DIVERSIFIED FINANCIALS—8.6%
3,787,200	American Express Co.	188,489
9,731,200	Charles Schwab Corp.[1]	147,914
716,200	Goldman Sachs Group Inc.[1]	90,506
2,411,156	JPMorgan Chase & Co.	88,297
2,173,100	Merrill Lynch & Co. Inc.[1]	140,686

		655,892

DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
5,021,586	Sprint Nextel Corp.	117,053

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
3,150,900	Agilent Technologies Inc.*	100,860

ENERGY EQUIPMENT & SERVICES—2.8%
2,330,900	Schlumberger Ltd.[1]	211,576

FOOD & DRUG RETAILING—2.1%
1,093,800	Whole Foods Market Inc.[1]	157,649

FOOD PRODUCTS—1.3%
9,968,500	Cadbury Schweppes plc (UK)	98,102

HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
952,900	Alcon Inc.[1]	126,640
2,147,600	St. Jude Medical Inc.*	103,235

		229,875

HEALTH CARE PROVIDERS & SERVICES—5.5%
2,492,200	Caremark Rx Inc.*	130,591
519,200	CIGNA Corp.	60,160
2,172,900	UnitedHealth Group Inc.[1]	125,789
1,351,100	WellPoint Inc.*	100,900

		417,440

HOTELS RESTAURANTS & LEISURE—0.5%
1,233,000	Starbucks Corp.[1]*	34,869

HOUSEHOLD PRODUCTS—2.3%
3,191,377	Procter & Gamble Co.	178,685

INDUSTRIAL CONGLOMERATES—3.2%
7,285,800	General Electric Co.	247,061

INSURANCE—1.4%
1,623,600	American International Group Inc.	105,209

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

INTERNET & CATALOG RETAIL—3.8%
1,151,500	Amazon.com Inc.[1]*	$45,922
6,217,800	eBay Inc.[1]*	246,225

		292,147

INTERNET SOFTWARE & SERVICES—8.0%
1,106,300	Google Inc. Cl. A1*	411,698
5,387,200	Yahoo! Inc.*	199,165

		610,863

MULTILINE RETAIL—3.4%
1,431,400	Federated Department Stores Inc.[1]	87,845
3,067,300	Target Corp.	170,818

		258,663

OIL & GAS—1.2%
1,633,800	Suncor Energy Inc. (CAN)	87,621

PERSONAL PRODUCTS—0.7%
1,550,800	Estee Lauder Cosmetics Inc. CI. A1	51,440

PHARMACEUTICALS—7.0%
1,563,800	Abbott Laboratories	67,322
2,974,300	Novartis AG ADR[1,2]	160,077
2,844,300	Roche Holdings Ltd. ADR[1,2]	212,150
1,141,100	Sanofi-Aventis (FR)	91,352

		530,901

SEMICONDUCTOR EQUIPMENT & PRODUCTS—9.2%
6,629,600	Applied Materials Inc.[1]	108,593
5,085,000	Intel Corp.	119,498
3,707,600	Marvell Technology Group Ltd.[1]*	172,070
4,245,700	Maxim Integrated Products Inc.[1]	147,241
5,450,300	Texas Instruments Inc.[1]	155,606

		703,008

SOFTWARE—7.5%
4,852,200	Adobe Systems Inc.[1]	156,483
2,478,300	Electronic Arts Inc.[1]*	140,966
3,807,800	Microsoft Corp.	97,860
1,361,600	NAVTEQ Corp.[1]*	53,266
2,888,800	SAP AG ADR[1,2]	124,045

		572,620

SPECIALTY RETAIL—4.2%
4,189,100	Chico’s FAS Inc.[1]*	165,637
1,460,100	Lowe’s Cos. Inc.[1]	88,730
1,694,500	Williams-Sonoma Inc.[1]*	66,272

		320,639

TEXTILES & APPAREL—3.0%
3,245,100	Coach Inc.*	104,427
1,432,300	Nike Inc. Cl. B1	120,385

		224,812

TOTAL COMMON STOCKS (Cost $5,786,495)		7,454,058

SHORT-TERM INVESTMENTS—7.2%
Principal
Amount
(000s)

COMMERCIAL PAPER
Citigroup Funding Inc.
$191,288	3.970%—11/01/2005	191,288

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
360,400,724	Prime Portfolio (1-day yield of 3.850%)	360,401

TOTAL SHORT-TERM INVESTMENTS (Cost $551,689)		551,689

TOTAL INVESTMENTS—105.1% (Cost $6,338,184)		8,005,747
CASH AND OTHER ASSETS, LESS LIABILITIES—(5.1%)		(390,065)

TOTAL NET ASSETS—100.0%		$7,615,682

1	A portion or all of this security was out on loan at October 31, 2005.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Wellington Management Company, LLP
75 State Street
Boston, MA 02109
Michael T. Carmen, CFA
Portfolio Manager
Michael T. Carmen has managed the Fund since September 20, 2005.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap companies with significant capital appreciation potential.

 TOP TEN HOLDINGS (% of net assets)

American Tower Corp. Cl. A	2.0%
Abercrombie & Fitch Co. Cl. A	1.9
Pharmaceutical Product Development Inc.	1.8
F5 Networks Inc.	1.8
THQ Inc.	1.8
Starwood Hotels & Resorts Worldwide Inc. Cl. B	1.8
Covance Inc.	1.8
Jarden Corp.	1.8
State Street Corp.	1.7
Red Hat Inc.	1.7
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
U.S. equity markets posted higher returns for the 12-month period ended October 31, 2005, despite rising energy prices, interest rate tightening by the Federal Reserve, and escalating tensions in Iraq. The Standard & Poor’s 500 Index rose 8.7% during this period.
Stocks in the small cap and mid cap ranges continued to outperform their larger cap counterparts. Additionally, value outperformed growth stocks by nearly 300 basis points for the 12-month period. The top-performing sectors within the broad market, represented by the S&P 500, were energy (up 33.7%), utilities (up 23.9%), consumer staples (up 10.5%), health care (up 9.6%) and financials (up 8.9%).
Performance
The Harbor Mid Cap Growth Fund returned 18.86% (Institutional Class and Retirement Class) and 18.37% (Investor Class) for the fiscal year ended October 31, 2005. The Fund outperformed its benchmark, the Russell Midcap® Growth Index, which returned 15.91%.
Wellington Management Company, LLP, became subadviser of the Harbor Mid Cap Growth Fund effective September 20, 2005, succeeding Wall Street Associates. For the 2005 fiscal year, the Fund’s returns under each subadviser exceeded those of the benchmark.
Energy, financial, and health care companies were leading performers in the portfolio for the 12-month period. An overweighted position in energy-related stocks, which were up by approximately 50% for the 12 months, was an important contributor to the Fund’s overall performance as well as its outperformance relative to the index. Also helping the Fund to outpace its benchmark were stock selection and a slightly underweighted position in consumer discretionary names. Consumer discretionary sector returns trailed those of the overall index.
Outlook and Strategy
In managing the Harbor Mid Cap Growth Fund, we utilize an investment philosophy that is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that identifying quality management teams will provide us with an opportunity to find companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk. We like to say that we are growth managers with a value conscience.
Based on this investment philosophy, we utilize bottom-up fundamental analysis in the context of an opportunistic approach to investing. We consider a broad universe of available stocks within the

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGER’S COMMENTARY—Continued

mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
In selecting portfolio holdings, we seek top management teams that have demonstrated success at creating a company vision and executing a focused business plan. This approach emphasizes identifying the management team’s business strategy and execution within the context of its competitive environment and determining whether this is leading to accelerating and tangible operating momentum. We believe that improvements at a firm’s operating level should lead to improvements in future profitability that may not yet be reflected in the share price. We believe that focusing on companies with improving operating trends should allow us to invest ahead of the market consensus.
Our fundamental research involves detailed security analysis attempting to understand the level and sustainability of the growth opportunity that the company possesses. Within this context, we include a rigorous evaluation of the company’s balance sheet to ensure that the financial foundation of the firm can support management’s operating approach. This research leads to the formulation of proprietary earnings estimates and P/ E targets that are often different from consensus numbers. We use these estimates to generate upside and downside price targets and thus expectations for future returns. Our focus is on companies that we believe will generate strong earnings growth looking forward over 12 to 18 months. We are willing to pay a reasonable premium for strong and accelerating earnings growth, but a company’s share price must be justified by our internal price targets and leave room for substantial expected appreciation based on our estimates.
Companies are typically sold from the portfolio when they appreciate to our target prices or as they approach those target prices and better opportunities become available. We also will sell names as a result of fundamental shortfalls, including management’s inability to execute its stated strategy or a meaningful change in the strategy upon which we had built our investment thesis.
As a result of our investment process, our economic outlook is based primarily upon our stock research and discussions with individual company managements. We expect continued economic expansion during the next six to 12 months, but we are preparing for a deceleration from recent growth rates. This period likely will not feel as good as the recovery we have experienced over the past two years, but we believe certain sectors of the economy could do well in this environment and we are positioning the Fund to take advantage of these opportunities.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. As of October 31, 2005, our largest exposure was to the consumer discretionary sector, followed by health care and information technology. Our lowest weights were in consumer staples, utilities and materials.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	87
Total Net Assets (000s)	$55,198
Weighted Average Market Cap ($MM)	$6,383.7
Price/Earnings Ratio (P/E)	25.7x
Price/Book Ratio (P/B)	4.0x
Beta vs Russell Midcap® Growth Index	1.0
Portfolio Turnover Rate (Year Ended 10-31-2005)	177%
Foreign Holdings	12%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Mid Cap Growth Fund

Institutional Class	18.86%	-6.07%	-6.07%	$7,310
Retirement Class	18.86	-6.15	-6.15	7,281
Investor Class	18.37	-6.23	-6.23	7,251

Comparative Index

Russell Midcap® Growth	15.91%	-3.71%	-3.71%	$8,278

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $53,447
RETIREMENT CLASS
Expense Ratio: 1.18%
Total Net Assets (000s):
  $14
INVESTOR CLASS
Expense Ratio: 1.38%
Total Net Assets (000s):
  $1,737

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,196.40	$5.26
Hypothetical (5% return)	1,000.00	1,019.90	4.84

Retirement Class
Actual[1]	$1,000.00	$1,196.40	$6.53
Hypothetical (5% return)	1,000.00	1,018.74	6.00

Investor Class
Actual	$1,000.00	$1,193.44	$7.63
Hypothetical (5% return)	1,000.00	1,017.73	7.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 7.0%)

Specialty Retail	9.2
Biotechnology	8.5
Software	7.5
Health Care Providers & Services	5.8
Diversified Financials	5.5
Pharmaceuticals	5.1
Hotels Restaurants & Leisure	4.9
Oil & Gas	4.2
Communications Equipment	3.9
Media	3.9
Wireless Telecommunication Services	3.8
Airlines	3.3
Real Estate	3.3
Aerospace & Defense	3.2
IT Consulting & Services	3.0
Household Durables	2.9
Commercial Services & Supplies	2.5
Energy Equipment & Services	2.3
Household Products	1.8
Metals & Mining	1.6
Textiles & Apparel	1.3
Air Freight & Couriers & Defense	1.2
Health Care Equipment & Supplies	1.2
Industrial Conglomerates	1.2
Computers & Peripherals	1.0
Electronic Equipment & Instruments	0.9

COMMON STOCKS—93.0%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—3.2%
7,600	Alliant Techsystems Inc.*	$534
11,500	Precision Castparts Corp.	545
15,200	Rockwell Collins Inc.	696

		1,775

AIR FREIGHT & COURIERS & DEFENSE—1.2%
18,300	C.H. Robinson Worldwide Inc.	645

AIRLINES—3.3%
8,600	Gol Linhas Aereas Inteligentes SA ADR[1,2]	298
28,700	JetBlue Airways Corp.*	534
7,200	Ryanair Holdings plc ADR[1,2]*	357
40,100	Southwest Airlines Co.	642

		1,831

BIOTECHNOLOGY—8.5%
18,900	Alkermes Inc.[1]*	308
19,200	Amylin Pharmaceuticals Inc.[1]*	645
24,100	Applera Applied Biosystems Group	585
10,000	Cephalon Inc.[1]*	456
8,200	Genzyme Corp.*	593
16,500	Gilead Sciences Inc.*	780
20,100	ICOS Corp.[1]*	542
38,800	Millennium Pharmaceuticals Inc.*	354
19,200	Vertex Pharmaceuticals Inc.[1]*	437

		4,700

COMMERCIAL SERVICES & SUPPLIES—2.5%
7,800	Corporate Executive Board Co.	645
12,600	Stericycle Inc.*	725

		1,370

COMMUNICATIONS EQUIPMENT—3.9%
25,300	Comverse Technology Inc.*	635
19,200	F5 Networks Inc.[1]*	999
8,400	Research In Motion Ltd.*	516

		2,150

COMPUTERS & PERIPHERALS—1.0%
14,300	Logitech International SA ADR[1,2]*	549

DIVERSIFIED FINANCIALS—5.5%
39,500	E*TRADE Financial Corp.*	733
22,700	Eaton Vance Corp.	565
25,300	NASDAQ Stock Market Inc.*	782
17,200	State Street Corp.	950

		3,030

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
22,500	Tektronix Inc.	517

ENERGY EQUIPMENT & SERVICES—2.3%
13,900	BJ Services Co.	483
8,900	GlobalSantaFe Corp.	396
6,300	Noble Corp.	406

		1,285

HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
15,000	Mentor Corp.	675

HEALTH CARE PROVIDERS & SERVICES—5.8%
20,100	Covance Inc.*	978
13,800	Health Net Inc.*	646
14,200	Manor Care Inc.	529
17,700	Pharmaceutical Product Development Inc.	1,017

		3,170

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOTELS RESTAURANTS & LEISURE—4.9%
10,000	Harrah’s Entertainment Inc.	$605
14,800	Las Vegas Sands Corp.[1]*	508
315,700	Melco International Development Ltd. (HK)	303
6,000	Red Robin Gourmet Burgers Inc.[1]*	289
16,800	Starwood Hotels & Resorts Worldwide Inc. Cl. B	982

		2,687

HOUSEHOLD DURABLES—2.9%
17,600	D.R. Horton, Inc.	540
15,400	Pulte Homes Inc.	582
12,900	Standard Pacific Corp.	498

		1,620

HOUSEHOLD PRODUCTS—1.8%
28,900	Jarden Corp.[1]*	977

INDUSTRIAL CONGLOMERATES—1.2%
40,925	Smiths Group plc (UK)	661

IT CONSULTING & SERVICES—3.0%
11,500	CheckFree Corp.*	489
8,900	Cognizant Technology Solutions Corp. Cl. A*	391
33,600	VeriFone Holdings Inc.[1]*	780

		1,660

MEDIA—3.9%
15,300	DreamWorks Animation SKG Cl. A*	392
53,850	Publishing & Broadcasting Ltd. (AUS)	649
105,100	Sirius Satellite Radio Inc.[1]*	656
15,500	XM Satellite Radio Holdings Inc. Cl. A*	447

		2,144

METALS & MINING—1.6%
18,900	Cameco Corp. (CAN)[1]	903

OIL & GAS—4.2%
10,700	Chesapeake Energy Corp.	343
6,400	EOG Resources Inc.	434
4,861	Q-Cell AG (GER)	266
1,268	Q-Cell AG (GER)[3]	70
11,600	Tesoro Corp.	709
10,800	XTO Energy Inc.	469

		2,291

PHARMACEUTICALS—5.1%
15,000	Forest Laboratories Inc.*	569
29,800	IVAX Corp.[1]*	851
17,500	Medicines Co.[1]*	300
53,000	Shionogi & Co. Ltd. (JP)	642
12,100	Teva Pharmaceutical Industries Ltd. ADR[2]	461

		2,823

REAL ESTATE—3.3%
11,400	CB Richard Ellis Group Inc. Cl. A*	557
40,000	Host Marriott Corp.	672
20,000	Kimco Realty Corp.	592

		1,821

SOFTWARE—7.5%
15,900	Amdocs Ltd.*	421
12,200	Autodesk Inc.	551
14,300	Cognos Inc.(CAN)*	537
40,700	Red Hat Inc.[1]*	945
28,800	salesforce.com Inc.[1]*	720
42,800	THQ Inc.[1]*	992

		4,166

SPECIALTY RETAIL—9.2%
20,200	Abercrombie & Fitch Co. Cl. A	1,050
22,250	Advance Auto Parts Inc.*	834
7,600	Michaels Stores Inc.	251
33,600	Office Depot Inc.*	925
21,900	Ross Stores Inc.	592
21,600	Tiffany & Co.	851
14,900	Williams-Sonoma Inc.[1]*	583

		5,086

TEXTILES & APPAREL—1.3%
74,630	Geox SpA (IT)	711

WIRELESS TELECOMMUNICATION SERVICES—3.8%
36,500	Alamosa Holdings Inc.	540
47,400	American Tower Corp. Cl. A*	1,130
17,700	Crown Castle International Corp.*	434

		2,104

TOTAL COMMON STOCKS (Cost $50,920)		51,351

SHORT-TERM INVESTMENTS—29.1%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$4,153	Repurchase Agreement with Bank of America dated October 31, 2005 due November 1, 2005 at 3.920% collateralized by a U.S. Treasury Note (market value $4,193)	4,153

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
11,906,445	Prime Portfolio (1-day yield of 3.850%)	11,906

TOTAL SHORT-TERM INVESTMENTS (Cost $16,059)		16,059

TOTAL INVESTMENTS—122.1% (Cost $66,979)		67,410
CASH AND OTHER ASSETS, LESS LIABILITIES—(22.1%)		(12,212)

TOTAL NET ASSETS—100.0%		$55,198

1	A portion or all of this security was out on loan at October 31, 2005.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of this security. This security is priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and is considered to be liquid under procedures established by the Board of Trustees. At October 31, 2005, the security was valued at $70 or 0.13% of net assets.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Westfield Capital Management
  Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
William Muggia
Portfolio Manager
William Muggia has managed the Fund since November 1, 2000.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Small cap growth stocks demonstrating consistent or accelerating earnings growth.

 TOP TEN HOLDINGS (% of net assets)

Laureate Education Inc.	2.7%
East West Bancorp Inc.	2.7
Kyphon Inc.	2.6
Forest Oil Corp.	2.5
Arch Coal Inc.	2.5
PerkinElmer Inc.	2.4
A.S.V. Inc.	2.4
Corporate Executive Board Co.	2.3
Manor Care Inc.	2.3
Navigant Consulting Inc.	2.3
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Small cap stocks, as measured by the Russell 2000® Index, gained 12.08% for the 12 months ended October 31, 2005, outperforming the large cap names in the Russell 1000® Index by approximately 1.6 percentage points. The favorable relative performance of the small cap asset class compared to large caps can be attributed to the smaller cap companies’ access to inexpensive capital and better earnings growth prospects.
Higher crude oil prices and aggressive monetary tightening by the Federal Reserve appeared to dominate investor psychology over the 12-month period. As a result, the more defensively-oriented economic sectors were among the leading performers. Energy led all sectors as the top contributor to performance in the small cap category.
Performance
The Harbor Small Cap Growth Fund returned 7.83% (Institutional Class), 7.31% (Investor Class), and 7.52% (Retirement Class) for the 12 months ended October 31, 2005. The Fund trailed the Russell 2000® Growth Index, as the effect of a rally in lower quality stocks in the closing months of calendar year 2004 continued to impact performance relative to the benchmark. The Fund outpaced the benchmark for the last 10 months of the fiscal year, as our strategy benefited from a resurgence in growth investing.
Throughout the reporting period the energy sector was consistently the Fund’s largest relative overweight. Energy was also the best performing sector, adding value both through the portfolio overweight relative to the index and through stock selection. Three of the Fund’s four top performers came from the sector: Arch Coal, Quicksilver Resources, and Chesapeake Energy. A supply/demand imbalance for coal, combined with strong worldwide consumption, helped make Arch Coal the top contributor to performance during the fiscal year. With tight supplies and continued robust global demand, we remain bullish on energy sector fundamentals into calendar year 2006.
The largest sector allocation in the portfolio during the period was in technology, where we maintained a slight underweight to the benchmark. We added value through stock selection and our below-benchmark allocation in the group. The technology sector was one of the top three contributors to the Fund’s performance for the year, as we added value in communications and semiconductor equipment.
The second largest weight in the portfolio was the health care sector, which represented an overweight to the benchmark. Stock selection weighed on performance for the fiscal year. The health care equipment industry was the largest detractor, as Wright Medical, a company that

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY—Continued

designs, manufactures, and markets reconstructive joint devices, and American Medical Systems Holdings, a company focused on urological disorders, underperformed during the reporting period.
Celgene, a biotech company engaged in development and distribution of innovative therapies to treat cancer, was one of the top performers during the period. We continue to have conviction that existing drug therapies, combined with prospects for future remedies, have Celgene positioned to remain a market leader.
The consumer discretionary sector experienced weakness throughout the year as stock selection detracted from performance. This sector saw the largest shift in portfolio allocation during the fiscal year, beginning the period slightly overweight but finishing as the largest underweight to the benchmark. Macroeconomic pressures felt by the consumer in the form of higher energy prices and mortgage rates contributed to our decision to trim holdings in the sector. Excessive valuations and increasing competition were the primary reasons that we avoided many apparel retailers during the year, and this negatively impacted performance on a relative basis. Holdings in the specialty stores, automotive, and broadcasting and cable television industries detracted from performance, as our names suffered from weaker-than-expected fundamentals.
Outlook and Strategy
Our strategy remains focused on identifying companies whose growth prospects we believe are underappreciated by Wall Street. Continued success for the Fund will depend on our ability to adhere to our price targeting discipline, particularly in volatile markets. Sentiment swings will provide investment opportunities to build new positions in some companies and take profits in others. Financials, for example, could present opportunities if the yield curve becomes steeper and if multiples compress further.
We are also keeping an eye on inflation, which could pose considerable risks for many sectors over the next six to 12 months. Any rotation out of high quality growth companies could cause short-term underperformance, but we believe that a focus on long-term fundamentals will continue to generate the best ideas and strong relative performance over time.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 50 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	68
Total Net Assets (000s)	$708,488
Weighted Average Market Cap ($MM)	$1,758.0
Price/Earnings Ratio (P/E)	31.4x
Price/Book Ratio (P/B)	3.0x
Beta vs Russell 2000® Growth Index	1.2
Portfolio Turnover Rate (Year Ended 10-31-2005)	69%
Foreign Holdings	1%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Cap Growth Fund

Institutional Class	7.83%	6.69%	6.69%	$13,823
Retirement Class	7.52	6.48	6.48	13,686
Investor Class	7.31	6.37	6.37	13,616

Comparative Index

Russell 2000® Growth	10.91%	-1.62%	-1.62%	$9,215

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.84%
Total Net Assets: (000s):
  $635,132
RETIREMENT CLASS
Expense Ratio: 1.09%
Total Net Assets (000s):
  $40,916
INVESTOR CLASS
Expense Ratio: 1.27%
Total Net Assets (000s):
  $32,440

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,110.16	$4.46
Hypothetical (5% return)	1,000.00	1,020.46	4.28

Retirement Class
Actual	$1,000.00	$1,109.01	$5.79
Hypothetical (5% return)	1,000.00	1,019.20	5.55

Investor Class
Actual	$1,000.00	$1,107.76	$6.74
Hypothetical (5% return)	1,000.00	1,018.29	6.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.4%)

Commercial Services & Supplies	11.2
Health Care Equipment & Supplies	9.3
Banks	7.5
Internet Software & Services	7.4
Machinery	6.5
Oil & Gas	5.2
Metals & Mining	4.9
Software	4.8
Energy Equipment & Services	4.4
Semiconductor Equipment & Products	4.2
Electronic Equipment & Instruments	3.7
Specialty Retail	3.7
Biotechnology	3.3
Health Care Providers & Services	3.2
Diversified Financials	2.7
Pharmaceuticals	2.2
Hotels Restaurants & Leisure	2.0
Computers & Peripherals	1.9
Food Products	1.9
Airlines	1.8
Media	1.7
Aerospace & Defense	1.3
Construction & Engineering	1.1
Chemicals	1.0
IT Consulting & Services	0.8
Real Estate	0.4
Communications Equipment	0.3
Leisure Equipment & Products	0.2

COMMON STOCKS—98.6%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.3%
566,900	Hexcel Corp.*	$8,968

AIRLINES—1.8%
522,600	US Airways Group Inc.*	12,898

BANKS—7.5%
491,200	East West Bancorp Inc.	18,808
351,100	Investors Financial Services Corp.	13,405
416,400	Signature Bank*	12,076
509,500	UCBH Holdings Inc.	8,865

		53,154

BIOTECHNOLOGY—3.3%
178,850	Celgene Corp.*	10,033
930,400	Human Genome Sciences Inc.*	7,769
226,200	OSI Pharmaceuticals Inc.*	5,270

		23,072

CHEMICALS—1.0%
366,000	Rockwood Holdings Inc.*	7,346

COMMERCIAL SERVICES & SUPPLIES—11.2%
225,900	CheckFree Corp.*	9,601
199,375	Corporate Executive Board Co.	16,476
385,500	Laureate Education Inc.*	19,044
761,800	Navigant Consulting Inc.*	15,975
1,066,000	Stewart Enterprises Inc. Cl. A	5,437
379,050	Waste Connections Inc.*	12,649

		79,182

COMMUNICATIONS EQUIPMENT—0.3%
243,400	ARRIS Group Inc.*	2,013

COMPUTERS & PERIPHERALS—1.9%
1,043,000	Advanced Digital Information Corp.*	9,533
296,800	Novatel Wireless Inc.*	3,769

		13,302

CONSTRUCTION & ENGINEERING—1.1%
397,700	Dycom Industries Inc.*	7,926

DIVERSIFIED FINANCIALS—2.7%
377,197	Apollo Investment Corp.	7,046
265,700	National Financial Partners Corp.	12,018

		19,064

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.7%
689,000	Exar Corp.*	8,675
785,500	PerkinElmer Inc.	17,336

		26,011

ENERGY EQUIPMENT & SERVICES—4.4%
957,700	Hanover Compressor Co.*	12,316
348,400	Oil States International Inc.*	11,532
367,000	Superior Energy Services Inc.*	7,479

		31,327

FOOD PRODUCTS—1.9%
545,400	Delta & Pine Land Co.	13,608

HEALTH CARE EQUIPMENT & SUPPLIES—9.3%
356,450	Advanced Medical Optics Inc.*	12,718
707,700	American Medical Systems Holdings Inc.*	11,571
292,600	Immucor Inc.*	7,584
460,600	Kyphon Inc.*	18,465
460,306	PolyMedica Corp.	15,195

		65,533

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HEALTH CARE PROVIDERS & SERVICES—3.2%
450,283	Gentiva Health Services Inc.*	$6,615
438,400	Manor Care Inc.	16,330

		22,945

HOTELS RESTAURANTS & LEISURE—2.0%
315,750	P.F. Chang’s China Bistro Inc.*	14,442

INTERNET SOFTWARE & SERVICES—7.4%
1,069,700	CNET Networks Inc.*	14,537
1,282,300	Digitas Inc.*	13,849
862,400	Openwave Systems Inc.	15,411
488,200	ValueClick Inc.*	8,544

		52,341

IT CONSULTING & SERVICES—0.8%
1,109,800	Sapient Corp.*	5,760

LEISURE EQUIPMENT & PRODUCTS—0.2%
42,000	MarineMax Inc.*	1,037

MACHINERY—6.5%
741,200	A.S.V. Inc.*	17,300
223,250	Actuant Corp. Cl. A*	10,872
248,100	Gehl Co.*	5,699
195,400	JLG Industries Inc.	7,496
67,650	Middleby Corp.	4,905

		46,272

MEDIA—1.7%
1,027,200	Radio One Inc. Cl. D*	12,121

METALS & MINING—4.9%
230,800	Arch Coal Inc.	17,788
227,600	Foundation Coal Holdings Inc.	8,535
201,200	James River Coal Co.*	8,603

		34,926

OIL & GAS—5.2%
196,300	Energy Partners Ltd.*	4,980
412,200	Forest Oil Corp.*	18,005
356,850	Quicksilver Resources Inc.*	13,821

		36,806

PHARMACEUTICALS—2.2%
520,900	MGI PHARMA Inc.*	9,772
380,700	Nektar Therapeutics*	5,733

		15,505

REAL ESTATE—0.4%
92,400	Capital Trust Inc. Cl. A	2,829

SEMICONDUCTOR EQUIPMENT & PRODUCTS—4.2%
345,750	ATMI Inc.*	9,442
261,300	FormFactor Inc.*	6,433
508,700	Tessera Technologies Inc.*	14,193

		30,068

SOFTWARE—4.8%
369,800	Internet Security Systems Inc.*	9,108
1,804,300	Nuance Communications Inc.*	9,274
472,400	Quest Software Inc.*	6,571
2,224,700	SkillSoft plc ADR[1]*	9,322

		34,275

SPECIALTY RETAIL—3.7%
379,300	Interline Brands Inc.*	7,408
267,900	Stage Stores Inc.	7,426
282,000	Williams-Sonoma Inc.*	11,029

		25,863

TOTAL COMMON STOCKS (Cost $591,977)		698,594

SHORT-TERM INVESTMENTS—0.6%
(Cost $4,509)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$4,509	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.200% collateralized by a FNMA Bond (market value $4,600)	4,509

TOTAL INVESTMENTS—99.2% (Cost $596,486)		703,103
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		5,385

TOTAL NET ASSETS—100.0%		$708,488

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Armstrong Shaw Associates Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager
Jeffrey Shaw has managed the Fund since September 20, 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Large cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Comcast Corp. Special Cl. A	4.3%
American International Group Inc.	4.0
Time Warner Inc.	4.0
Cendant Corp.	3.9
Devon Energy Corp.	3.5
Citigroup Inc.	3.4
Chevron Corp.	3.4
E.l. du Pont de Nemours & Co.	3.1
Exelon Corp.	3.0
Sprint Nextel Corp. Series 1	3.0
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The momentum for stocks that developed late in calendar year 2004 ran out of steam in early 2005 amid worry over oil prices, interest rates, and inflation. While the second quarter of calendar 2005 was positive, the market struggled later in the year with concerns about rising interest rates and an economic slowdown. Notable broader trends in the market included small cap stocks outperforming large cap, with value continuing to outperform growth.
For the 12 months ended October 31, 2005, the Russell 1000® Value Index was up 11.86%, besting all other large cap indices. The Standard & Poor’s 500 Index was up 8.72%, while the Dow and NASDAQ indices were both up by more than 6.5%. All but one economic sector posted positive returns, led by energy, which was up 32%. The consumer staples and utilities sectors gained 23% and 22%, respectively. The only sector in negative territory was telecommunication services, down 2%.
Performance
The Harbor Large Cap Value Fund performed essentially in line with the Russell 1000® Value Index for the 2005 fiscal year. The Fund returned 11.90% (Institutional Class), 11.44% (Investor Class), and 11.66% (Retirement Class).
Investments in the health care and consumer discretionary sectors were the strongest contributors to our performance. Our health care stocks returned 34% vs. 12% for those in the index. Our top 10 performers included two health care holdings, WellPoint, which was up 87%, followed by HCA, up 32%. WellPoint (formerly Anthem) rallied late in calendar 2004 as California regulators approved the merger of Anthem and WellPoint Health Networks after a significant delay. WellPoint continued to do well this year as a combined entity, which increased investor confidence in the company’s outlook. HCA rose on management’s aggressive share repurchase activity and more stable fundamental trends.
In addition, our double weight in consumer discretionary names, coupled with positive stock selection, further helped performance. Our consumer discretionary holdings returned 14% for the period vs. 1% for those in the benchmark index. Office Depot was our best performer in the sector, posting a 78% return. Office Depot rallied on the announcement that Steve Odland had been named chairman and chief executive officer. Mr. Odland, former AutoZone chief executive officer, has a strong track record of cost cutting, consolidating businesses, and managing for profitability. Improved sales and margins in the retail and business services group in the company’s 2005 second quarter also contributed to the stock’s rise.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

Stock selection in the energy sector was a positive contributor to performance, with the Fund’s energy names posting a 47% return vs. 32% for in those the index. Devon Energy returned 64% followed by Kerr McGee, up nearly 37%. Finally, our zero exposure to telecommunications names was a positive contributor to performance. As noted above, the telecommunications area was down 2%, making it the worst performing sector in the index for the period.
On the negative side, Fannie Mae was our worst performing stock. It was down 27% and contributed to a 7.4% return for the financial names in the portfolio vs. a 10.1% return for those in the index. Fannie Mae fell following the company’s August announcement that its ongoing restatement of financial reports would continue through the second half of 2006. We sold the stock in August at approximately $50 per share, in keeping with our sell discipline, given the additional delay in financial reporting.
Stock selection in information technology also detracted from performance, with Xerox down nearly 7%. Xerox fell as performance trailed expectations and industry peers reported mixed results. The company remains optimistic that a shift in business mix toward growth segments of its portfolio will drive improved trends. We believe that consistent cash generation and an improving balance sheet should limit downside risk in this holding and we are hopeful that revenue growth will accelerate in the coming quarters.
Outlook and Strategy
Our portfolio sector weightings are similar to those in our previous annual report, with above-benchmark weights in health care, industrials, and consumer discretionary, and underweighted positions in financial services, energy, and information technology.
So far the market has been very resilient in the face of some daunting external circumstances. All of this leaves us fairly constructive on the equity markets. From a relative value standpoint, stocks appear cheaper than bonds, cash, or housing.
Looking forward, before the market can mount a sustained run it has to sense that the Fed has finished raising short term rates. Unfortunately, this is not likely to happen near term as Alan Greenspan closes out his 18-year tenure as Fed chairman and recently has become more hawkish on inflation and housing. We remain committed to our investment disciplines and continue to seek strong franchises run by very capable managers, generating healthy amounts of free cash flow. In conclusion, we see a mostly sideways market for the next several months with stock picking essential for outperformance.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Because the Fund primarily invests in large cap value stocks, it may be adversely affected if the market favors small or mid cap stocks, or growth over value stocks. In addition, since the Fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	38
Total Net Assets (000s)	$715,063
Weighted Average Market Cap ($MM)	$73,090.0
Price/ Earnings Ratio (P/E)	12.9x
Price/ Book Ratio (P/B)	2.2x
Beta vs Russell 1000® Value Index	1.1
Portfolio Turnover Rate (Year Ended 10-31-2005)	24%
Foreign Holdings	0%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Large Cap Value Fund

Institutional Class	11.90%	5.00%	10.01%	$25,953
Retirement Class	11.66	4.83	9.78	25,423
Investor Class	11.44	4.57	9.55	24,887

Comparative Index

Russell 1000® Value	11.86%	4.71%	11.34%	$29,282

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.70%
Total Net Assets (000s):
  $546,624
RETIREMENT CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $5,577
INVESTOR CLASS
Expense Ratio: 1.10%
Total Net Assets (000s):
  $162,862

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,028.55	$3.58
Hypothetical (5% return)	1,000.00	1,021.16	3.57

Retirement Class
Actual	$1,000.00	$1,027.35	$4.86
Hypothetical (5% return)	1,000.00	1,019.90	4.84

Investor Class
Actual	$1,000.00	$1,026.65	$5.62
Hypothetical (5% return)	1,000.00	1,019.14	5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 5.7%)

Commercial Services & Supplies	10.6
Media	10.2
Insurance	8.7
Oil & Gas	8.5
Diversified Financials	7.9
Industrial Conglomerates	7.3
Banks	7.0
Pharmaceuticals	4.9
Health Care Providers & Services	4.4
Chemicals	3.1
Diversified Telecommunication Services	3.0
Electric Utilities	3.0
Food & Drug Retailing	2.7
Office Electronics	2.6
Electrical Equipment	2.5
Aerospace & Defense	2.4
Specialty Retail	2.2
Household Durables	1.9
Hotels Restaurants & Leisure	1.4

COMMON STOCKS—94.3%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.4%
333,100	United Technologies Corp.	$17,081

BANKS—7.0%
483,402	Bank of America Corp.	21,144
421,650	North Fork Bancorporation Inc.	10,685
461,100	Washington Mutual Inc.	18,260

		50,089

CHEMICALS—3.1%
526,199	E.l. du Pont de Nemours & Co.	21,937

COMMERCIAL SERVICES & SUPPLIES—10.6%
395,980	Career Education Corp.[1]*	14,093
1,585,070	Cendant Corp.	27,612
335,870	First Data Corp.	13,586
491,600	Pitney Bowes Inc.	20,687

		75,978

DIVERSIFIED FINANCIALS—7.9%
536,812	Citigroup Inc.	24,575
220,600	Merrill Lynch & Co. Inc.	14,282
326,100	Morgan Stanley, Dean Witter & Co.	17,743

		56,600

DIVERSIFIED TELECOMMUNICATION SERVICES—3.0%
912,804	Sprint Nextel Corp. Series 1	21,277

ELECTRIC UTILITIES—3.0%
410,600	Exelon Corp.	21,364

ELECTRICAL EQUIPMENT—2.5%
257,640	Emerson Electric Co.	17,919

FOOD & DRUG RETAILING—2.7%
793,200	CVS Corp.	19,362

HEALTH CARE PROVIDERS & SERVICES—4.4%
345,660	HCA Inc.[1]	16,657
194,890	WellPoint Inc.*	14,554

		31,211

HOTELS RESTAURANTS & LEISURE—1.4%
200,350	Yum! Brands Inc.	10,192

HOUSEHOLD DURABLES—1.9%
364,438	Pulte Homes Inc.[1]	13,772

INDUSTRIAL CONGLOMERATES—7.3%
615,100	General Electric Co.	20,858
416,500	Honeywell International Inc.	14,244
661,270	Tyco International Ltd.	17,451

		52,553

INSURANCE—8.7%
320,700	Allstate Corp.	16,930
439,620	American International Group Inc.	28,487
178,400	Chubb Corp.[1]	16,586

		62,003

MEDIA—10.2%
1,128,000	Comcast Corp. Special Cl. A*	30,918
220,700	Gannett Inc.	13,829
1,588,000	Time Warner Inc.	28,314

		73,061

OFFICE ELECTRONICS—2.6%
1,369,920	Xerox Corp.[1]*	18,590

OIL & GAS—8.5%
426,900	Chevron Corp.	24,363
174,450	ConocoPhillips	11,406
413,800	Devon Energy Corp.	24,985

		60,754

PHARMACEUTICALS—4.9%
485,300	Abbott Laboratories	20,892
650,900	Pfizer Inc.	14,151

		35,043

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

SPECIALTY RETAIL—2.2%
572,010	Office Depot Inc.*	$15,747

TOTAL COMMON STOCKS (Cost $606,822)		674,533

SHORT-TERM INVESTMENTS—8.0%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$40,188	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.200% collateralized by a FNMA Bond (market value $40,994)	40,188

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
16,698,902	Prime Portfolio (1-day yield of 3.850%)	16,699

TOTAL SHORT-TERM INVESTMENTS (Cost $56,887)		56,887

TOTAL INVESTMENTS—102.3% (Cost $663,709)		731,420
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.3%)		(16,357)

TOTAL NET ASSETS—100.0%		$715,063

1	A portion or all of this security was out on loan at October 31, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606
Josef Lakonishok, Ph.D.
Portfolio Manager
Robert Vishny, Ph.D.
Portfolio Manager
Menno Vermeulen, CFA
Portfolio Manager
The team of Josef Lakonishok, Robert Vishny and Menno Vermeulen commenced managing the Fund on September 30, 2004.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

 TOP TEN HOLDINGS (% of net assets)

American Electric Power Company Inc.	2.3%
Aon Corp.	1.8
Valero Energy Corp.	1.8
Amerada Hess Corp.	1.7
Sunoco Inc.	1.5
Edison International	1.5
CIGNA Corp.	1.5
Jefferson-Pilot Corp.	1.5
Xcel Energy Inc.	1.5
Longs Drug Stores Corp.	1.5
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The mid cap area of the market was the best performing capitalization segment for the 12 months ended October 31, 2005. Large cap stocks advanced by more than 10% and small stocks also posted double-digit returns over the reporting period. The value style was in favor across all capitalization ranges in this period, although the growth indices closed the gap in recent months.
Equity markets held up remarkably well over the 12-month period, given record high oil prices, expanding deficits, and the consistent campaign of interest rate increases by the Federal Reserve. The Fed raised rates by 25 basis points at each of its last 11 meetings through the end of the reporting period, in an effort to hold off inflationary pressures. At October 31, 2005, the fed funds rate stood at 3.75%, with more rate increases expected in the foreseeable future. Corporate profits were strong and helped lift stock prices over the 12-month period.
Performance
The Harbor Mid Cap Value Fund returned 16.92% (Institutional Class), 16.65% (Investor Class), and 16.88% (Retirement Class) for the fiscal year ended October 31, 2005. By comparison, the Russell Midcap® Value Index returned 19.50%.
Early in the period, leading mid cap performers included some of the biggest names in the mid cap area of the market. Names such as Apple Computer ($36 billion market cap) and TXU Corp. ($20 billion market cap) were some of the best performers in the benchmark. This had a negative effect on the Fund’s comparative results, as the portfolio did not hold either stock. In addition, the Fund had a higher exposure to smaller names in the benchmark, which somewhat underperformed the overall mid cap universe.
As of June 30, 2005, however, the largest stocks were removed from the benchmark as part of the annual reconstitution of the Russell indices. As a result, the weighted-average market cap of the Russell Midcap® Value Index decreased by 14% on June 30, with some its best recent performers having been removed from the index.
The most significant change to the benchmark as a result of the June 30 rebalancing was a decrease in the energy sector from 8.7% to only 4.3% of the benchmark. Industrials also decreased, from 8.9% to 6.6%. Three sectors—financials, consumer staples, and information technology—increased in weight by approximately 2 percentage points each as a result of the reconstitution. To avoid excessive turnover, it is our practice to adjust the Fund’s holdings over time in response to these changes in the benchmark.
When we look at performance attribution, sector selection was favorable during the period. However, positive sector selection was not enough to compensate for unfavorable stock selection, particularly in the consumer discretionary and REIT sectors.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY—Continued

The best performing area of the market over the fiscal year was the energy sector. With record high oil prices and increased demand from China and other rapidly developing areas of the world, energy companies reaped the rewards with record high profits. The Fund benefited from an overweighted position in the sector and good stock selection among energy names. A significantly underweighted allocation to real estate investment trusts (REITs) also added value, as REITs trailed the benchmark over the reporting period, although not without significant volatility quarter to quarter.
Top performers in the Fund for the period included several energy stocks such as Valero Energy, Tesero Petroleum, Sunoco, and Swift Energy. The biggest detractors from Fund performance included Dana Corp. and Eastman Kodak, both in the consumer discretionary sector, and Popular Inc., a financial stock.
Outlook and Strategy
LSV’s portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential, and (2) a portfolio construction process that controls for risk while maximizing expected return. The objective of the model is to identify undervalued stocks with high near-term appreciation potential. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.
Our picks in the energy sector provide a good example of this investment process. A number of energy stocks in the mid cap area of the market showed up as attractive over the past few years. They were inexpensive on a price-to-cash flow and price-to-earnings basis and had experienced relatively poor performance over a longer time period (three to five years), which in our process helps confirm the relative attractiveness of the share price. Over the past year or so, as oil prices advanced, energy stocks began to show positive near-term momentum, indicating that the market was beginning to recognize the undervaluation.
Those characteristics—attractive valuations, poor past performance, and strong recent momentum—made a number of energy stocks attractive purchases in the reporting period. Even though these stocks produced very strong results, we held onto them because their cash flow and earnings rose along with the stock price. In addition, since we like to see recent momentum in our holdings, these stocks remained in the portfolio as share prices increased. However, we have begun to trim some of our energy holdings, as several names have become too large a position in the Fund.
As of October 31, 2005, the portfolio was trading at a significant discount to the market on several valuation metrics. At that date, the portfolio was trading at 12.1x trailing earnings compared to 16.9x for the value benchmark and 5.3x cash flow compared to 8.6x for the Russell Midcap® Value Index.
Our risk control measures are designed to limit the degree of the portfolio’s exposure to any particular sector or industry. Currently, the portfolio is overweighted in the consumer discretionary, financial, and energy sectors, at the expense of REITs and utilities. We believe that our disciplined investment strategy will continue to perform well over the long run, as the market rewards companies with solid, reasonably priced fundamentals.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002
RETIREMENT CLASS
Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	117
Total Net Assets (000s)	$17,437
Weighted Average Market Cap ($MM)	$6,448.2
Price/Earnings Ratio (P/E)	12.1x
Price/Book Ratio (P/B)	1.8x
Beta vs Russell Midcap® Value Index	1.0
Portfolio Turnover Rate (Year Ended 10-31-2005)	20%
Foreign Holdings	0%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 03-01-2002 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Mid Cap Value Fund

Institutional Class	16.92%	N/A	7.37%	$12,980
Retirement Class	16.88	N/A	7.32	12,959
Investor Class	16.65	N/A	7.23	12,919

Comparative Index

Russell Midcap® Value	19.50%	12.82%	14.06%	$16,200

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $15,744
RETIREMENT CLASS
Expense Ratio: 1.18%
Total Net Assets (000s):
  $81
INVESTOR CLASS
Expense Ratio: 1.38%
Total Net Assets (000s):
  $1,612

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,093.75	$5.01
Hypothetical (5% return)	1,000.00	1,019.90	4.84

Retirement Class
Actual[1]	$1,000.00	$1,093.75	$6.23
Hypothetical (5% return)	1,000.00	1,018.74	6.00

Investor Class
Actual	$1,000.00	$1,091.91	$7.28
Hypothetical (5% return)	1,000.00	1,017.73	7.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.8%)

Insurance	11.3
Electric Utilities	9.3
Oil & Gas	8.0
Banks	7.7
Diversified Financials	4.8
Household Durables	4.6
Specialty Retail	4.0
Real Estate	3.8
Food & Drug Retailing	3.4
Health Care Providers & Services	3.0
Machinery	2.9
Food Products	2.7
Auto Components	2.6
Commercial Services & Supplies	2.4
Diversified Telecommunication Services	2.3
Chemicals	2.0
Road & Rail	1.8
Multiline Retail	1.6
Beverages	1.5
Metals & Mining	1.5
Paper & Forest Products	1.5
Software	1.5
Gas Utilities	1.4
Textiles & Apparel	1.3
Airlines	1.2
Containers & Packaging	1.2
Aerospace & Defense	1.0
IT Consulting & Services	1.0
Media	0.8
Computers & Peripherals	0.7
Internet Software & Services	0.6
Semiconductor Equipment & Products	0.6
Multi-Utilities	0.5
Pharmaceuticals	0.5
Electrical Equipment	0.4
Industrial Conglomerates	0.4
Leisure Equipment & Products	0.4

COMMON STOCKS—96.2%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.0%
4,700	Goodrich Corp.	$169

AIRLINES—1.2%
4,400	Alaska Air Group Inc.[1]*	139
7,500	ExpressJet Holdings Inc.*	67

		206

AUTO COMPONENTS—2.6%
3,600	Autoliv Inc.	155
8,500	Dana Corp.[1]	64
9,000	Goodyear Tire & Rubber Co.[1]*	141
5,300	Tenneco Automotive Inc.	88

		448

BANKS—7.7%
4,300	Comerica Inc.	248
3,000	Downey Financial Corp.	183
6,900	Huntington Bancshares Inc.	160
7,300	KeyCorp	235
2,600	Popular Inc.	53
1,600	Regions Financial Corp.	52
3,200	UnionBanCal Corp.	219
3,100	United Bankshares Inc.[1]	113
2,042	Washington Mutual Inc.	81

		1,344

BEVERAGES—1.5%
1,400	Molson Coors Brewing Co. Cl. B	86
7,700	PepsiAmericas Inc.	180

		266

CHEMICALS—2.0%
3,800	Eastman Chemical Co.	200
1,200	Georgia Gulf Corp.[1]	35
1,900	Lubrizol Corp.	79
3,000	OM Group Inc.[1]	48

		362

COMMERCIAL SERVICES & SUPPLIES—2.4%
8,800	Convergys Corp.*	143
3,500	H&R Block Inc.	87
9,300	Sabre Holdings Corp. Cl. A	182

		412

COMPUTERS & PERIPHERALS—0.7%
10,100	Western Digital Corp.[1]	122

CONTAINERS & PACKAGING—1.2%
2,400	Greif Inc. Cl. A1	146
3,300	Owens-Illinois Inc.*	63

		209

DIVERSIFIED FINANCIALS—4.8%
1,700	A.G. Edwards Inc.	72
5,100	Advanta Corp. Cl. B1	145
1,100	Bear Stearns Cos. Inc.	116
3,300	CIT Group Inc.	151
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1	96
1,700	IndyMac Bancorp Inc.[1]	63
3,900	Principal Financial Group*	194

		837

DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
9,400	AT&T Corp.	186
6,500	CenturyTel Inc.	213

		399

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

ELECTRIC UTILITIES—9.3%
10,500	American Electric Power Company Inc.	$399
5,700	DTE Energy Co.	246
6,100	Edison International	267
3,800	NSTAR	103
3,500	Pinnacle West Capital Corp.	146
9,700	Puget Energy Inc.	208
14,100	Xcel Energy Inc.[1]	258

		1,627

ELECTRICAL EQUIPMENT—0.4%
1,300	Energizer Holdings Inc.*	66

FOOD & DRUG RETAILING—3.4%
4,700	Albertson’s Inc.[1]	118
6,100	Longs Drug Stores Corp.[1]	254
2,700	Safeway Inc.*	63
5,200	SUPERVALU Inc.	163

		598

FOOD PRODUCTS—2.7%
9,000	Archer Daniels Midland Co.	219
3,600	Pilgrim’s Pride Corp.	113
8,300	Tyson Foods Inc. Cl. A	148

		480

GAS UTILITIES—1.4%
5,100	National Fuel Gas Co.	154
2,800	WGL Holdings Inc.[1]	87

		241

HEALTH CARE PROVIDERS & SERVICES—3.0%
2,300	CIGNA Corp.	266
3,600	Kindred Healthcare Inc.[1]*	101
3,300	Universal Health Services Inc. Cl. B	156

		523

HOUSEHOLD DURABLES—4.6%
170	NVR Inc.*	117
1,500	Ryland Group Inc.[1]	101
3,400	Stanley Works	163
8,200	Tupperware Corp.	188
2,900	Whirlpool Corp.	228

		797

INDUSTRIAL CONGLOMERATES—0.4%
800	Reynolds American Inc.[1]	68

INSURANCE—11.3%
9,500	Aon Corp.	322
4,410	Cincinnati Financial Corp.	188
6,900	Horace Mann Educators Corp.	134
4,800	Jefferson-Pilot Corp.	263
2,300	LandAmerica Financial Group Inc.[1]	145
2,600	Lincoln National Corp.	132
2,200	MBIA Inc.	128
4,400	Nationwide Financial Services Inc. Cl. A	178
2,300	Protective Life Corp.	101
4,400	Safeco Corp.	245
1,400	StanCorp Financial Group Inc.	129

		1,965

INTERNET SOFTWARE & SERVICES—0.6%
10,300	EarthLink Inc.[1]*	113

IT CONSULTING & SERVICES—1.0%
3,300	Computer Sciences Corp.*	169

LEISURE EQUIPMENT & PRODUCTS—0.4%
3,000	Eastman Kodak Co.[1]	66

MACHINERY—2.9%
5,100	Albany International Corp. Cl. A1	197
2,000	Cummins Inc.	171
4,900	Navistar International Corp.*	135

		503

MEDIA—0.8%
5,400	American Greetings Corp. Cl. A1	136

METALS & MINING—1.5%
1,200	Nucor Corp.	72
1,700	Southern Copper Corp.[1]	94
2,600	United States Steel Corp.	95

		261

MULTILINE RETAIL—1.6%
2,200	Federated Department Stores Inc.	135
2,700	J. C. Penney Co. Inc.	138

		273

MULTI-UTILITIES—0.5%
3,600	NiSource Inc.	85

OIL & GAS—8.0%
2,400	Amerada Hess Corp.	300
1,600	Houston Exploration Co.*	82
3,600	Sunoco Inc.	268
4,300	Swift Energy Co.*	188
4,100	Tesoro Petroleum Corp.*	251
3,000	Valero Energy Corp.	316

		1,405

PAPER & FOREST PRODUCTS—1.5%
4,500	Georgia-Pacific Corp.	146
4,500	MeadWestvaco Corp.	118

		264

PHARMACEUTICALS—0.5%
5,900	King Pharmaceuticals Inc.	91

REAL ESTATE—3.8%
10,900	Anthracite Capital Inc.[1]	114
4,300	Crescent Real Estate Equities Co.[1]	86
4,500	Highwoods Properties Inc.	127
18,200	HRPT Properties Trust	199
5,200	RAIT Investment Trust[1]	138

		664

ROAD & RAIL—1.8%
4,000	CSX Corp.	183
3,700	GATX Corp.[1]	138

		321

SEMICONDUCTOR EQUIPMENT & PRODUCTS—0.6%
6,200	Axcelis Technologies Inc.*	27
9,900	LSI Logic Corp.*	80

		107

SOFTWARE—1.5%
5,800	Reynolds & Reynolds Co. Cl. A	154
4,700	Sybase Inc.*	105

		259

SPECIALTY RETAIL—4.0%
1,400	Barnes & Noble Inc.*	51
4,300	Borders Group Inc.	84
8,200	Limited Brands Inc.	164

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

SPECIALTY RETAIL—Continued
2,300	Sherwin-Williams Co.	$98
4,500	Stage Stores Inc.*	125
8,700	United Rentals Inc.[1]	170

		692

TEXTILES & APPAREL—1.3%
1,500	Liz Claiborne Inc.	53
3,200	VF Corp.	167

		220

TOTAL COMMON STOCKS (Cost $15,220)		16,768

SHORT-TERM INVESTMENTS—22.3%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$627	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.200% collateralized by a FNMA Bond (market value $640)	627

Shares

SECURITIES LENDING COLLATERAL
3,259,175	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 3.850%)	3,259

TOTAL SHORT-TERM INVESTMENTS (Cost $3,886)		3,886

TOTAL INVESTMENTS—118.5% (Cost $19,106)		20,654
CASH AND OTHER ASSETS, LESS LIABILITIES—(18.5%)		(3,217)

TOTAL NET ASSETS—100.0%		$17,437

1	A portion or all of this security was out on loan at October 31, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager
Paul Viera has managed the Fund since its inception in 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Small cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Philadelphia Consolidated Holding Corp.	4.1%
Pharmaceutical Product Development Inc.	3.8
Global Payments Inc.	3.7
Watsco Inc.	3.3
The Cooper Companies Inc.	3.2
Cabot Oil & Gas Corp.	3.0
Covance Inc.	2.7
Hovnanian Enterprises Inc. Cl. A	2.7
Standard Pacific Corp.	2.6
Meritage Homes Corp.	2.5
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The broad small cap equity market as represented by the Russell 2000® Index rose 12.08% for the 12 months ended October 31, 2005. Over this same period, the small cap value market as represented by the Russell 2000® Value Index gained a slightly better 13.04%. The majority of the market gains came in November and December of 2004. For the first 10 months of calendar year 2005, the Russell 2000® and Russell 2000® Value were up 0.17% and 1.40%, respectively.
The modest performance of the small cap equity market for the first 10 months of 2005 came despite a generally strong economic backdrop. Corporate earnings remained strong, corporate balance sheets continued to improve, unemployment remained low, and merger activity increased. Although the economic data suggested a strong and growing economy, concern over high energy prices, waning consumer confidence, and fears of higher interest rates and inflation limited market gains.
Hurricanes Katrina and Rita caused energy prices to spike in the late summer, and the Federal Reserve’s continued tightening of monetary policy caused long-term interest rates to move marginally higher near the end of the reporting period. Despite these challenges, the U.S. consumer remained resilient, as did the overall U.S. economy. The initial estimate of GDP for the third quarter of calendar year 2005 was a healthy 3.8%, and most economists expect GDP growth for the remainder of 2005 and 2006 to be in excess of 3%.
Performance
The Harbor Small Cap Value Fund returned 18.22% (Institutional Class), 17.76% (Investor Class), and 18.05% (Retirement Class) for the fiscal year ended October 31, 2005, compared with the 13.04% return by its Russell 2000® Value Index benchmark. Overall, since its inception in 2001 the Fund has outperformed its benchmark by approximately five percentage points on an annualized basis.
Within the Russell 2000® Value Index, all sectors showed gains for the fiscal year. The energy sector was particularly strong, up 43% for the 12-month period. Strong demand and tight supplies of crude oil and natural gas, as well as refined products like gasoline and heating oil, pushed energy prices higher even before the hurricanes disrupted production in August and September. Industrial stocks within the Russell 2000® Value rose 19% for the period, reflecting the strong overall economy. Materials, consumer staples, telecommunications, and utilities also posted returns greater than 10% over the period.
Although still positive, the weakest sector performer during the fiscal year was information technology. Despite strong earnings, many businesses have used cash flow to improve their balance sheets and have remained cautious regarding large, long-term IT initiatives. Consumer discretionary stocks in the index rose less than the index average, reflecting concerns over the continued viability of the consumer in the face of higher energy prices and interest rates.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

EARNEST Partners selects securities for the portfolio using a bottom-up stock selection approach based on fundamental research. During the 2005 fiscal year, the Fund’s holdings in all but two sectors outperformed those within the broader small cap value universe. Examples include financials, where the portfolio’s holdings generated average returns of 17.1% compared to 9.0% for the index, and industrials, where portfolio names rose 47.5% compared to 28.2% for the index overall. Energy stocks in the portfolio, primarily small cap exploration and production companies, increased 63.4% on average versus 42.6% for the index.
Consistent with our investment approach, security selection was the driver of the Fund’s outperformance over the fiscal year. Holdings that contributed strongly to Fund performance included Cabot Oil & Gas, Philadelphia Consolidated Holding, Global Payments Inc., and Watsco Inc.—all returning more than 50%. Cabot Oil & Gas, an independent energy exploration and production company focused primarily on natural gas, rose 63.0% as it benefited from higher energy prices and increased production. Philadelphia Consolidated Holding, a specialty property and casualty insurance company, posted strong earnings growth due to profitable underwriting and strong industry pricing. Its share price increased 66% for the reporting period. Global Payments Inc., a provider of electronic transaction processing services, raised its forward looking guidance, due in large part to strength in its North American direct merchant channels. Its share price increased 56.9% for the period. Watsco Inc., a distributor of heating, air conditioning, and refrigeration equipment, rose over 100% during the period as the company’s revenue and earnings benefited from continued strength in new construction, an expanded distribution network, and continued gains in market share.
During the fiscal year, the Fund sold a number of holdings. For example, the Fund sold its shares in K-V Pharmaceutical and Chattem Inc. due to concerns over the fundamental outlook for each company. In addition, several holdings within the portfolio, such as Accredo Health Inc. and Overnite Corp., were acquired by other companies during the year at healthy premiums to the prevailing market price.
Outlook and Strategy
As of October 31, 2005, the Fund’s largest positions remained in the consumer discretionary, financial, and health care sectors. Relative to the benchmark, the portfolio was overweighted in the consumer discretionary, health care, telecommunication services, and information technology sectors and was underweighted in financials, consumer staples, industrials, materials, energy, and utilities.
In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our proven three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough fundamental research to find the best stocks to include in the portfolio.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001
RETIREMENT CLASS
Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	65
Total Net Assets (000s)	$1,811,604
Weighted Average Market Cap ($MM)	$2,034.8
Price/Earnings Ratio (P/E)	15.8x
Price/Book Ratio (P/B)	2.9x
Beta vs Russell 2000® Value Index	1.1
Portfolio Turnover Rate (Year Ended 10-31-2005)	20%
Foreign Holdings	0%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-14-2001 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Cap Value Fund

Institutional Class	18.22%	N/A	18.94%	$19,601
Retirement Class	18.05	N/A	18.82	19,524
Investor Class	17.76	N/A	18.62	19,395

Comparative Index

Russell 2000® Value	13.04%	14.68%	14.54%*	$17,015

*	For the period December 1, 2001 through October 31, 2005.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $1,592,120
RETIREMENT CLASS
Expense Ratio: 1.08%
Total Net Assets (000s):
  $36,787
INVESTOR CLASS
Expense Ratio: 1.26%
Total Net Assets (000s):
  $182,697

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,080.33	$4.35
Hypothetical (5% return)	1,000.00	1,020.51	4.23

Retirement Class
Actual	$1,000.00	$1,078.71	$5.65
Hypothetical (5% return)	1,000.00	1,019.25	5.50

Investor Class
Actual	$1,000.00	$1,078.08	$6.60
Hypothetical (5% return)	1,000.00	1,018.34	6.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.9%)

Health Care Providers & Services	10.7
Insurance	9.7
Household Durables	9.4
Commercial Services & Supplies	8.5
Oil & Gas	6.4
Diversified Financials	5.8
Machinery	5.0
Electronic Equipment & Instruments	3.9
Hotels Restaurants & Leisure	3.7
Banks	3.4
Building Products	3.3
Health Care Equipment & Supplies	3.2
Real Estate	3.1
Chemicals	2.4
Media	2.0
Textiles & Apparel	2.0
Electric Utilities	1.9
Specialty Retail	1.7
Aerospace & Defense	1.6
Biotechnology	1.5
Automobiles	1.4
Energy Equipment & Services	1.4
Multiline Retail	1.3
Wireless Telecommunication Services	1.2
Gas Utilities	0.8
Internet & Catalog Retail	0.7
Pharmaceuticals	0.1

COMMON STOCKS—96.1%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.6%
1,006,498	Moog Inc. Cl. A1	$29,843

AUTOMOBILES—1.4%
861,900	Winnebago Industries Inc.[1]	25,271

BANKS—3.4%
1,224,900	Accredited Home Lenders Holding Co.[1]*	44,268
246,350	Astoria Financial Corp.	6,886
252,200	BankUnited Financial Corp.[1]*	5,982
386,679	Oriental Financial Group Inc.[1]	4,803

		61,939

BIOTECHNOLOGY—1.5%
1,010,610	Nabi Biopharmaceuticals[1]*	12,986
702,853	Serologicals Corp.[1]	13,692

		26,678

BUILDING PRODUCTS—3.3%
1,051,584	Watsco Inc.[1]	59,762

CHEMICALS—2.4%
420,600	Scotts Miracle-Gro Co. Cl. A1*	36,924
313,300	Valspar Corp.[1]	6,908

		43,832

COMMERCIAL SERVICES & SUPPLIES—8.5%
442,700	Administaff Inc.[1]*	18,735
611,600	Allied Waste Industries Inc.[1]*	4,978
1,562,400	Global Payments Inc.[1]	66,949
1,297,361	Headwaters Inc.[1]*	41,308
762,439	Kelly Services Inc. Cl. A1	21,104

		153,074

DIVERSIFIED FINANCIALS—5.8%
670,000	AmeriCredit Corp.[1]*	14,975
323,000	Eaton Vance Corp.[1]	8,039
941,600	Jefferies Group Inc.[1]	39,980
1,106,379	Raymond James Financial Inc.[1]	37,650
22,400	Student Loan Corp.	4,910

		105,554

ELECTRIC UTILITIES—1.9%
1,379,300	PNM Resources Inc.	34,965

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.9%
1,180,302	Checkpoint Systems Inc.[1]*	28,327
1,452,618	FLIR Systems Inc.[1]*	30,447
3,344,200	Sanmina-SCI Corp.[1]*	12,206

		70,980

ENERGY EQUIPMENT & SERVICES—1.4%
538,000	Oceaneering International Inc.[1]*	25,889

GAS UTILITIES—0.8%
503,700	ONEOK Inc.[1]	14,476

HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
839,000	The Cooper Companies Inc.[1]	57,757

HEALTH CARE PROVIDERS & SERVICES—10.7%
789,362	American Healthways Inc.[1]*	32,017
813,900	AMERIGROUP Corp.*	13,608
1,015,800	Covance Inc.[1]*	49,419
1,211,543	Pharmaceutical Product Development Inc.*	69,627
873,300	Sunrise Senior Living Inc.[1]*	28,243

		192,914

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOTELS RESTAURANTS & LEISURE—3.7%
97,200	Brinker International Inc.*	$3,705
1,139,849	CEC Entertainment Inc.*	38,538
881,394	Sonic Corp.[1]	25,508

		67,751

HOUSEHOLD DURABLES—9.4%
78,400	Harman International Industries Inc.[1]	7,829
1,076,200	Hovnanian Enterprises Inc. Cl. A1*	48,418
724,600	Meritage Homes Corp.[1]*	45,121
572,400	Snap-on Inc.[1]	20,618
1,233,060	Standard Pacific Corp.	47,571

		169,557

INSURANCE—9.7%
583,201	Commerce Group Inc.	33,137
691,832	Delphi Financial Group Inc.[1]	32,405
765,687	Philadelphia Consolidated Holding Corp.[1]*	73,705
175,200	Protective Life Corp.	7,681
652,300	United Fire & Casualty Co.[1]	29,367

		176,295

INTERNET & CATALOG RETAIL—0.7%
370,738	School Specialty Inc.*	12,568

MACHINERY—5.0%
496,300	Bucyrus International Inc. Cl. A1	20,621
293,200	Harsco Corp.	18,838
511,100	Joy Global Inc.	23,444
978,700	Timken Co.	27,756

		90,659

MEDIA—2.0%
983,309	Scholastic Corp.[1]	32,007
462,079	Sinclair Broadcast Group Inc. Cl. A1	3,831

		35,838

MULTILINE RETAIL—1.3%
1,328,563	Stein Mart Inc.[1]*	24,379

OIL & GAS—6.4%
1,204,600	Cabot Oil & Gas Corp.	55,159
583,600	Houston Exploration Co.[1]*	30,085
702,800	Swift Energy Co.[1]*	30,684

		115,928

PHARMACEUTICALS—0.1%
28,750	Barr Pharmaceuticals Inc.*	1,652

REAL ESTATE—3.1%
527,452	Entertainment Properties Trust[1]	21,151
506,500	SL Green Realty Corp.	34,457

		55,608

SPECIALTY RETAIL—1.7%
1,977,800	CSK Auto Corp.[1]	29,924

TEXTILES & APPAREL—2.0%
1,259,900	Phillips-Van Heusen Corp.[1]	35,844

WIRELESS TELECOMMUNICATION SERVICES—1.2%
898,200	American Tower Corp. Cl. A*	21,422

TOTAL COMMON STOCKS (Cost $1,575,691)		1,740,359

SHORT-TERM INVESTMENTS—24.4%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$83,421	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.200% collateralized by FHLB Bonds (aggregate market value $60,858) and FNMA Bonds (aggregate market value $24,236)	83,421

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
358,827,661	Prime Portfolio (1-day yield of 3.850%)	358,828

TOTAL SHORT-TERM INVESTMENTS (Cost $442,249)		442,249

TOTAL INVESTMENTS—120.5% (Cost $2,017,940)		2,182,608
CASH AND OTHER ASSETS, LESS LIABILITIES—(20.5%)		(371,004)

TOTAL NET ASSETS—100.0%		$1,811,604

1	A portion or all of this security was out on loan at October 31, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2005

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

ASSETS
Investments, at identified cost*	$6,338,184	$66,979	$596,486	$663,709	$19,106	$2,017,940

Investments, at value (including securities loaned of $359,233; $11,874; $0; $16,482; $3,225; $354,251)	$8,005,747	$63,257	$698,594	$691,232	$20,027	$2,099,187
Repurchase agreements	—	4,153	4,509	40,188	627	83,421
Cash	—	1	1	—	1	—
Foreign Currency, at value (cost: $0; $10; $0; $0; $0; $0)	—	10	—	—	—	—
Receivables for:
Investments sold	9,887	275	8,700	973	—	4,969
Capital shares sold	8,647	204	1,244	3,027	34	3,997
Dividends	1,905	34	94	630	21	1,784
Interest	21	—	—	4	—	7
Withholding tax receivable	185	—	—	—	—	—
Other assets	53	—	8	8	—	12
Prepaid fund insurance	82	—	11	5	—	5

Total Assets	8,026,527	67,934	713,161	736,067	20,710	2,193,382
LIABILITIES
Payables for:
Investments purchased	42,196	748	3,878	3,546	—	18,130
Capital shares reacquired	4,026	37	223	388	1	3,555
Collateral for securities loaned	360,401	11,906	—	16,699	3,259	358,828
Accrued expenses:
Management fees	3,642	30	496	307	9	1,093
12b-1 fees	87	—	13	16	—	48
Trustees’ fees and expenses	21	1	3	2	1	4
Transfer agent fees	412	4	46	36	1	106
Other	60	10	14	10	2	14

Total Liabilities	410,845	12,736	4,673	21,004	3,273	381,778
NET ASSETS	$7,615,682	$55,198	$708,488	$715,063	$17,437	$1,811,604

Net Assets Consist of:
Paid-in capital	$8,548,821	$47,917	$561,723	$647,489	$15,308	$1,619,464
Undistributed/(overdistributed) net investment income	6,757	—	1	1,967	138	993
Accumulated net realized gain/(loss)	(2,607,459)	6,850	40,147	(2,104)	443	26,479
Unrealized appreciation/(depreciation) of investments	1,667,563	431	106,617	67,711	1,548	164,668

	$7,615,682	$55,198	$708,488	$715,063	$17,437	$1,811,604

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$7,187,988	$53,447	$635,132	$546,624	$15,744	$1,592,120
Shares of beneficial interest[2]	231,751	7,308	48,870	32,864	1,323	81,647
Net asset value per share	$31.02	$7.31	$13.00	$16.63	$11.90	$19.50
Retirement Class
Net assets	$123,018	$14	$40,916	$5,577	$81	$36,787
Shares of beneficial interest[2]	3,981	2	3,166	336	7	1,890
Net asset value per share	$30.90	$7.31	$12.92	$16.62	$11.90	$19.46
Investor Class
Net assets	$304,676	$1,737	$32,440	$162,862	$1,612	$182,697
Shares of beneficial interest[2]	9,896	239	2,525	9,825	136	9,451
Net asset value per share	$30.79	$7.28	$12.85	$16.58	$11.88	$19.33

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value of $0.01 (unlimited authorization).
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2005

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

Investment Income:
Dividends	$66,877	$159	$2,718	$7,285	$232	$6,260
Interest	3,096	34	618	693	12	2,983
Securities lending income	8,554	46	—	503	83	2,446
Foreign taxes withheld	(1,276)	—	(29)	—	—	(16)

Total Investment Income	77,251	239	3,307	8,481	327	11,673
Operating Expenses:
Management fees	41,643	382	5,692	2,960	110	9,008
12b-1 fees:
Retirement Class	251	—	94	13	—	48
Investor Class	354	3	78	61	2	267
Shareholder communications	689	15	43	28	4	97
Custodian fees	350	72	89	67	83	116
Transfer agent fees:
Institutional Class	3,517	26	362	243	7	564
Retirement Class	53	—	20	3	—	10
Investor Class	329	3	72	57	2	248
Professional fees	254	5	34	15	6	25
Trustees’ fees and expenses	95	1	12	6	—	13
Registration fees	155	84	81	105	63	143
Miscellaneous	136	2	20	5	3	17

Total operating expenses	47,826	593	6,597	3,563	280	10,556
Management fees waived	—	(25)	—	—	(18)	—
Other expenses waived	—	(78)	—	—	(119)	—
Other expense reimbursements and reductions (See Note 4)	(38)	(1)	(4)	(5)	—	(20)

Net operating expenses	47,788	489	6,593	3,558	143	10,536

Net Investment Income/(Loss)	29,463	(250)	(3,286)	4,923	184	1,137
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	438,759	11,850	59,039	23,344	487	29,537
Foreign currency transactions	(406)	55	—	—	—	—
Redemptions in kind	—	—	8,088	—	—	—
Change in net unrealized appreciation/ (depreciation) of:
Investments	571,131	(3,094)	(6,198)	18,797	1,349	86,282

Net gain/(loss) on investment transactions	1,009,484	8,811	60,929	42,141	1,836	115,819

Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,038,947	$8,561	$57,643	$47,064	$2,020	$116,956

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

For the Year Ended October 31:	2005	2004	2005	2004

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$29,463	$5,404	$(250)	$(292)
Net realized gain/(loss) on investments	438,353	375,162	11,905	825
Net unrealized appreciation/(depreciation) of investments	571,131	28,710	(3,094)	221

Net increase/(decrease) in net assets resulting from operations	1,038,947	409,276	8,561	754

Distributions to Shareholders:
Net investment income:
Institutional Class	(26,041)	(12,152)	—	—
Retirement Class	(409)	(2)	—	—
Investor Class	(88)	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Retirement Class	—	—	—	—
Investor Class	—	—	—	—

Total distributions to shareholders	(26,538)	(12,154)	—	—

Net Increase/(Decrease) Derived from Capital Stock Activity	(7,004)	(166,290)	(3,530)	23,455

Net increase/(decrease) in net assets	1,005,405	230,832	5,031	24,209
Net Assets:
Beginning of period	6,610,277	6,379,445	50,167	25,958

End of period*	$7,615,682	$6,610,277	$55,198	$50,167

* Includes undistributed/(over-distributed) net investment income of:	$6,757	$4,694	$—	$—
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor		Harbor		Harbor
Small Cap Growth		Large Cap Value		Mid Cap Value		Small Cap Value

2005	2004	2005	2004	2005	2004	2005	2004

$(3,286)	$(3,621)	$4,923	$3,167	$184	$22	$1,137	$(461)
67,127	56,471	23,344	992	487	1,683	29,537	3,430
(6,198)	(10,921)	18,797	24,142	1,349	(831)	86,282	49,767

57,643	41,929	47,064	28,301	2,020	874	116,956	52,736

—	—	(4,200)	(2,119)	(46)	(10)	—	—
—	—	(37)	(18)	—	—	—	—
—	—	(108)	(50)	(4)	—	—	—
(44,035)	—	—	—	(954)	—	(2,966)	—
(2,943)	—	—	—	(1)	—	(20)	—
(1,790)	—	—	—	(113)	—	(162)	—

(48,768)	—	(4,345)	(2,187)	(1,118)	(10)	(3,148)	—

(44,306)	53,495	298,460	138,924	5,911	1,755	1,222,431	261,956

(35,431)	95,424	341,179	165,038	6,813	2,619	1,336,239	314,692
743,919	648,495	373,884	208,846	10,624	8,005	475,365	160,673

$708,488	$743,919	$715,063	$373,884	$17,437	$10,624	$1,811,604	$475,365

$1	$—	$1,967	$1,395	$138	$20	$993	$—

DOMESTIC EQUITY

Harbor Domestic Equity Fund
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

For the Year Ended October 31:	2005	2004	2005	2004

AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$1,297,581	$1,349,332	$20,494	$37,768
Reinvested in payment of distributions	22,924	10,894	—	—
Cost of shares reacquired	(1,609,505)	(1,594,889)	(24,692)	(14,982)
Cost of shares reacquired through redemptions in kind	—	—	—	—

Net increase/(decrease) in net assets	$(289,000)	$(234,663)	$(4,198)	$22,786

Retirement Class:
Net proceeds from sale of shares	$121,263	$12,128	$12	$1
Reinvested in payment of distributions	409	1	—	—
Cost of shares reacquired	(21,395)	(1,381)	—	(6)

Net increase/(decrease) in net assets	$100,277	$10,748	$12	$(5)

Investor Class:
Net proceeds from sale of shares	$220,113	$71,832	$1,298	$1,259
Reinvested in payment of distributions	83	—	—	—
Cost of shares reacquired	(38,477)	(14,207)	(642)	(585)

Net increase/(decrease) in net assets	$181,719	$57,625	$656	$674

SHARES
Institutional:
Shares sold	45,172	51,463	3,020	6,132
Shares issued in reinvestment of distributions	796	415	—	—
Shares reacquired	(56,540)	(60,947)	(3,718)	(2,444)
Shares reacquired through redemptions in kind	—	—	—	—

Net increase/(decrease) in shares outstanding	(10,572)	(9,069)	(698)	3,688
Beginning of period	242,323	251,392	8,006	4,318

End of period	231,751	242,323	7,308	8,006

Retirement Class:
Shares sold	4,276	459	2	—
Shares issued in reinvestment of distributions	14	—	—	—
Shares reacquired	(749)	(53)	—	(1)

Net increase/(decrease) in shares outstanding	3,541	406	2	(1)
Beginning of period	440	34	—	1

End of period	3,981	440	2	—

Investor Class:
Shares sold	7,427	2,739	190	207
Shares issued in reinvestment of distributions	3	—	—	—
Shares reacquired	(1,338)	(546)	(96)	(97)

Net increase/(decrease) in shares outstanding	6,092	2,193	94	110
Beginning of period	3,804	1,611	145	35

End of period	9,896	3,804	239	145

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor		Harbor		Harbor
Small Cap Growth		Large Cap Value		Mid Cap Value		Small Cap Value

2005	2004	2005	2004	2005	2004	2005	2004

$77,953	$210,268	$220,984	$175,822	$7,825	$4,365	$1,233,823	$288,088
37,495	—	3,733	1,947	955	9	1,937	—
(169,827)	(173,470)	(69,339)	(52,073)	(4,319)	(2,832)	(199,250)	(48,898)
(30,200)	—	—	—	—	—	—	—

$(84,579)	$36,798	$155,378	$125,696	$4,461	$1,542	$1,036,510	$239,190

$48,879	$5,612	$2,380	$4,619	$80	$4	$41,519	$1,848
2,943	—	37	18	1	—	20	—
(17,170)	(2,342)	(1,859)	(144)	—	(2)	(7,525)	(4)

$34,652	$3,270	$558	$4,493	$81	$2	$34,014	$1,844

$13,778	$20,043	$146,784	$11,099	$2,357	$272	$194,663	$24,586
1,759	—	107	50	117	—	160	—
(9,916)	(6,616)	(4,367)	(2,414)	(1,105)	(61)	(42,916)	(3,664)

$5,621	$13,427	$142,524	$8,735	$1,369	$211	$151,907	$20,922

6,099	16,629	13,297	11,991	675	407	64,862	18,790
2,900	—	224	133	85	1	106	—
(13,208)	(13,725)	(4,177)	(3,553)	(371)	(264)	(10,435)	(3,163)
(2,232)	—	—	—	—	—	—	—

(6,441)	2,904	9,344	8,571	389	144	54,533	15,627
55,311	52,407	23,520	14,949	934	790	27,114	11,487

48,870	55,311	32,864	23,520	1,323	934	81,647	27,114

3,671	447	145	310	7	—	2,165	115
228	—	2	1	—	—	1	—
(1,365)	(187)	(112)	(10)	—	—	(391)	—

2,534	260	35	301	7	—	1,775	115
632	372	301	—	—	—	115	—

3,166	632	336	301	7	—	1,890	115

1,095	1,587	8,983	766	199	25	10,238	1,598
137	—	6	4	11	—	8	—
(789)	(526)	(264)	(165)	(98)	(5)	(2,249)	(237)

443	1,061	8,725	605	112	20	7,997	1,361
2,082	1,021	1,100	495	24	4	1,454	93

2,525	2,082	9,825	1,100	136	24	9,451	1,454

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class

For the Year Ended October 31:	2005	2004		2003		2002	2001

Net asset value beginning of period	$26.81	$25.21		$21.04		$26.40	$48.16
Income from Investment Operations:
Net investment income/(loss)	.13 [c]	.02	[c]	.05	[c]	.04	.04
Net realized and unrealized gains/(losses) on investments	4.19	1.63		4.16		(5.36)	(15.63)

Total from investment operations	4.32	1.65		4.21		(5.32)	(15.59)

Less Distributions:
Dividends from net investment income	(.11)	(.05)		(.04)		(.04)	—
Distributions from net realized capital gains[a]	—	—		—		—	(6.17)

Total distributions	(.11)	(.05)		(.04)		(.04)	(6.17)

Net asset value end of period	31.02	26.81		25.21		21.04	26.40
Net assets end of period (000s)	$7,187,988	$6,497,130		$6,338,120		$5,055,492	$6,020,099

Ratios and Supplemental Data (%):
Total return	16.14%	6.54%[d]		20.04%[d]		(20.20)%	(35.23)%
Ratio of operating expenses to average net assets[b]	.68	.67	[c]	.71	[c]	.69	.66
Ratio of operating expenses not imposed to average net assets	—	.01		.01		—	—
Ratio of operating expenses net of all offsets to average net assets	.68	.67	[c]	.71	[c]	.69	.66
Ratio of interest/dividend expenses to average net assets	—	—		—		.01 [e]	—
Ratio of net investment income/(loss) to average net assets	.44	.09	[c]	.24	[c]	.16	.15
Portfolio turnover	69	67		64		76	89

HARBOR MID CAP GROWTH FUND
	Institutional Class

For the Year Ended October 31:	2005[p]	2004		2003	2002		2001

Net asset value beginning of period	$6.15	$5.96		$4.14	$5.64		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)[c]	—		(.03)[c]	(.06)[c]		—
Net realized and unrealized gains/(losses) on investments	1.19	.19		1.85	(1.44)		(4.36)

Total from investment operations	1.16	.19		1.82	(1.50)		(4.36)

Less Distributions:
Dividends from net investment income	—	—		—	—		—
Distributions from net realized capital gains[a]	—	—		—	—		—

Total distributions	—	—		—	—		—

Net asset value end of period	7.31	6.15		5.96	4.14		5.64
Net assets end of period (000s)	$53,447	$49,275		$25,743	$8,974		$9,752

Ratios and Supplemental Data (%):
Total return	18.86%[d]	3.19%[d]		44.31%[d]	(26.77	)% [d]	(43.60	)% [d]
Ratio of operating expenses to average net assets[b]	.95 [c]	.98	[c]	1.20 [c]	1.20	[c]	1.20	[c]
Ratio of operating expenses not imposed to average net assets	.20	.14		.58	.31		.53
Ratio of operating expenses net of all offsets to average net assets	.95 [c]	.98	[c]	1.20 [c]	1.20	[c]	1.20	[c]
Ratio of interest/dividend expenses to average net assets	—	—		—	—		—
Ratio of net investment income/(loss) to average net assets	(.48)[c]	(.65)[c]		(.95)[c]	(1.11)[c]		(.92)[c]
Portfolio turnover	177	77		114	70		61

See page 56 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class				Investor Class

2005	2004		2003[f]	2005	2004	2003[f]

$26.77	$25.21		$21.04	$26.65	$25.12	$21.04
—	—		.04 [c]	.05 [c]	(.05)[c]	—
4.23	1.59		4.17	4.11	1.58	4.11

4.23	1.59		4.21	4.16	1.53	4.11

(.10)	(.03)		(.04)	(.02)	—	(.03)
—	—		—	—	—	—

(.10)	(.03)		(.04)	(.02)	—	(.03)

30.90	26.77		25.21	30.79	26.65	25.12
$123,018	$11,775		$850	$304,676	$101,372	$40,475

15.84%	6.32	% [d]	20.04%[d]	15.62%	6.09%[d]	19.55%[d]
.92	.92	[c]	.94 [c]	1.10	1.10 [c]	1.13 [c]
—	.01		.01	—	.01	.01
.92	.92	[c]	.94 [c]	1.10	1.10 [c]	1.13 [c]
—	—		—	—	—	—
(.13)	(.18	) [c]	(.09)[c]	(.10)	(.35)[c]	(.29)[c]
69	67		64	69	67	64

Retirement Class					Investor Class

2005[p]		2004		2003[f]	2005[p]	2004		2003[f]

$6.15		$5.96		$4.14	$6.15	$5.96		$4.14
—		(.04	) [c]	(.02)[c]	(.04)[c]	.01	[c]	(.02)[c]
1.16		.23		1.84	1.17	.18		1.84

1.16		.19		1.82	1.13	.19		1.82

—		—		—	—	—		—
—		—		—	—	—		—

—		—		—	—	—		—

7.31		6.15		5.96	7.28	6.15		5.96
$14		$1		$6	$1,737	$891		$209

18.86%[d]		3.19	% [d]	44.31%[d]	18.37%[d]	3.19%[d]		44.31%[d]
1.18	[c]	1.23	[c]	1.40 [c]	1.38 [c]	1.38	[c]	1.40 [c]
.20		.08		.63	.20	.18		.81
1.18	[c]	1.23	[c]	1.40 [c]	1.38 [c]	1.38	[c]	1.40 [c]
—		—		—	—	—		—
(.67)[c]		(.90	) [c]	(1.13)[c]	(.87)[c]	(1.06	) [c]	(1.13)[c]
177		77		114	177	77		114

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class

For the Year Ended October 31:	2005		2004		2003		2002[h]		2001

Net asset value beginning of period	$12.82		$12.05		$8.65		$9.72		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.06	) [c]	—		(.04)[c]		(.03)[c]		—
Net realized and unrealized gains/(losses) on investments	1.07		.77		3.44		(1.04)		(.28)

Total from investment operations	1.01		.77		3.40		(1.07)		(.28)

Less Distributions:
Dividends from net investment income	—		—		—		—		—
Distributions from net realized capital gains[a]	(.83)		—		—		—		—

Total distributions	(.83)		—		—		—		—

Net asset value end of period	13.00		12.82		12.05		8.65		9.72
Net assets end of period (000s)	$635,132		$709,318		$631,734		$103,951		$17,317

Ratios and Supplemental Data (%):
Total return	7.83%		6.39%[d]		39.31	% [d]	(11.01	)% [d]	(2.80	)% [d]
Ratio of operating expenses to average net assets[b]	.84		.83	[c]	.93	[c]	.95	[c]	1.20	[c]
Ratio of operating expenses not imposed to average net assets	—		.02		.02		.08		.63
Ratio of operating expenses net of all offsets to average net assets	.84		.83	[c]	.93	[c]	.95	[c]	1.20	[c]
Ratio of interest/dividend expenses to average net assets	—		—		—		—		—
Ratio of net investment income/(loss) to average net assets	(.40)		(.48)[c]		(.61)[c]		(.71)[c]		(.67)[c]
Portfolio turnover	69		54		83		50		56

HARBOR LARGE CAP VALUE FUND
	Institutional Class

For the Year Ended October 31:	2005	2004		2003		2002	2001[h]

Net asset value beginning of period	$15.00	$13.52		$11.43		$13.01	$13.88
Income from Investment Operations:
Net investment income/(loss)	.16 [c]	.14	[c]	.11	[c]	.10	.24
Net realized and unrealized gains/(losses) on investments	1.63	1.45		2.11		(1.63)	(.68)

Total from investment operations	1.79	1.59		2.22		(1.53)	(.44)

Less Distributions:
Dividends from net investment income	(.16)	(.11)		(.13)		(.05)	(.24)
Distributions from net realized capital gains[a]	—	—		—		—	(.19)

Total distributions	(.16)	(.11)		(.13)		(.05)	(.43)

Net asset value end of period	16.63	15.00		13.52		11.43	13.01
Net assets end of period (000s)	$546,624	$352,917		$202,159		$142,063	$130,029

Ratios and Supplemental Data (%):
Total return	11.90%	11.79	% [d]	19.56	% [d]	(11.83)%	(3.20)%
Ratio of operating expenses to average net assets[b]	.70	.68	[c]	.77	[c]	.77	.77
Ratio of operating expenses not imposed to average net assets	—	.02		.01		—	—
Ratio of operating expenses net of all offsets to average net assets	.70	.68	[c]	.77	[c]	.77	.77
Ratio of interest/dividend expenses to average net assets	—	—		—		—	.14 [i]
Ratio of net investment income/(loss) to average net assets	1.01	1.10		.94	[c]	.75	1.64
Portfolio turnover	24	19		25		35	194

See page 56 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class					Investor Class

2005		2004		2003[f]	2005		2004		2003[f]

$12.78		$12.05		$8.65	$12.74		$12.02		$8.65
(.07	) [c]	(.02	) [c]	(.02)[c]	(.09	) [c]	.02	[c]	(.06)[c]
1.04		.75		3.42	1.03		.70		3.43

.97		.73		3.40	.94		.72		3.37

—		—		—	—		—		—
(.83)		—		—	(.83)		—		—

(.83)		—		—	(.83)		—		—

12.92		12.78		12.05	12.85		12.74		12.02
$40,916		$8,074		$4,482	$32,440		$26,527		$12,279

7.52%		6.06	% [d]	39.31%[d]	7.31%		5.90	% [d]	39.08%[d]
1.09		1.08	[c]	1.16 [c]	1.27		1.25	[c]	1.36 [c]
—		.01		.02	—		.02		.02
1.09		1.08	[c]	1.16 [c]	1.27		1.25	[c]	1.36 [c]
—		—		—	—		—		—
(.66)		(.73	) [c]	(.83)[c]	(.83)		(.91	) [c]	(1.03)[c]
69		54		83	69		54		83

Retirement Class					Investor Class

2005	2004		2003[f]		2005	2004		2003[f]

$14.99	$13.52		$11.43		$14.96	$13.49		$11.43
.14 [c]	.08	[c]	.15	[c]	.07 [c]	.10	[c]	.10	[c]
1.61	1.50		2.07		1.64	1.43		2.07

1.75	1.58		2.22		1.71	1.53		2.17

(.12)	(.11)		(.13)		(.09)	(.06)		(.11)
—	—		—		—	—		—

(.12)	(.11)		(.13)		(.09)	(.06)		(.11)

16.62	14.99		13.52		16.58	14.96		13.49
$5,577	$4,515		$5		$162,862	$16,452		$6,682

11.66%	11.69	% [d]	19.56%[d]		11.44%	11.34	% [d]	19.13%[d]
.95	.92	[c]	.93	[c]	1.10	1.10	[c]	1.17	[c]
—	.03		.01		—	.03		.01
.95	.92	[c]	.93	[c]	1.10	1.10	[c]	1.17	[c]
—	—		—		—	—		—
.77	.86	[c]	.66	[c]	.70	.68	[c]	.34	[c]
24	19		25		24	19		25

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class

For the Year Ended October 31:	2005		2004[j]		2003		2002[k]

Net asset value beginning of period	$11.09		$10.06		$8.33		$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	[c]	.02	[c]	.01	[c]	—
Net realized and unrealized gains/(losses) on investments	1.68		1.01		1.72		(1.67)

Total from investment operations	1.82		1.03		1.73		(1.67)

Less Distributions:
Dividends from net investment income	(.05)		—		—		—
Distributions from net realized capital gains[a]	(.96)		—		—		—

Total distributions	(1.01)		—		—		—

Net asset value end of period	11.90		11.09		10.06		8.33
Net assets end of period (000s)	$15,744		$10,354		$7,959		$4,867

Ratios and Supplemental Data (%):
Total return	16.92%[d]		10.36%[d]		20.77	% [d]	(16.70	)% [d,l]
Ratio of operating expenses to average net assets[b]	.95	[c]	1.02	[c]	1.20	[c]	1.20	[c,m]
Ratio of operating expenses not imposed to average net assets	.93		1.08		1.15		1.93	[m]
Ratio of operating expenses net of all offsets to average net assets	.95	[c]	1.02	[c]	1.20	[c]	1.20	[c,m]
Ratio of interest/dividend expenses to average net assets	—		—		—		—
Ratio of net investment income/(loss) to average net assets	1.27	[c]	.23	[c]	.15	[c]	(.22	) [c,m]
Portfolio turnover	20		152		67		41	[l]

HARBOR SMALL CAP VALUE FUND
	Institutional Class

For the Year Ended October 31:	2005	2004		2003		2002[n]

Net asset value beginning of period	$16.58	$13.88		$9.99		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01 [c]	—		(.01)[c]		(.02)[c]
Net realized and unrealized gains/(losses) on investments	3.00	2.70		3.90		.01

Total from investment operations	3.01	2.70		3.89		(.01)

Less Distributions:
Dividends from net investment income	—	—		—		—
Distributions from net realized capital gains[a]	(.09)	—		—		—

Total distributions	(.09)	—		—		—

Net asset value end of period	19.50	16.58		13.88		9.99
Net assets end of period (000s)	$1,592,120	$449,467		$159,380		$14,906

Ratios and Supplemental Data (%):
Total return	18.22%	19.45	% [d]	38.94	% [d]	(.10	)% [d,l]
Ratio of operating expenses to average net assets[b]	.83	.84	[c]	.94	[c]	1.20	[c,m]
Ratio of operating expenses not imposed to average net assets	—	.01		.30		.90	[m]
Ratio of operating expenses net of all offsets to average net assets	.83	.84	[c]	.94	[c]	1.20	[c,m]
Ratio of interest/dividend expenses to average net assets	—	—		—		—
Ratio of net investment income/(loss) to average net assets	.13	(.13)[c]		(.25)[c]		(.46	) [c,m]
Portfolio turnover	20	12		13		20	[l]

See page 56 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class						Investor Class

2005		2004[j]		2003[f]		2005		2004[j]	2003[f]

$11.09		$10.06		$8.33		$11.09		$10.06	$8.33
.04	[c]	.02	[c]	—		.07	[c]	(.01)[c]	(.01)[c]
1.76		1.01		1.73		1.71		1.04	1.74

1.80		1.03		1.73		1.78		1.03	1.73

(.04	) [c]	—		—		(.04)		—	—
(.95)		—		—		(.95)		—	—

(.99)		—		—		(.99)		—	—

11.90		11.09		10.06		11.88		11.09	10.06
$81		$2		$—		$1,612		$268	$46

16.88	% [d]	10.36%[d]		20.77%[d]		16.65	% [d]	10.24%[d]	20.77%[d]
1.18	[c]	—	[o]	—	[o]	1.38	[c]	1.39 [c]	1.39 [c]
.93		—		—		.93		1.53	1.38
1.18	[c]	—	[o]	—	[o]	1.38	[c]	1.39 [c]	1.39 [c]
—		—		—		—		—	—
.96[c]		—	[o]	—	[o]	.88	[c]	(.15)[c]	(.16)[c]
20		152		67		20		152	67

Retirement Class					Investor Class

2005		2004		2003[f]	2005		2004		2003[f]

$16.57		$13.88		$9.99	$16.50		$13.87		$9.99
(.01	) [c]	.02	[c]	(.02)[c]	(.01	) [c]	—		(.02)[c]
2.99		2.67		3.91	2.93		2.63		3.90

2.98		2.69		3.89	2.92		2.63		3.88

—		—		—	—		—		—
(.09)		—		—	(.09)		—		—

(.09)		—		—	(.09)		—		—

19.46		16.57		13.88	19.33		16.50		13.87
$36,787		$1,911		$3	$182,697		$23,987		$1,290

18.05%		19.38	% [d]	38.94%[d]	17.76%		18.96	% [d]	38.84%[d]
1.08		.93	[c]	1.18 [c]	1.26		1.25	[c]	1.29 [c]
—		.01		.30	—		.01		.30
1.08		.93	[c]	1.18 [c]	1.26		1.25	[c]	1.29 [c]
—		—		—	—		—		—
(.08)		(.24	) [c]	(.59)[c]	(.27)		(.53	) [c]	(.57)[c]
20		12		13	20		12		13

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Interest expense for swap agreements.

f	Commenced operations on November 1, 2002.

g	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

h	Effective September 20, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates Inc. as its subadviser.

i	Dividend expense for investments sold short.

j	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

k	Commenced operations on March 1, 2002.

l	Unannualized.

m	Annualized.

n	Commenced operations on December 14, 2001.

o	Assets in this class were too small to incur any income or expense.

p	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its subadviser.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

DOMESTIC EQUITY

Harbor International Equity Funds
Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Northern Cross Investments
  Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager
Hakan Castegren has managed the Fund since its inception in 1987.
INVESTMENT GOAL
Long-term total return, principally from growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
International large cap value oriented stocks.

 TOP TEN HOLDINGS (% of net assets)

BHP Billiton plc	2.9%
Banco Bradesco SA	2.5
Petroleo Brasileiro SA— PETROBRAS	2.4
Continental AG	2.3
ABB Ltd.	2.3
Compagnie Financiere Richemont AG Cl. A	2.0
Ericsson (LM) Tel Ab Series B	2.0
Companhia Vale do Rio Doce Cl. A	2.0
BP plc	1.9
Nestle SA—Registered	1.9
 REGION BREAKDOWN
 FUND CATEGORY
 TOP 10 COUNTRIES (% of net assets)

Japan	16.7%
United Kingdom	14.9
Switzerland	12.0
France	11.7
Brazil	7.9
Germany	6.1
Malaysia	4.8
Sweden	3.8
Spain	3.0
Australia	2.9
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
International stocks turned in a strong performance for the 2005 fiscal year and outpaced U.S. equities by a substantial margin. The widely followed MSCI EAFE® Index of international stocks returned 18.09% in U.S. dollar terms for the 12 months ended October 31, 2005. By comparison, the Dow Jones Wilshire 5000 Index of the broad U.S. stock market returned 10.77%.
In local currencies, the MSCI EAFE® Index performed even better, returning 25.12% for the fiscal year. Index returns expressed in U.S. dollars were reduced by foreign exchange effects, as the values of major foreign currencies lost ground against the dollar, especially during the second half of the fiscal year.
A number of factors contributed to the excellent performance of overseas stock markets. These included improving corporate profitability, favorable monetary conditions, relatively attractive valuations, and hopes for economic and political reform in certain areas of the world. All 10 of the economic sectors in the MSCI EAFE® Index posted positive returns. The materials sector, up 29%, was the leading performer, followed by the energy, industrials, and financial sectors, all with returns in excess of 20%. Growth and value styles participated almost equally in the rally.
Performance
The Harbor International Fund returned 22.63% (Institutional Class), 22.10% (Investor Class), and 22.35% (Retirement Class) in U.S. dollar terms for the 2005 fiscal year, outpacing the MSCI EAFE® Index by more than four percentage points. The Fund also outperformed the benchmark for the latest five-year and 10-year periods and for the period since the Fund’s inception in 1987.
Materials, energy, and financial services stocks were the top performers in the portfolio for fiscal 2005, with each of those sectors posting a return of 30% or better. The Fund also benefited from its limited exposure to names suffering significant declines in share price. The telecommunications services sector, with a return of over 6%, was the worst-performing area in the portfolio.
Favorable stock selection in financial services produced the largest contribution to the Fund’s absolute return and to its margin of outperformance against the benchmark. At about 26% of the portfolio, financial stocks were the largest sector allocation in the Fund. The sector weight was slightly below that of the benchmark, but the financial names in the portfolio returned about 30% compared to 22% for those in the index. The leading contributor among financial stocks was

INTERNATIONAL EQUITY

Harbor International Fund
MANAGER’S COMMENTARY—Continued

Banco Bradesco in Brazil, one of the Fund’s top 10 holdings. The stock was up 168%, as it benefited from growing investor interest in Brazilian securities. Other important contributors among financial stocks included ORIX in Japan, up 59%, AXA in France, up 39%, and Investor Ab in Sweden, up 36%.
The materials and energy sectors were the top performers in both the index and the Fund, reflecting continued growth in worldwide demand for oil, natural gas, iron ore, and other raw materials. The Fund’s materials and energy exposures were significantly overweighted compared with the benchmark, and portfolio holdings in each of those two sectors outpaced their counterparts in the index by more than six percentage points. Leading contributors included BHP Billiton in Australia, which was up 47%, and two Brazilian companies, Companhia Vale do Rio Doce, up 110%, and Petroleo Brasileiro, up 80% for the fiscal year. All three of those companies were among the Fund’s top 10 holdings.
Continental AG, a top-10 portfolio holding in the consumer discretionary sector, was among the leading contributors to overall Fund performance. Shares of the German-based company, a producer of automobile tires and automotive components, were up about 42% for the fiscal year. Consumer discretionary stocks registered double-digit returns for the 12-month period but lagged the overall index. The portfolio’s consumer discretionary holdings outpaced those in the index, but its overweighted position in the sector detracted slightly from the Fund’s performance relative to that of the benchmark.
As of October 31, 2005, the Fund’s largest economic sector allocations were in financial services, consumer discretionary, materials, and energy. Compared with the MSCI EAFE® Index, the largest overweighted position in the portfolio was in materials. The largest country-level exposures in the portfolio as of the end of the reporting period were in the United Kingdom, Japan, France, and Switzerland. Compared with the MSCI EAFE® Index, the most significantly overweighted country positions were in Brazil, Switzerland, Malaysia, and France. The largest country-level underweights with respect to the benchmark were in Japan and the United Kingdom.
Outlook and Strategy
High fuel prices, threats of inflation, and the potential for increased interest rates are major concerns that could adversely affect the stock market in the months ahead. Wage inflation appears to be muted due to the potential to shift jobs to lower priced areas of the world. Ongoing growth in China should continue to produce robust demand for raw materials; we expect companies in that sector to enjoy pricing power, leading to margin expansion. Oil prices may trend downward as traders react to a shift to higher-mileage vehicles in the U.S.
Portfolio turnover for the 2005 fiscal year was 13%, a low level that is typical of our investment style and one that helps control trading expenses. Low turnover is a natural result of our investment approach, which focuses on companies that we believe possess good prospects for margin expansion over a three-year to five-year period, even though they may be currently out of favor. Inherent in this process is a long-term investment horizon, which we believe is especially appropriate in times like these, when the near-term outlook is clouded to a considerable degree by uncertainty.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	85
Number of Countries	21
Total Net Assets (000s)	$10,732,003
Weighted Average Market Cap ($MM)	$45,140.0
Price/ Earnings Ratio (P/E)	17.0x
Price/ Book Ratio (P/B)	2.9x
Beta vs MSCI EAFE® Index	1.0
Portfolio Turnover Rate (Year Ended 10-31-2005)	13%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor International Fund

Institutional Class	22.63%	9.24%	11.19%	$28,874
Retirement Class	22.35	8.99	10.92	28,178
Investor Class	22.10	8.79	10.72	27,674

Comparative Index

MSCI EAFE®	18.09%	3.04%	5.81%	$17,587

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.87%
Total Net Assets (000s):
  $10,265,053
RETIREMENT CLASS
Expense Ratio: 1.12%
Total Net Assets (000s):
  $82,247
INVESTOR CLASS
Expense Ratio: 1.30%
Total Net Assets (000s):
  $384,703

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,136.09	$4.69
Hypothetical (5% return)	1,000.00	1,020.30	4.43

Retirement Class
Actual	$1,000.00	$1,134.53	$6.03
Hypothetical (5% return)	1,000.00	1,019.04	5.70

Investor Class
Actual	$1,000.00	$1,133.48	$6.99
Hypothetical (5% return)	1,000.00	1,018.14	6.61

*	Expenses are equal to the Fund annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 2.4%)

Japan (JP)	16.7
United Kingdom (UK)	14.9
Switzerland (SWS)	12.0
France (FR)	11.7
Brazil (BR)	7.9
Germany (GER)	6.1
Malaysia (MAL)	4.8
Sweden (SW)	3.8
Spain (SP)	3.0
Australia (AUS)	2.9
Singapore (SGP)	2.4
Italy (IT)	2.0
Denmark (DEN)	1.7
Finland (FIN)	1.5
China (CHN)	1.3
Netherlands (NET)	1.3
Norway (NOR)	1.2
Hong Kong (HK)	0.8
United States (US)	0.8
India (IND)	0.4
South Africa (S. AFR)	0.4

COMMON STOCKS—90.7%
		Value
Shares		(000s)

AUTO COMPONENTS—3.8%
400,000	Autoliv Inc. (SW)	$17,186
3,222,000	Continental AG (GER)	246,456
2,597,345	Michelin (CGDE) Cl. B (FR)	140,168

		403,810

AUTOMOBILES—2.7%
2,006,700	Peugeot SA (FR)	121,946
3,667,000	Toyota Motor Corp. (JP)	170,040

		291,986

BANKS—14.7%
3,175,000	Banco Popolare di Verona e Novara S.c.r.l. (IT)	58,605
13,174,534	Banco Santander Central Hispano SA—Registered (SP)	167,766
19,126,000	Bank of Yokohama Ltd. (JP)	155,723
1,000,000	Commerzbank AG (GER)	26,194
5,542,977	Credit Agricole SA (FR)	162,535
15,050,000	DBS Group Holdings Ltd. (SGP)	136,248
50,600,000	Malayan Banking Berhad (MAL)	155,694
11,500	Mitsubishi Tokyo Financial Group Inc. (JP)	144,537
8,690,414	Standard Chartered plc (UK)	182,504
11,900,000	Sumitomo Trust and Banking Co. Ltd. (JP)	101,309
1,952,188	UBS AG—Registered (SWS)	166,433
14,574,842	United Overseas Bank Ltd. (SGP)	118,989

		1,576,537

BEVERAGES—1.7%
12,249,590	Diageo plc (UK)	180,937

BUILDING PRODUCTS—2.7%
15,125,000	Asahi Glass Co. Ltd. (JP)	163,519
2,253,724	Compagnie de Saint-Gobain (FR)	123,471

		286,990

CHEMICALS—1.5%
8,239,595	The BOC Group plc (UK)	162,440

COMMUNICATIONS EQUIPMENT—2.1%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]	15,892
64,906,218	Ericsson (LM) Tel Ab Series B (SW)	212,679

		228,571

CONSTRUCTION MATERIALS—1.3%
2,280,000	Holcim Ltd.— Registered (SWS)	141,959

DIVERSIFIED FINANCIALS—5.0%
1,905,000	Housing Development Finance Corp. (IND)	41,097
10,970,000	Investor Ab Cl. B (SW)	161,909
10,069,000	Nomura Holdings Inc. (JP)	155,331
970,000	ORIX Corp. (JP)	181,883

		540,220

DIVERSIFIED TELECOMMUNICATION SERVICES—2.7%
9,950,600	Telefonica SA (SP)	158,835
49,000,000	Telekom Malaysia Berhad (MAL)	128,047

		286,882

ELECTRICAL EQUIPMENT—3.6%
31,400,000	ABB Ltd. (SWS)*	243,506
1,853,000	Fanuc Ltd. (JP)	146,026

		389,532

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
4,840,000	Hoya Corp. (JP)	168,046

FOOD PRODUCTS—1.9%
667,000	Nestle SA—Registered (SWS)	198,604

HOTELS RESTAURANTS & LEISURE—3.0%
2,904,500	Accor SA (FR)	145,083
21,900,000	Genting Berhad (MAL)	119,540
17,700,000	Resorts World Berhad (MAL)	49,272
1,457,484	United Overseas Land Ltd. (SGP)	2,014

		315,909

HOUSEHOLD DURABLES—0.6%
2,113,300	Sony Corp. (JP)	69,041

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

INDUSTRIAL CONGLOMERATES—0.6%
38,500,000	Sime Darby Berhad (MAL)	$63,231

INSURANCE—5.5%
1,060,000	Allianz AG— Registered (GER)	149,969
6,148,956	AXA SA (FR)	178,110
4,671,007	ING Groep NV (NET)	134,721
1,060,000	Munchener Ruckversicherungs-Gesellschaft AG (Munich Re)— Registered (GER)	124,576

		587,376

MACHINERY—1.0%
1,500,000	Linde AG (GER)	106,927

MEDIA—2.6%
4,585,000	JCDecaux SA (FR)*	93,747
5,685,200	News Corp. Ltd. Cl. B (US)	85,619
3,050,000	Publicis Groupe SA (FR)	100,872

		280,238

METALS & MINING—6.3%
4,793,740	Anglo American plc ADR (UK)[1]	142,997
2,069,574	Anglo American plc (UK)	61,259
1,043,000	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	40,781
32,000	AREVA Group (FR)	14,499
21,325,484	BHP Billiton plc (AUS)	313,819
2,786,323	Rio Tinto plc— Registered (UK)	106,160

		679,515

OFFICE ELECTRONICS—1.7%
3,485,000	Canon Inc. (JP)	184,458

OIL & GAS—10.3%
16,233,662	BG Group plc (UK)	142,815
18,280,167	BP plc (UK)	202,505
358,000,000	China Petroleum & Chemical Corp. (Sinopec Corp.) (CHN)	144,567
5,672,700	Eni SpA (IT)	151,848
2,365,000	Royal Dutch Shell Cl. A ADR (UK)[1]	146,725
624,961	Royal Dutch Shell Cl. A (UK)	19,383
5,800,000	Statoil ASA (NOR)	128,714
679,744	Total SA (FR)	171,065

		1,107,622

PAPER & FOREST PRODUCTS—2.5%
2,935,000	Aracruz Celulose SA ADR (BR)[1]	112,410
8,235,000	UPM-Kymmene Corp. (FIN)	159,187

		271,597

PERSONAL PRODUCTS—0.3%
2,188,000	Shiseido Co. Ltd. (JP)	35,098

PHARMACEUTICALS—4.8%
2,764,690	Novartis AG— Registered (SWS)	148,696
3,573,100	Novo Nordisk A/S Series B (DEN)	183,408
1,190,000	Roche Holdings Ltd. (SWS)	177,790

		509,894

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.1%
8,925,000	Nikon Corp. (JP)	114,471

SPECIALTY RETAIL—2.0%
5,670,800	Compagnie Financiere Richemont AG Cl. A (SWS)	215,733

TOBACCO—1.2%
6,031,425	British American Tobacco plc (UK)	132,725

WIRELESS TELECOMMUNICATION SERVICES—1.9%
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	1,012
19,525,000	China Mobile (Hong Kong) Ltd. (HK)	87,588
44,868,437	Vodafone Group plc (UK)	117,803

		206,403

TOTAL COMMON STOCKS (Cost $6,250,688)		9,736,752

PREFERRED STOCKS—6.9%
BANKS—2.5%
5,182,688	Banco Bradesco SA (BR)	266,753

METALS & MINING—2.0%
5,724,000	Companhia Vale do Rio Doce Cl. A (BR)	210,704

OIL & GAS—2.4%
18,081,000	Petroleo Brasileiro SA— PETROBRAS (BR)	258,633

TOTAL PREFERRED STOCKS (Cost $165,372)		736,090

SHORT-TERM INVESTMENTS—2.4%
Principal
Amount
(000s)

COMMERCIAL PAPER
	American Express Credit Corp. Yrs. 3&4
$42,813	3.820%— 11/01/2005	42,813
38,986	3.840%— 11/02/2005	38,986

		81,799

	Chevron Corp.
30,461	3.850%— 11/03/2005	30,461

	General Electric Capital Corp.
38,985	3.750%— 11/01/2005	38,985
40,577	3.850%— 11/02/2005	40,577

		79,562

	Prudential Funding Corp.
40,578	3.870%— 11/03/2005	40,578
30,461	3.930%— 11/04/2005	30,461

		71,039

TOTAL SHORT-TERM INVESTMENTS (Cost $262,861)		262,861

TOTAL INVESTMENTS—100.0% (Cost $6,678,921)		10,735,703
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.0%)		(3,700)

TOTAL NET ASSETS—100.0%		$10,732,003

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Marsico Capital
  Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
James Gendelman
Portfolio Manager
James Gendelman has managed the Fund since March 1, 2004.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Foreign companies selected for long-term growth potential.

 TOP TEN HOLDINGS (% of net assets)

Roche Holdings Ltd.	4.5%
VINCI	3.5
CEMEX SA de C.V. ADR	3.3
Ericsson (LM) Tel Ab Cl. B ADR	3.3
Enterprise Inns plc	3.2
UBS AG—Registered	3.2
Canadian National Railway Co.	3.0
Continental AG	3.0
Reckitt Benckiser plc	2.9
America Movil SA de C.V. Series L ADR	2.8
 REGION BREAKDOWN
 FUND CATEGORY
 TOP 10 COUNTRIES (% of net assets)

Japan	20.7%
United Kingdom	13.7
Switzerland	10.1
France	8.7
Mexico	8.2
Canada	6.4
Germany	6.0
South Korea	3.3
Sweden	3.3
Hong Kong	3.1
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
International equities enjoyed robust gains during the one-year period ended October 31, 2005, helped by strong economic growth in a variety of geographic regions, constrained rates of inflation, and solid corporate profits. A major underlying factor for the strong international equity returns was a resurgent Japanese equity market, which gained more than 20%. Emerging markets, including Latin America, India, and Eastern Europe, also had significant gains.
At the economic sector level, gains were widespread. All 10 sectors (GICS classification) in the Fund’s benchmark, the MSCI EAFE® Growth Index, had positive returns during the reporting period. Top-performing areas included materials (up 33%), financials (up 32%), energy (up 26%), and industrials (up 23%). Several of the gains in these areas — particularly materials, energy, and industrials — seemed to point toward worldwide economic growth, spurring increased demand for various types of infrastructure.
Performance
The Harbor International Growth Fund returned 16.82% (Institutional Class), 16.31% (Investor Class), and 16.46% (Retirement Class) in U.S. dollar terms for the reporting period. For comparative purposes, the MSCI EAFE® Growth Index had a total return of 17.65%. The Index had a significant allocation to Japan throughout the period (22% as of October 31, 2005) and therefore was influenced considerably by the strong rally that took place in the Japanese equity market.
Key performance positives for the Fund included:

•	Retailing — Yamada Denki, a Japanese home appliance and consumer electronics manufacturer, had a return of 147%.

•	Real Estate — Singapore-based property services provider CapitaLand Ltd. (up 73%) and Leopalace 21 Corp. (up 43%), a Japanese residential building firm, were solid performing holdings.

•	Telecommunications Services — America Movil SA, a provider of wireless communications services in Latin America, gained 80%.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

•	Banks — Banking-related holdings were among the Fund’s top-performing individual holdings. These included Japanese banks Mitsubishi Ufj (up 48%) and Sumitomo Mitsui (up 37%). ICICI Bank, a full service banking company in India, and Erste Bank der Oster, an Austria-based private and commercial banking organization, had returns of 50% and 19%, respectively.

•	Energy — Several energy-related holdings performed well, including Talisman Energy (up 67%), a Canadian-headquartered company that explores, develops, and distributes crude oil, natural gas, and natural gas liquids in a variety of markets, and Brazilian-based oil company Petroleos Brasileiro SA, which had a return of approximately 30%.

•	Certain health care holdings — Swiss pharmaceutical company Roche Holding and Japanese Chugai Pharmaceutical Co. each gained more than 30% during the period. Fresenius AG, a German health care products and services company, posted a return of approximately 50%.

•	Country Allocations — The Fund had a number of equity holdings in markets not included in the benchmark index that performed well. These included certain holdings in Canada, Mexico, Brazil, India, and South Korea.
Throughout the reporting period, the Fund had a high degree of emphasis on consumer discretionary stocks, which at times meant that the portfolio was almost double-weighted in this sector as compared to the benchmark. The Fund’s overall return in consumer discretionary names trailed that of the benchmark by more than two percentage points, and the impact of that shortfall was magnified by our substantially overweighted position.
Another soft spot for the Fund’s performance related to its over-weighted posture in the information technology area, which was among the lowest-returning sectors in the MSCI EAFE® Growth Index. Stock selection in the sector was a further detractor from performance results. Although a variety of banking positions were strong performers in the financials sector, as mentioned above, those gains were offset to a significant extent by the Fund’s insurance positions.
An underweighted exposure to euro and yen-denominated securities aided the Fund’s performance relative to the MSCI EAFE® Growth Index, as both of those currencies weakened compared to the U.S. dollar. Currency-related positioning is not a central facet of the Fund’s investment strategy and typically is a residual of the stock selection process.
Outlook and Strategy
In the universe of names that we follow most closely, we are finding companies with strong balance sheets, attractive growth rates, cash-generating businesses, and overall compelling valuations. We believe the global economy is generally in a low-real-yield interest rate environment and that dividends and share repurchases may play an important part in an investor’s overall equity investment performance. We are alert to structural changes in major world economies. We seek to understand competitive forces, to link those observations to potential trends in asset performance, and to be prepared to respond accordingly in managing the Fund.
As of October 31, 2005, the Fund’s holdings, in terms of economic sector distribution, were allocated primarily to consumer discretionary, financials, information technology, and health care. The Fund’s largest country-level allocations were in Japan, the United Kingdom, Switzerland, and France.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993
RETIREMENT CLASS
Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	55
Number of Countries	18
Total Net Assets (000s)	$160,254
Weighted Average Market Cap ($MM)	$29,510.0
Price/Earnings Ratio (P/E)	19.9x
Price/Book Ratio (P/B)	2.9x
Beta vs MSCI EAFE® Growth Index	1.0
Portfolio Turnover Rate (Year Ended 10-31-2005)	183%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor International Growth Fund

Institutional Class	16.82%	-8.42%	1.01%	$11,056
Retirement Class	16.46	-8.57	0.80	10,831
Investor Class	16.31	-8.72	0.63	10,649

Comparative Index

MSCI EAFE® Growth	17.65%	-0.08%	3.24%	$13,751

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 1.00%
Total Net Assets (000s):
  $153,439
RETIREMENT CLASS
Expense Ratio: 1.24%
Total Net Assets (000s):
  $43
INVESTOR CLASS
Expense Ratio: 1.39%
Total Net Assets (000s):
  $6,772

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,125.72	$5.36
Hypothetical (5% return)	1,000.00	1,019.65	5.09

Retirement Class
Actual	$1,000.00	$1,123.27	$6.64
Hypothetical (5% return)	1,000.00	1,018.44	6.31

Investor Class
Actual	$1,000.00	$1,122.12	$7.44
Hypothetical (5% return)	1,000.00	1,017.68	7.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 3.9%)

Japan (JP)	20.7
United Kingdom (UK)	13.7
Switzerland (SWS)	10.1
France (FR)	8.7
Mexico (MEX)	8.2
Canada (CAN)	6.4
Germany (GER)	6.0
South Korea (S. KOR)	3.3
Sweden (SW)	3.3
Hong Kong (HK)	3.1
Brazil (BR)	2.1
United States (US)	2.1
India (IND)	1.8
Australia (AUS)	1.5
Austria (AUT)	1.5
Singapore (SGP)	1.4
Norway (NOR)	1.2
Ireland (IE)	1.0

COMMON STOCKS—95.1%
		Value
Shares		(000s)

AUTO COMPONENTS—3.0%
62,304	Continental AG (GER)	$4,766

AUTOMOBILES—3.0%
21,850	Hyundai Motor Co. (S. KOR)	1,615
70,300	Toyota Motor Corp. (JP)	3,260

		4,875

BANKS—9.6%
112,476	Anglo Irish Bank Corporation plc (IE)	1,534
46,979	Erste Bank der oesterreichischen Sparkassen AG (AUT)	2,444
252	Mitsubishi Tokyo Financial Group Inc. (JP)	3,167
348	Sumitomo Mitsui Financial Group (JP)	3,214
59,480	UBS AG—Registered (SWS)	5,071

		15,430

BEVERAGES—1.6%
170,755	Diageo plc (UK)	2,522

CHEMICALS—3.4%
67,185	Lonza Group Ltd.—Registered (SWS)	3,872
45,432	Reliance Industries Ltd. GDR (IND)[1,2]	1,524

		5,396

COMMUNICATIONS EQUIPMENT—3.3%
160,260	Ericsson (LM) Tel Ab Cl. B ADR (SW)[3]	5,258

CONSTRUCTION & ENGINEERING—3.5%
71,640	VINCI (FR)	5,602

CONSTRUCTION MATERIALS—3.3%
102,335	CEMEX SA de C.V. ADR (MEX)[3]	5,329

DIVERSIFIED FINANCIALS—4.9%
70,200	Credit Saison Co. Ltd. (JP)	3,185
67,745	Hypo Real Estate Holding AG (GER)	3,277
59,523	ICICI Bank Ltd. ADR (IND)[3]	1,408

		7,870

ELECTRIC UTILITIES—1.0%
205,510	British Energy plc (UK)	1,616

ELECTRICAL EQUIPMENT—1.1%
22,078	Fanuc Ltd. (JP)	1,740

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.0%
6,300	Keyence Corp. (JP)	1,450
174,000	Nippon Electric Glass Co. Ltd. (JP)	3,331

		4,781

ENERGY EQUIPMENT & SERVICES—1.2%
177,998	Stolt Offshore SA (NOR)*	1,847

FOOD & DRUG RETAILING—2.2%
105,994	Shoppers Drug Mart Corp. (CAN)	3,526

HOTELS RESTAURANTS & LEISURE—8.3%
376,546	Enterprise Inns plc (UK)	5,198
191,703	InterContinental Hotels Group plc (UK)	2,396
33,832	Kerzner International Ltd. (US)	1,974
1,660,000	Shangri-La Asia Ltd. (HK)	2,328
31,028	Wynn Resorts Ltd. (US)*	1,448

		13,344

HOUSEHOLD PRODUCTS—2.9%
155,079	Reckitt Benckiser plc (UK)	4,686

MEDIA—4.0%
376,122	EMI Group plc (UK)	1,426
46,371	Grupo Televisa SA de CV ADR (MEX)[3]	3,390
79,909	JCDecaux SA (FR)*	1,634

		6,450

MULTI-UTILITIES—2.7%
102,809	Veolia Environnement (FR)	4,278

OIL & GAS—3.7%
24,669	CNOOC Ltd. ADR (HK)[3]	1,621
38,116	Petroleo Brasileiro SA—PETROBRAS ADR (BR)[3]	2,436
43,149	Talisman Energy Inc. (CAN)	1,911

		5,968

PERSONAL PRODUCTS—0.5%
21,841	Natura Cosmeticos (BR)	864

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

PHARMACEUTICALS—9.0%
112,300	Chugai Pharmaceutical Co. Ltd. (JP)	$2,459
83,927	CSL Ltd. (AUS)	2,361
48,519	Roche Holdings Ltd. (SWS)	7,249
29,681	Sanofi-Aventis (FR)	2,378

		14,447

REAL ESTATE—5.9%
1,171,000	CapitaLand Ltd. (SGP)	2,204
667,971	Hang Lung Properties Ltd. (HK)	964
111,696	Leopalace21 Corp. (JP)	2,897
204,000	Sumitomo Realty & Development Co. Ltd. (JP)	3,300

		9,365

ROAD & RAIL—3.0%
65,852	Canadian National Railway Co. (CAN)	4,773

SEMICONDUCTOR EQUIPMENT & PRODUCTS—4.4%
1,249,099	ARM Holdings plc (UK)	2,397
46,100	Murata Manufacturing Co. Ltd. (JP)	2,312
4,320	Samsung Electronics Co. Ltd. (S. KOR)	2,300

		7,009

SPECIALTY RETAIL—1.8%
33,000	Yamada Denki Co. Ltd. (JP)	2,915

WIRELESS TELECOMMUNICATION SERVICES—4.8%
170,567	America Movil SA de C.V. Series L ADR (MEX)[3]	4,477
514,168	Carphone Warehouse Group plc (UK)	1,786
8,065	SK Telecom Co. Ltd. (S. KOR)*	1,458

		7,721

TOTAL COMMON STOCKS (Cost $132,928)		152,378

PREFERRED STOCKS—1.0%
(Cost $1,120)
		Value
Shares		(000s)

HEALTH CARE PROVIDERS & SERVICES—1.0%
11,381	Fresenius AG (GER)	1,599

SHORT-TERM INVESTMENTS—4.0%
(Cost $6,446)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$6,446	Repurchase Agreement with State Street Corp. dated Oct 31, 2005 due November 1, 2005 at 3.200% collateralized by a FNMA Bond (market value $6,577)	6,446

TOTAL INVESTMENTS—100.1% (Cost $140,494)		160,423
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1%)		(169)

TOTAL NET ASSETS—100.0%		$160,254

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of this security. This security is priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and is considered to be liquid under procedures established by the Board of Trustees. At October 31, 2005, the security was valued at $1,524 or 0.95% of net assets.

3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2005

(All amounts in Thousands, except per share amounts)

		Harbor
	Harbor	International
	International	Growth

ASSETS
Investments, at identified cost*	$6,678,921	$140,494

Investments, at value	$10,735,703	$153,977
Repurchase agreements	—	6,446
Cash	1	—
Foreign currency, at value (cost: $7,901; $3)	7,872	3
Receivables for:
Investments sold	25,238	4,523
Capital shares sold	13,548	181
Dividends	9,689	114
Interest	110	1
Withholding tax receivable	2,574	99
Other assets	49	12
Prepaid fund insurance	86	2

Total Assets	10,794,870	165,358

LIABILITIES
Payables for:
Investments purchased	50,476	4,951
Capital shares reacquired	3,203	53
Accrued expenses:
Management fees	6,418	67
12b-1 fees	96	1
Trustees’ fees and expenses	29	1
Transfer agent fees	502	8
Other	2,143	23

Total Liabilities	62,867	5,104

NET ASSETS	$10,732,003	$160,254

Net Assets Consist of:
Paid-in capital	$6,335,006	$645,896
Undistributed/(overdistributed) net investment income	70,278	555
Accumulated net realized gain/(loss)	270,804	(506,126)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	4,055,915	19,929

	$10,732,003	$160,254

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$10,265,053	$153,439
Shares of beneficial interest[2]	216,104	15,728
Net asset value per share	$47.50	$9.76
Retirement Class
Net assets	$82,247	$43
Shares of beneficial interest[2]	1,738	4
Net asset value per share	$47.31	$9.75
Investor Class
Net assets	$384,703	$6,772
Shares of beneficial interest[2]	8,162	695
Net asset value per share	$47.13	$9.74

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorization).
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2005

(All amounts in Thousands)

		Harbor
	Harbor	International
	International	Growth

Investment Income:
Dividends	$225,727	$2,816
Interest	7,280	83
Securities lending income	—	—
Foreign taxes withheld	(18,878)	(169)

Total Investment Income	214,129	2,730
Operating Expenses:
Management fees	70,061	1,099
12b-1 fees:
Retirement Class	133	—
Investor Class	711	11
Shareholder communications	614	40
Custodian fees	4,829	161
Transfer agent fees:
Institutional Class	4,727	75
Retirement Class	28	—
Investor Class	661	10
Professional fees	322	8
Trustees’ fees and expenses	137	2
Registration fees	532	72
Miscellaneous	140	3

Total operating expenses	82,895	1,481
Transfer agent fees waived	—	(1)
Other expense reimbursements and reductions (See Note 4)	(44)	(1)

Net operating expenses	82,851	1,479

Net Investment Income/(Loss)	131,278	1,251
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	287,076	9,672
Foreign currency transactions	2,861	44
Change in net unrealized appreciation/ (depreciation) of:
Investments	1,439,755	11,396
Translation of assets and liabilities in foreign currencies	(547)	(24)

Net gain/(loss) on investment transactions	1,729,145	21,088

Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,860,423	$22,339

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	International		International Growth

For the Year Ended October 31:	2005	2004	2005	2004

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$131,278	$84,485	$1,251	$884
Net realized gain/(loss) on investments	289,937	28,160	9,716	37,116
Net unrealized appreciation/(depreciation) of investments	1,439,208	909,697	11,372	(23,436)

Net increase/(decrease) in net assets resulting from operations	1,860,423	1,022,342	22,339	14,564

Distributions to Shareholders:
Net investment income:
Institutional Class	(109,365)	(82,967)	(1,101)	(2,227)
Retirement Class	(414)	(84)	—	—
Investor Class	(2,260)	(1,032)	(14)	(4)
Net realized gain on investments:
Institutional Class	(28,792)	(91,356)	—	(1)
Retirement Class	(122)	(103)	—	—
Investor Class	(771)	(1,273)	—	—

Total distributions to shareholders	(141,724)	(176,815)	(1,115)	(2,232)

Net Increase/(Decrease) Derived from Capital Stock Activity	1,232,980	1,420,132	(3,275)	(101,933)

Net increase/(decrease) in net assets	2,951,679	2,265,659	17,949	(89,601)
Net Assets:
Beginning of period	7,780,324	5,514,665	142,305	231,906

End of period*	$10,732,003	$7,780,324	$160,254	$142,305

* Includes undistributed/(over-distributed) net investment income of:	$70,278	$59,184	$555	$519
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	International		International Growth

For the Year Ended October 31:	2005	2004	2005	2004

AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$2,212,425	$2,012,484	$41,044	$26,192
Net proceeds from redemption fees	178	184	3	3
Reinvested in payment of distributions	115,091	154,072	1,067	2,042
Cost of shares reacquired	(1,289,471)	(878,938)	(48,435)	(132,927)

Net increase/(decrease) in net assets	$1,038,223	$1,287,802	$(6,321)	$(104,690)

Retirement Class:
Net proceeds from sale of shares	$60,760	$23,361	$9	$28
Net proceeds from redemption fees	1	1	—	—
Reinvested in payment of distributions	536	187	—	—
Cost of shares reacquired	(15,626)	(3,354)	—	—

Net increase/(decrease) in net assets	$45,671	$20,195	$9	$28

Investor Class:
Net proceeds from sale of shares	$199,275	$149,090	$4,218	$3,813
Net proceeds from redemption fees	7	4	—	—
Reinvested in payment of distributions	2,801	1,997	15	5
Cost of shares reacquired	(52,997)	(38,956)	(1,196)	(1,089)

Net increase/(decrease) in net assets	$149,086	$112,135	$3,037	$2,729

SHARES
Institutional Class:
Shares sold	50,802	53,776	4,484	3,206
Shares issued in reinvestment of distributions	2,691	4,216	116	245
Shares reacquired	(29,616)	(23,494)	(5,394)	(16,174)

Net increase/(decrease) in shares outstanding	23,877	34,498	(794)	(12,723)
Beginning of period	192,227	157,729	16,522	29,245

End of period	216,104	192,227	15,728	16,522

Retirement Class:
Shares sold	1,374	622	1	3
Shares issued in reinvestment of distributions	13	5	—	—
Shares reacquired	(355)	(89)	—	—

Net increase/(decrease) in shares outstanding	1,032	538	1	3
Beginning of period	706	168	3	—

End of period	1,738	706	4	3

Investor Class:
Shares sold	4,569	4,003	453	456
Shares issued in reinvestment of distributions	66	55	2	—
Shares reacquired	(1,214)	(1,044)	(132)	(133)

Net increase/(decrease) in shares outstanding	3,421	3,014	323	323
Beginning of period	4,741	1,727	372	49

End of period	8,162	4,741	695	372

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class

For the Year Ended October 31:	2005	2004		2003		2002[c]	2001

Net asset value beginning of period	$39.37	$34.55		$26.69		$28.65	$38.85
Income from Investment Operations:
Net investment income/(loss)	.63 [d]	.39	[d]	.47	[d]	.42 [d]	.57	[d]
Net realized and unrealized gains/(losses) on investments	8.21	5.50		8.27		(1.23)	(6.27)

Total from investment operations	8.84	5.89		8.74		(.81)	(5.70)

Less Distributions:
Dividends from net investment income	(.56)	(.51)		(.34)		(.27)	(.71)
Distributions from net realized capital gains[a]	(.15)	(.56)		(.54)		(.88)	(3.79)

Total distributions	(.71)	(1.07)		(.88)		(1.15)	(4.50)
Proceeds from redemption fees	—	—		—		N/A	N/A

Net asset value end of period	47.50	39.37		34.55		26.69	28.65
Net assets end of period (000s)	$10,265,053	$7,567,123		$5,449,385		$3,446,010	$3,497,357

Ratios and Supplemental Data (%):
Total return	22.63%	17.26%[e]		33.69%[e]		(3.19)%[e]	(16.40	)% [e]
Ratio of operating expenses to average net assets[b]	.87	.86	[d]	.89	[d]	.87 [d]	.91	[d]
Ratio of operating expenses not imposed to average net assets	—	.01		.01		.06	.06
Ratio of operating expenses net of all offsets to average net assets	.87	.86	[d]	.89	[d]	.87 [d]	.91	[d]
Ratio of interest/dividend expenses to average net assets
Ratio of net investment income/(loss) to average net assets	1.42	1.25	[d]	1.83	[d]	1.45 [d]	1.36	[d]
Portfolio turnover	13	12		21		16	7

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class

For the Year Ended October 31:	2005	2004[f]		2003		2002	2001

Net asset value beginning of period	$8.42	$7.92		$6.74		$8.44	$17.56
Income from Investment Operations:
Net investment income/(loss)	.08 [d]	.04	[d]	.07	[d]	.06	—
Net realized and unrealized gains/(losses) on investments	1.33	.54		1.14		(1.76)	(7.30)

Total from investment operations	1.41	.58		1.21		(1.70)	(7.30)

Less Distributions:
Dividends from net investment income	(.07)	(.08)		(.03)		—	—
Distributions from net realized capital gains[a]	—	—		—		—	(1.82)

Total Distributions	(.07)	(.08)		(.03)		—	(1.82)
Proceeds from redemption fees	—	—		—		N/A	N/A

Net asset value end of period	9.76	8.42		7.92		6.74	8.44
Net assets end of period (000s)	$153,439	$139,148		$231,523		$256,108	$437,201

Ratios and Supplemental Data (%):
Total return	16.82%	7.32%[e]		18.07%[e]		(20.13)%	(45.53)%
Ratio of operating expenses to average net assets[b]	1.00	.93	[d]	.98	[d]	.95	.89
Ratio of operating expenses not imposed to average net assets	—	.05		.01		—	—
Ratio of operating expenses net of all offsets to average net assets	1.00	.93	[d]	.98	[d]	.95	.89
Ratio of interest/dividend expenses to average net assets
Ratio of net investment income/(loss) to average net assets	.87	.48	[d]	.91	[d]	.60	.18
Portfolio turnover	183	216		234		317	63

See page 76 for notes to the International Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Retirement Class					Investor Class

2005	2004		2003[g]		2005	2004		2003[g]

$39.25	$34.49		$26.69		$39.12	$34.43		$26.69
.58 [d]	.37	[d]	.61	[d]	.51 [d]	.34	[d]	.47	[d]
8.13	5.41		8.06		8.08	5.36		8.14

8.71	5.78		8.67		8.59	5.70		8.61

(.50)	(.46)		(.33)		(.43)	(.45)		(.33)
(.15)	(.56)		(.54)		(.15)	(.56)		(.54)

(.65)	(1.02)		(.87)		(.58)	(1.01)		(.87)
—	—		—		—	—		—

47.31	39.25		34.49		47.13	39.12		34.43
$82,247	$27,727		$5,808		$384,703	$185,474		$59,472

22.35%	16.96	% [e]	33.42%[e]		22.10%	16.76	% [e]	33.20%[e]
1.12	1.11	[d]	1.14	[d]	1.30	1.29	[d]	1.31	[d]
—	.01		.01		—	.01		.01
1.12	1.11	[d]	1.14	[d]	1.30	1.29	[d]	1.31	[d]
1.27	1.11	[d]	1.90	[d]	1.02	.92	[d]	1.46	[d]
13	12		21		13	12		21

Retirement Class					Investor Class

2005	2004[f]		2003[g]		2005		2004[f]		2003[g]

$8.42	$7.92		$6.74		$8.41		$7.92		$6.74
.07 [d]	.01	[d]	.03	[d]	.05	[d]	.04	[d]	.04	[d]
1.31	.57		1.18		1.32		.52		1.17

1.38	.58		1.21		1.37		.56		1.21

(.05)	(.08)		(.03)		(.04)		(.07)		(.03)
—	—		—		—		—		—

(.05)	(.08)		(.03)		(.04)		(.07)		(.03)
—	—		—		—		—		—

9.75	8.42		7.92		9.74		8.41		7.92
$43	$29		$—		$6,772		$3,128		$383

16.46%	7.31%[e]		18.07%[e]		16.31	% [e]	7.04%[e]		18.02%[e]
1.24	1.19	[d]	N/A	[h]	1.39	[d]	1.39	[d]	1.40	[d]
—	.05		—		.02		.04		.01
1.24	1.19	[d]	N/A	[h]	1.39	[d]	1.39	[d]	1.40	[d]
.57	.37	[d]	N/A	[h]	.35	[d]	.32	[d]	.49	[d]
183	216		234		183		216		234

INTERNATIONAL EQUITY

Harbor International Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

g	Commenced operations November 1, 2002.

h	Assets in this class were too small to incur any income or expense.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL EQUITY

Harbor Fixed Income Funds
Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Shenkman Capital
  Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager
Frank Whitley
Portfolio Manager
Mark Flanagan, CFA, CPA
Portfolio Manager
Robert Stricker, CFA
Portfolio Manager
Steven Schweitzer
Portfolio Manager
Mark Shenkman, Frank Whitley and Mark Flanagan have co-managed the Fund since its inception in 2002. Robert Stricker joined the portfolio management team in 2003. Steven Schweitzer joined the team in 2004.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
High-yield bonds.

 TOP TEN HOLDINGS (% of net assets)

Crown Castle International	1.6%
Edison Mission Energy	1.0
General Motors Corp.	0.9
Cablevision Systems Corp.	0.9
AirGate PCS Inc.	0.8
Brickman Group Ltd. Series B	0.8
Alpha Natural Resources LLC	0.8
Equistar Chemicals LP	0.8
American Cellular Corp. Series B	0.8
Advanstar Communications Inc. Series B	0.7
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The high-yield market’s performance was volatile during the 12 months ended October 31, 2005, as it faced many significant obstacles, most notably Federal Reserve tightening, the downgrade of General Motors debt securities to “junk” status, rising energy costs, and Hurricane Katrina. Contrary to consensus expectations, however, high-yield bonds proved relatively resilient in light of the difficult market conditions and earned a positive return, outpacing U.S. Treasuries and investment grade corporate bonds.
The high-yield market began calendar year 2005 with a small negative return in January, breaking a streak of seven consecutive months of positive performance. The market then rallied sharply in February and early March as spreads broke through 300 basis points, an all-time low. However, in the last three weeks of March the market underwent an even sharper correction as spreads dramatically widened. This trend continued through April and early May, as concerns regarding the economy, the uncertain impact of GM’s impending entry into the high-yield market, rumored hedge fund troubles, and interest rate volatility resulted in heightened risk aversion. As a result, spreads widened by approximately 160 basis points and the high-yield market significantly declined.
By mid-year, conditions markedly improved and concerns subsided as encouraging economic news, the realization of GM’s downgrade along with its fairly smooth entry into the high-yield market, and relatively attractive spreads sparked a strong rally, as investors went from being risk averse to risk seeking. During the three-month period through the end of July, high-yield bonds returned over 5%. In August, positive performance continued but to a lesser degree as market conditions became more difficult and investor sentiment began to wane due to the economic impact of record high oil prices and the aftermath of Hurricane Katrina.
The high-yield bond market struggled in October due to weak equity markets, a lack of liquidity, mutual fund redemptions, and a sloppy Treasury market. However, the average return for the six major high-yield indices was only -0.76% for the month, a significantly smaller loss than those posted by most other asset classes. Meanwhile, redemptions from retail mutual funds continued to plague the high-yield market as $580 million left the market in October, contributing to a significant $8.3 billion in outflows for the first 10 months of calendar 2005. In the past, mutual fund investors represented a primary driver of high-yield market performance. Today, U.S. mutual funds constitute only 14% of the market and their influence has declined. Instead, a more significant driver has been hedge funds and funds of funds, which now command a 15% share of the overall market. Since hedge funds tend to be tactical investors, flows from these entities have increased volatility within the high-yield sector.

FIXED INCOME

Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY—Continued

Performance
The Harbor High-Yield Bond Fund posted a positive return for the fiscal year ended October 31, 2005, slightly underperforming its benchmark. Throughout this reporting period the Fund’s lower duration and underweighting of double B credits (which tend to be more interest-rate sensitive) had an adverse effect on performance as the yield curve flattened. Performance benefited from credit selection in the telecom, health care, building materials, and media sectors. The Fund also benefited from being significantly underweighted in or avoiding completely several of the riskier sectors such as automotive, airline, and deep discount securities, which significantly underperformed the overall market.
Outlook and Strategy
As of October 31, 2005, the Fund maintained its bias towards higher quality credits, with an average rating of B2/ B and average price of $101.95. The Fund also remained well diversified with 224 issuers in 29 industries.
All U.S. financial markets currently appear to be fragile because of numerous uncertainties and conflicting views between bulls and bears. In our view, the financial markets may be approaching an inflection point as investors seek answers to several critical questions: How high will interest rates climb? Is the spike in energy prices temporary? Will the political climate in Washington grow more hostile? Will the new Fed chairman measure up to his predecessor? Will the Federal budget and trade deficits be reined in? Will U.S. GDP remain above 3% in 2006? Obviously, there are more hard questions than clear answers, forcing investors to become more cautious.
High-yield investors have some questions of their own: Will banks tighten credit standards and grant fewer waivers to high-yield issuers in 2006? Will underwriters bring deals to market that are poorly structured, mispriced, and badly distributed? Will default rates rise as a result of weak credits issued in 2003 that have reached their “mortality danger zone” of 28 months after issuance?
While we do not expect investment bankers to show restraint in bringing well-structured and appropriately priced new issues to market, we are reasonably confident that the current Moody’s default rate should rise only slightly in 2006, as most low-rated companies have strengthened their balance sheets, reduced their cost of capital, extended debt maturities, and have not engaged in sheer speculation. Although a few industries are undergoing fundamental structural changes, economic growth in the 2.5% to 3% range should provide a “margin of safety” for most highly leveraged companies.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio .. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002
RETIREMENT CLASS
Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002
INVESTOR CLASS
Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	261
Total Net Assets (000s)	$35,596
Average Market Coupon	8.4%
Yield to Maturity	7.7%
Weighted Average Maturity	7.1 years
Weighted Average Duration	3.6 years
Weighted Average Credit Quality	B2/B
R-Squared	.86
Beta vs Merrill Lynch High-Yield Master II Index	0.7
Portfolio Turnover Rate (Year Ended 10-31-2005)	42%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2002 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor High-Yield Bond Fund

Institutional Class	3.24%	N/A	10.28%	$13,302
Retirement Class	3.05	N/A	10.05	13,222
Investor Class	2.71	N/A	9.84	13,147

Comparative Indices

Merrill Lynch High-Yield Master II	3.92%	7.73%	13.87%	$14,604
CSFB High-Yield	3.54	9.05	13.86	14,603

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index and the CSFB High-Yield Index. The Fund has changed its benchmark index from the CSFB High-Yield Index to the Merrill Lynch High-Yield Master II Index because the Merrill Lynch Index provides greater transparency of the composition and characteristics of the index than does the CSFB Index. Greater transparency allows the Fund to enhance its analysis of its performance relative to the benchmark. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.82%
Total Net Assets (000s):
  $31,547
RETIREMENT CLASS
Expense Ratio: —a
Total Net Assets (000s):
  $2
INVESTOR CLASS
Expense Ratio: 1.25%
Total Net Assets (000s):
  $4,047

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,035.96	$4.20
Hypothetical (5% return)	1,000.00	1,020.56	4.18

Retirement Class
Actual	$1,000.00	$1,033.98	$5.48	[a]
Hypothetical (5% return)	1,000.00	1,019.30	5.45	[a]

Investor Class
Actual	$1,000.00	$1,032.78	$6.40
Hypothetical (5% return)	1,000.00	1,018.39	6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
a	Assets in this class were too small to incur expense for the period ended October 31, 2005. If assets in this class were larger, the expense ratio would have been approximately 1.07%.

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 4.2%)

Media	12.8
Commercial Services & Supplies	10.8
Hotels Restaurants & Leisure	9.6
Wireless Telecommunication Services	8.4
Chemicals	5.6
Diversified Telecommunication Services	5.2
Electric Utilities	4.7
Aerospace & Defense	4.6
Oil & Gas	3.5
Health Care Providers & Services	3.4
Household Products	2.6
Building Products	2.2
Food Products	1.8
Gas Utilities	1.8
Household Durables	1.7
Metals & Mining	1.7
Containers & Packaging	1.5
Energy Equipment & Services	1.5
Food & Drug Retailing	1.5
Software	1.4
Textiles & Apparel	1.3
Health Care Equipment & Supplies	1.2
Paper & Forest Products	1.1
Pharmaceuticals	1.1
Automobiles	0.9
Communications Equipment	0.8
Diversified Financials	0.8
Specialty Retail	0.8
Machinery	0.6
Leisure Equipment & Products	0.5
Beverages	0.2
Office Electronics	0.2

COMMON STOCKS—0.8%

		Value
Shares		(000s)

MEDIA—0.4%
5,000	Echostar Communications Corp. Cl. A	$134

OIL & GAS—0.4%
2,500	Newfield Exploration Co.	113
1,250	Range Resources Corp.	45

		158

TOTAL COMMON STOCKS (Cost $306)		292

CORPORATE BONDS & NOTES—90.9%

Principal
Amount
(000s)

AEROSPACE & DEFENSE—4.6%
	Argo-Tech Corp.
$125	9.250%— 06/01/2011	129
	Armor Holdings Inc.
125	8.250%— 08/15/2013	136
	Aviall Inc.
175	7.625%— 07/01/2011	178
	BE Aerospace Inc.
75	8.500%— 10/01/2010	82
	BE Aerospace Inc. Series B
50	8.000%— 03/01/2008	50
50	8.875%— 05/01/2011	53

		103

	Communications & Power Industrials Inc.
125	8.000%— 02/01/2012	128
	Esterline Technologies Corp.
75	7.750%— 06/15/2013	79
	K&F Acquisition Inc.
100	7.750%— 11/15/2014	101
	L-3 Communications Corp.
100	6.375%— 10/15/2015[1]	99
	Sequa Corp.
250	9.000%— 08/01/2009	261
	Standard Aero Holdings Inc.
100	8.250%— 09/01/2014	95
	Transdigm Inc.
250	8.375%— 07/15/2011	261

		1,652

BEVERAGES—0.2%
	Le-Nature’s Inc.
50	9.000%— 06/15/2013[1]	54

BUILDING PRODUCTS—2.2%
	Associated Materials Inc.
125	9.750%— 04/15/2012	117
	Builders FirstSource Inc.
125	8.040%— 02/15/2012[1,2]	126
	Collins & Aikman Floor Cover Series B
75	9.750%— 02/15/2010	71
	Interface Inc.
125	7.300%— 04/01/2008	125
125	10.375%— 02/01/2010	135

		260

	Norcraft Cos. LP
125	9.000%— 11/01/2011	128
	Nortek Inc.
75	8.500%— 09/01/2014	72

		774

CHEMICALS—5.6%
	Equistar Chemicals LP
250	10.625%— 05/01/2011	274

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

CHEMICALS—Continued
	Hexcel Corp.
$100	6.750%— 02/01/2015	$98
	Huntsman Advanced Materials LLC
200	11.000%— 07/15/2010	223
	Huntsman International Holdings LLC
76	10.125%— 07/01/2009	79
	Huntsman LLC
50	11.500%— 07/15/2012	57
65	11.625%— 10/15/2010	74

		131

	Lyondell Chemical Co.
125	10.500%— 06/01/2013	142
125	10.875%— 05/01/2009	130

		272

	Millennium America Inc.
75	9.250%— 06/15/2008	81
	Nalco Co.
150	8.875%— 11/15/2013	154
	PQ Corp.
125	7.500%— 02/15/2013[1]	116
	Resolution Performance Products Inc.
200	13.500%— 11/15/2010	212
	Rhodia SA
50	10.250%— 06/01/2010	54

	Rockwood Specialties Group Inc.
125	7.500%— 11/15/2014[1]	121
182	10.625%— 05/15/2011	196

		317

		2,011

COMMERCIAL SERVICES & SUPPLIES—10.8%
	Aearo Co.
125	8.250%— 04/15/2012	125
	Ahern Rentals Inc.
125	9.250%— 08/15/2013[1]	127
	Alderwoods Group Inc.
125	7.750%— 09/15/2012	130
	Allied Waste North America Series B
100	8.500%— 12/01/2008	105
100	8.875%— 04/01/2008	105

		210

	Ashtead Holdings plc
75	8.625%— 08/01/2015[1]	78
	Brickman Group Ltd. Series B
250	11.750%— 12/15/2009	279
	Buhrmann US Inc.
125	8.250%— 07/01/2014	126
	Carriage Services Inc.
175	7.875%— 01/15/2015	180
	Casella Waste Systems Inc.
100	9.750%— 02/01/2013	108
	CHC Helicopter Corp.
75	7.375%— 05/01/2014	76
	Coinmach Corp.
150	9.000%— 02/01/2010	152
	Corrections Corp of America
125	7.500%— 05/01/2011	130
	Da-Lite Screen Co. Inc.
150	9.500%— 05/15/2011	159
	DynCorp
100	9.500%— 02/15/2013[1]	104
	FTI Consulting Inc.
125	3.750%— 07/15/2012[1,3]	140
	Iron Mountain Inc.
125	7.750%— 01/15/2015	125
	Mac-Gray Corp.
175	7.625%— 08/15/2015[1]	178
	Monitronics International Inc.
125	11.750%— 09/01/2010	124
	NationsRent Cos. Inc.
250	9.500%— 05/01/2015	261
	Neff Rental LLC
125	11.250%— 06/15/2012[1]	131
	Norcross Safety Products LLC Series B
125	9.875%— 08/15/2011	134
	R.H. Donnelley Inc.
125	10.875%— 12/15/2012	141
	Service Corp International
75	7.700%— 04/15/2009	79
	Valmont Industries Inc.
125	6.875%— 05/01/2014	128
	Visant Corp.
75	7.625%— 10/01/2012	74
	Wesco Distribution Inc.
250	7.500%— 10/15/2017[1]	251
	Williams Scotsman Inc.
100	8.500%— 10/01/2015[1]	102

		3,852

COMMUNICATIONS EQUIPMENT—0.8%
	Lucent Technologies Inc.
50	5.500%— 11/15/2008	50
275	6.450%— 03/15/2029	236

		286

CONTAINERS & PACKAGING—1.2%
	BWAY Corp.
125	10.000%— 10/15/2010	131
	Graphic Packaging International Inc.
75	9.500%— 08/15/2013	68
	Jefferson Smurfit Corp.
125	7.500%— 06/01/2013	113
	Owens-Brockway Glass Container Inc.
100	7.750%— 05/15/2011	103

		415

DIVERSIFIED FINANCIALS—0.8%
	Arch Western Finance LLC
75	6.750%— 07/01/2013	76
	Cardtronics Inc.
200	9.250%— 08/15/2013[1]	203

		279

DIVERSIFIED TELECOMMUNICATION SERVICES—5.2%
	Cincinnati Bell Inc.
200	7.250%— 07/15/2013	210
50	8.375%— 01/15/2014	49

		259

	Citizens Communications Co.
100	6.250%— 01/15/2013	95
	Insight Midwest LP
50	9.750%— 10/01/2009	52
125	10.500%— 11/01/2010	132

		184

	LCI International Inc.
125	7.250%— 06/15/2007	124
	MCI Inc.
225	8.735%— 05/01/2014	250
	Qwest Capital Funding Inc.
75	6.375%— 07/15/2008	73
125	7.000%— 08/03/2009	123

		196

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Qwest Corp.
$50	7.120%— 06/15/2013[1,2]	$53
125	7.625%— 06/15/2015[1]	129
50	7.875%— 09/01/2011	53

		235

	Qwest Services Corp.
100	13.500%— 12/15/2010	115
	Syniverse Technologies Inc.
150	7.750%— 08/15/2013[1]	152
	Time Warner Telecom Holdings Inc.
100	9.250%— 02/15/2014	100
	Valor Telecommunications Enterprises LLC
150	7.750%— 02/15/2015	148

		1,858

ELECTRIC UTILITIES—4.7%
	Allegheny Energy Supply
225	8.250%— 04/15/2012[1]	250
	Edison Mission Energy
350	7.730%— 06/15/2009	365
75	10.000%— 08/15/2008	83

		448

	Inergy LP.
150	6.875%— 12/15/2014	143
	Mission Energy Holding Co.
200	13.500%— 07/15/2008	232
	MSW Energy Holdings LLC
23	8.500%— 09/01/2010	25
	MSW Energy Holdings LLC Series B
125	7.375%— 09/01/2010	130
	Reliant Energy Inc.
175	6.750%— 12/15/2014	164
	Sierra Pacific Resources
100	7.803%— 06/15/2012	106
	Texas Genco LLC
175	6.875%— 12/15/2014[1]	188

		1,686

ENERGY EQUIPMENT & SERVICES—1.5%
	Compagnie Generale de Geophysique SA
50	7.500%— 05/15/2015[1]	52
	Gulfmark Offshore Inc.
175	7.750%— 07/15/2014	185
	Holly Energy Partners LP
75	6.250%— 03/01/2015	73
	Suburban Propane Partners LP
125	6.875%— 12/15/2013	116
	Transmontaigne Inc.
100	9.125%— 06/01/2010	100

		526

FOOD & DRUG RETAILING—1.5%
	Ingles Markets Inc.
175	8.875%— 12/01/2011	176
	Rite Aid Corp.
175	4.750%— 12/01/2006[3]	173
125	8.125%— 05/01/2010	126

		299

	Stater Brothers Holdings
50	8.125%— 06/15/2012	49

		524

FOOD PRODUCTS—1.8%
	B&G Foods Inc.
100	8.000%— 10/01/2011	101
	Del Monte Corp.
75	6.750%— 02/15/2015[1]	73
175	8.625%— 12/15/2012	187

		260

	Dole Food Co. Inc.
26	8.875%— 03/15/2011	27
	Michael Foods Inc.
125	8.000%— 11/15/2013	127
	Pinnacle Foods Holding Corp.
150	8.250%— 12/01/2013	140

		655

GAS UTILITIES—1.8%
	El Paso-Coastal Corp.
125	6.375%— 02/01/2009	122
125	9.625%— 05/15/2012	138

		260

	El Paso Corp.
125	7.625%— 08/16/2007	128
75	7.875%— 06/15/2012	77

		205

	SEMCO Energy Inc.
125	7.750%— 05/15/2013	129
	Tennessee Gas Pipeline Co.
50	7.500%— 04/01/2017	53

		647

HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
	Kinetic Concepts Inc.
163	7.375%— 05/15/2013	165
	Koppers Inc.
125	9.875%— 10/15/2013	137
	Medical Device Manufacturing Inc. Series B
100	10.000%— 07/15/2012	117

		419

HEALTH CARE PROVIDERS & SERVICES—3.4%
	Alliance Imaging Inc.
75	7.250%— 12/15/2012	66
	Beverly Enterprises Inc.
175	7.875%— 06/15/2014	192
	DaVita Inc.
175	7.250%— 03/15/2015	178
	Omega Healthcare Investors Inc.
125	7.000%— 04/01/2014	126
	Psychiatric Solutions Inc.
125	7.750%— 07/15/2015	129
	Res-Care Inc.
125	7.750%— 10/15/2013[1]	126
	Select Medical Corp.
100	7.625%— 02/01/2015	93
	Triad Hospitals Inc.
175	7.000%— 11/15/2013	176
	Vanguard Health Holding Co. II LLC
125	9.000%— 10/01/2014	131

		1,217

HOTELS RESTAURANTS & LEISURE—9.2%
	AMC Entertainment Inc. Series B
75	8.625%— 08/15/2012	76
	American Casino & Entertainment Properties LLC
125	7.850%— 02/01/2012	129
	Ameristar Casinos Inc.
125	10.750%— 02/15/2009	134

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

HOTELS RESTAURANTS & LEISURE—Continued
	Aztar Corp.
$125	7.875%— 06/15/2014	$129
125	9.000%— 08/15/2011	133

		262

	Chukchansi Economic Development Authority
100	8.000%— 11/15/2013[1]	100
100	8.060%— 11/15/2012[1,2]	100

		200

	Chumash Casino & Resort Enterprise
75	9.520%— 07/15/2010[1]	80
	Cinemark Inc.
75	9.750%— 03/15/2014[4]	53
	Felcor Lodging LP
200	8.500%— 06/01/2011	216
	Gaylord Entertainment Co.
175	8.000%— 11/15/2013	183
	Global Cash Access LLC
162	8.750%— 03/15/2012	173
	Herbst Gaming Inc.
125	8.125%— 06/01/2012	130
	HMH (Host Marriott)
50	9.250%— 10/01/2007	53
	Inn of the Mountain Gods Resort & Casino
150	12.000%— 11/15/2010	161
	Isle of Capri Casinos Inc.
125	7.000%— 03/01/2014	119
	Kerzner International Ltd.
200	6.750%— 10/01/2015[1]	191
	Las Vegas Sands Corp.
75	6.375%— 02/15/2015	71
	MGM Mirage
125	9.750%— 06/01/2007	132
	Motor City Casino
250	8.000%— 08/01/2013[1]	249
	NCL Corp.
125	10.625%— 07/15/2014[1]	129
	Penn National Gaming Inc.
125	8.875%— 03/15/2010	131
	Pinnacle Entertainment Inc.
100	8.250%— 03/15/2012	100
	Seneca Gaming Corp.
125	7.250%— 05/01/2012	128
50	7.250%— 05/01/2012[1]	51

		179

	Town Sports International
125	9.625%— 04/15/2011	129

		3,280

HOUSEHOLD DURABLES—1.7%
	American Achievement Corp.
175	8.250%— 04/01/2012	176
	Goodman Global Holding Co. Inc.
250	6.410%— 06/15/2012[1,2]	246
75	7.875%— 12/15/2012[1]	71

		317

	Samsonite Corp.
100	8.875%— 06/01/2011	103

		596

HOUSEHOLD PRODUCTS—2.6%
	Central Garden & Pet Co.
250	9.125%— 02/01/2013	264
	Doane Pet Care Co.
100	10.625%— 11/15/2015[1]	102
	Jafra Cosmetics International Inc.
81	10.750%— 05/15/2011	89
	Jarden (Alltrista)
125	9.750%— 05/01/2012	127
	Nebraska Book Co. Inc.
150	8.625%— 03/15/2012	141
	Playtex Products Inc.
125	9.375%— 06/01/2011	130
	Prestige Brands Inc.
75	9.250%— 04/15/2012	76

		929

LEISURE EQUIPMENT & PRODUCTS—0.5%
	Leslie’s Poolmart Inc.
75	7.750%— 02/01/2013	75
	Scientific Games Corp.
100	6.250%— 12/15/2012	100

		175

MACHINERY—0.6%
	Dresser-Rand Group Inc.
44	7.375%— 11/01/2014[1]	45
	Mueller Group Inc.
150	10.000%— 05/01/2012	158

		203

MEDIA—11.9%
	Advanstar Communications Inc.
100	10.750%— 08/15/2010	111
	Advanstar Communications Inc. Series B
250	12.000%— 02/15/2011	267
	Affinity Group Inc.
150	9.000%— 02/15/2012	149
	Allbritton Communications Co.
125	7.750%— 12/15/2012	124
	Cablevision Systems Corp. Series B
300	8.716%— 04/01/2009[2]	308
	Cadmus Communications Corp.
150	8.375%— 06/15/2014	154
	CBD Media Holdings LLC
125	9.250%— 07/15/2012	124
	Corus Entertainment Inc.
75	8.750%— 03/01/2012	80
	Dex Media Inc.
125	8.000%— 11/15/2013	128
	EchoStar Communications Corp.
175	5.750%— 05/15/2008[3]	172
	Gray Television Inc.
125	9.250%— 12/15/2011	135
	Houghton Mifflin Co.
100	8.250%— 02/01/2011	103
	Insight Communications Co. Inc.
125	12.250%— 02/15/2011[4]	129
	Kabel Deutschland GmbH
150	10.625%— 07/01/2014[1]	162
	Lamar Media Corp.
75	6.625%— 08/15/2015[1]	76
	LBI Media Inc.
125	10.125%— 07/15/2012	133
	LIN Television Corp.
100	6.500%— 05/15/2013[1]	95
	Lodgenet Entertainment Corp.
75	9.500%— 06/15/2013	82
	Mediacom Broadband LLC
100	8.500%— 10/15/2015[1]	92
	Mediacom Communications Corp.
250	5.250%— 07/01/2006[3]	246
	Medianews Group Inc.
25	6.875%— 10/01/2013	25
	Morris Publishing Group LLC
100	7.000%— 08/01/2013	99

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

MEDIA—Continued
	Nexstar Finance Inc.
$125	7.000%— 01/15/2014	$111
	Primedia Inc.
100	8.000%— 05/15/2013	92
	Radio One Inc.
75	6.375%— 02/15/2013[1]	74
	Sinclair Broadcast Group Inc.
225	4.875%— 07/15/2018[3,4]	199
125	8.000%— 03/15/2012	129

		328

	Sun Media Corp.
125	7.625%— 02/15/2013	130
	Susquehanna Media Co.
125	7.375%— 04/15/2013	131
	Telenet Group Holding NV
250	11.500%— 06/15/2014[1,4]	200
	Videotron Ltee
50	6.875%— 01/15/2014	51
	Yell Finance BV
130	13.000%— 08/01/2011[4]	133

		4,244

METALS & MINING—1.7%
	Alpha Natural Resources LLC
250	10.000%— 06/01/2012	276
	Consol Energy Inc.
75	7.875%— 03/01/2012	82
	Foundation PA Coal Co.
125	7.250%— 08/01/2014	128
	Massey Energy Co.
100	6.625%— 11/15/2010	102

		588

OFFICE ELECTRONICS—0.2%
	Xerox Capital Trust I
75	8.000%— 02/01/2027	78

OIL & GAS—2.7%
	Chesapeake Energy Corp.
125	6.500%— 08/15/2017[1]	124
	Comstock Resources Inc.
150	6.875%— 03/01/2012	149
	Encore Acquisition Co.
250	6.000%— 07/15/2015	237
	Exco Resources Inc.
125	7.250%— 01/15/2011	127
	Frontier Oil Corp.
125	6.625%— 10/01/2011	128
	Harvest Operations Corp.
75	7.875%— 10/15/2011	73
	Whiting Petroleum Corp.
125	7.000%— 02/01/2014[1]	126

		964

PAPER & FOREST PRODUCTS—1.1%
	Boise Cascade LLC
125	7.025%— 10/15/2012[2]	121
	Caraustar Industries Inc.
100	9.875%— 04/01/2011	98
	MDP Acquisitions plc
125	9.625%— 10/01/2012	121
	Norske Skog Canada Ltd.
50	7.375%— 03/01/2014	45

		385

PHARMACEUTICALS—1.1%
	Herbalife (W.H. Holdings)
75	9.500%— 04/01/2011	82
	NBTY Inc.
125	7.125%— 10/01/2015[1]	122
	Warner Chilcott Corp.
200	8.750%— 02/01/2015[1]	185

		389

SOFTWARE—1.4%
	Activant Solutions Inc.
100	10.054%— 04/01/2010[1,2]	103
	Sungard Data Systems Inc
50	8.525%— 08/15/2013[1,2]	51
200	9.125%— 08/15/2013[1]	204
125	10.250%— 08/15/2015[1]	125

		380

		483

SPECIALTY RETAIL—0.8%
	Pantry Inc.
125	7.750%— 02/15/2014	124
	Petro Stopping Centers LP
175	9.000%— 02/15/2012	172

		296

TEXTILES & APPAREL—1.3%
	Levi Strauss & Co.
75	12.250%— 12/15/2012	83
	Oxford Industries Inc.
125	8.875%— 06/01/2011	129
	Perry Ellis International Inc. Series B
125	8.875%— 09/15/2013	127
	Phillips-Van Heusen Corp.
125	8.125%— 05/01/2013	132

		471

WIRELESS TELECOMMUNICATION SERVICES—6.8%
	AirGate PCS Inc.
275	7.900%— 10/15/2011[2]	283
	Alamosa Inc.
125	8.500%— 01/31/2012	130
75	12.000%— 07/31/2009[4]	82

		212

	American Cellular Corp. Series B
250	10.000%— 08/01/2011	271
	Centennial Communications Corp.
250	8.125%— 02/01/2014	260
100	10.125%— 06/15/2013	112

		372

	Intelsat Bermuda Ltd.
250	8.695%— 01/15/2012[1,2]	254
	New Skies Satellites NV
75	9.573%— 11/01/2011[2]	77
	Nextel Partners Inc.
100	8.125%— 07/01/2011	107
	PanAmSat Corp.
65	9.000%— 08/15/2014	69
	PanAmSat Holding Corp.
100	10.375%— 11/01/2014[4]	69
	Rogers Wireless Inc.
75	8.000%— 12/15/2012	80
	Rural Cellular Corp.
250	8.250%— 03/15/2012	261
75	9.625%— 05/15/2008	77

		338

	SBA Telecommunications Inc.
123	9.750%— 12/15/2011[4]	112

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

WIRELESS TELECOMMUNICATION SERVICES—Continued
	Sprint Nextel Corp.
$125	5.250%— 01/15/2010[3]	$127
	UbiquiTel Operating Co.
50	9.875%— 03/01/2011	55

		2,426

TOTAL CORPORATE BONDS & NOTES (Cost $32,136)		32,362

PREFERRED STOCKS—4.1%

Shares

AUTOMOBILES—0.9%
	General Motors Corp.
14,250	4.500%— 03/061/2032[3]	332

CONTAINERS & PACKAGING—0.3%
	Smurfit-Stone Container Corp. Series A PIK[5]
4,760	7.000%— 02/15/2012[3]	96

HOTELS RESTAURANTS & LEISURE—0.4%
	Six Flags Inc.
6,000	7.250%— 08/15/2009[3]	138

MEDIA—0.5%
	Emmis Communications Corp. Series A
850	6.250%— 12/31/2049[3]	$34
	Spanish Broadcasting System Series B PIK[5]
131	10.750%— 10/15/2013	140

		174

OIL & GAS—0.4%
	Chesapeake Energy Corp.
1,250	4.500%— 12/31/2049[3]	129

WIRELESS TELECOMMUNICATION SERVICES—1.6%
	Crown Castle International
11,250	6.250%— 08/15/2012[3]	579

TOTAL PREFERRED STOCKS (Cost $1,349)		1,448

SHORT-TERM INVESTMENTS—3.0%
(Cost $1,064)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$1,064	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.200% collateralized by a FNMA Bond (market value $1,086)	1,064

TOTAL INVESTMENTS—98.8% (Cost $34,855)		35,166
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		430

TOTAL NET ASSETS—100.0%		$35,596

1	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2005, these securities were valued at $6,210 or 17.45% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2005.

3	Convertible securities.

4	Step coupon security. The stated rate represents the rate in effect at October 31, 2005.

5	Payment-in-kind security.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
 Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
  92658-6430
William Gross
Portfolio Manager
Bill Gross has managed the Fund since its inception in 1987.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
Intermediate bonds with overall portfolio rated high quality.

 TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association	10.1%
Federal National Mortgage Association TBA	8.9
Federal National Mortgage Association	4.6
Federal National Mortgage Association	1.5
U.S. Treasury Note	1.5
Federal National Mortgage Association	1.5
Federal National Mortgage Association	1.1
Bear Stearns Adjustable Rate Mortgage Trust	1.0
Federal National Mortgage Association	1.0
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Fixed income investments posted generally modest returns for the fiscal year ended October 31, 2005, a period marked by considerable volatility in interest rates. At the start of the reporting period all fixed income sectors gained, with mortgage-backed instruments, corporate bonds, and emerging market securities outperforming the overall market. Early in calendar year 2005, however, bonds lost ground due to volatile interest rates and weakness in credit markets related to concerns about the financial outlook for General Motors.
Near the mid point of the reporting period, bonds rebounded as risk appetites for credit-sensitive assets revived. The unusual phenomenon of falling longer-dated yields amid a tightening cycle of an increasing federal funds rate target was driven by 1) weakness in manufacturing data, signaling a potential slowdown in the U.S. economy; 2) Asian central banks buying Treasuries to keep their currencies from appreciating versus the U.S. dollar; and 3) demand from U.S. pension funds looking to reduce the mismatch between their assets and liabilities. Near the end of the fiscal year, however, most of this rebound was given up as Treasury yields trended higher on signs of stronger economic data and a sustained expansion.
The yield curve flattened during the 12-month period as the Federal Reserve continued its “measured” tightening process, even after hurricanes in the Gulf Coast raised concerns about the potential impact on the U.S. economy. Although measures of inflation excluding energy and food remained relatively tame, the Fed nonetheless noted inflation pressure as oil prices surged toward $70 a barrel and other commodity prices climbed sharply as well.
Performance
The Harbor Bond Fund outpaced its benchmark, the Lehman Brothers Aggregate Index, for the fiscal year ended October 31, 2005, and continued its longer term outperformance of the benchmark. The Fund’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the identification and analysis of undervalued securities. No single strategy dominates returns; the total return strategy relies on multiple sources of value added in a highly diversified portfolio.
During the 12-month reporting period the Fund’s performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AAA level during the reporting period.
The Fund benefited from tactical portfolio adjustments and holdings in non-index securities. This more than offset the negative impact of an underweight in the strong-performing corporate bond sector. During the period, we felt that core bond securities (those contained in the Lehman Brothers Aggregate Index) presented limited buying opportunities due to their rich valuations relative to U.S. Treasuries. As a result we sought opportunities in securities not contained in the index, such as emerging market bonds and non U.S. holdings, with an emphasis on European bonds.

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY—Continued

Tactical moves with the Fund’s duration around the index were positive given the interest rate volatility during the year. Underweighting corporate bonds hurt returns, as investors seeking to boost yield were drawn to those assets; however, our security selection among corporates enhanced Fund performance. Security selection among mortgage-backed issues added to returns, as we moved from an underweight in mortgages for most of the period to an overweight near the end of the period. A modest overweight to shorter maturities for much of the period was negative for performance, as the yield curve continued to flatten while the Fed increased short-term interest rates.
An allocation to European bonds helped returns; their yields fell on prospects for weaker growth than in the U.S. A tactical allocation to Treasury Inflation Protected Securities (TIPS) outperformed U.S. Treasury issues over the period. Holdings of municipal bonds helped returns as retail and insurance company demand remained strong. Exposure to emerging market issues was a strong positive as these markets benefited from improving economic fundamentals, continued credit quality upgrades, and spreads tightening to historic lows.
Outlook and Strategy
We expect the U.S. economy to grow more slowly over the next year as housing price gains decelerate and higher energy prices pinch consumer purchasing power. The rise in energy prices should exert upward pressure on consumer price inflation, but global competitive forces should restrain core inflation (the Consumer Price Index less food and energy). The economic outlook is highly uncertain because it is unclear how factors such as surging energy prices, the effects of hurricanes Katrina and Rita, and a potential cooling of the property market will play out.
With respect to portfolio strategy, we plan to:

•	Target duration moderately above that of the index, given an expected slowdown in growth, but retain tactical flexibility should rates fall toward the lower end of our forecasted range.

•	Focus on shorter maturities in the U.S. and the U.K., which we believe should offer value given our forecast that these interest rates will be lower than markets now expect.

•	Retain modest defensive allocations to TIPS and municipal bonds to hedge against interest rate uncertainty.

•	Overweight mortgages as a source of high quality yield but add value primarily via coupon and security selection.

•	Underweight corporate bonds, where credit spreads overall remain thin, while holding selected issues in the auto, telecom, and utility sectors.

•	Hold European bonds, given prospects for weak growth and low inflation in the euro zone, but with lower allocations now that European yields have fallen relative to those in the U.S. Treasury market.

•	Own emerging market bonds, where credit fundamentals continue to improve and valuations remain attractive.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	171
Total Net Assets (000s)	$1,963,604
Average Market Coupon	4.4%
Yield to Maturity	5.2%
Weighted Average Maturity	6.2 years
Weighted Average Duration	4.7 years
Weighted Average Credit Quality	AAA
R-Squared	.90
Beta vs LB AGG Index (Year Ended 10-31-2005)	1.0
Portfolio Turnover Rate	332%
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Bond Fund

Institutional Class	1.42%	7.07%	6.97%	$19,623
Retirement Class	1.18	6.82	6.72	19,160

Comparative Index

LB AGG	1.13%	6.31%	6.32%	$18,463

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.58%
Total Net Assets (000s):
  $1,931,651
RETIREMENT CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $31,953

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,000.95	$2.92
Hypothetical (5% return)	1,000.00	1,021.77	2.96

Retirement Class
Actual	$1,000.00	$999.77	$4.18
Hypothetical (5% return)	1,000.00	1,020.51	4.23

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 23.9%)

Mortgage Pass-Through	57.7
Corporate Bonds & Notes	5.7
Collateralized Mortgage Obligations	4.1
Foreign Government Obligations	3.3
U.S. Government Obligations	2.8
Municipal Bonds	1.5
Asset-Backed Securities	0.9
Preferred Stock	0.1

ASSET-BACKED SECURITIES—0.9%
Principal
Amount		Value
(000s)		(000s)

	AAA Trust Series 2005-2 Cl. A1
$7,238	4.151%—11/26/2035[1,2,3]	$7,242
	Aames Mortgage Investment Trust Series 2005-2 Cl. 1A1
422	4.118%—07/25/2035[2]	422
	Capital Auto Receivables Asset Trust Series 2005-1 Cl. A1
43	3.980%—06/15/2006[2,3]	43
	Carrington Mortgage Loan Trust Series 2005-NC3 Cl. A1A
1,507	4.118%—06/25/2035[2]	1,508
	Colonial Advisory Services CBO I Ltd. Series 1A Cl. A
969	4.420%—06/20/2008[2]	966
	Countrywide Asset-Backed Certificates Series 2001-BC3 Cl. A
1,148	4.278%—12/25/2031[1,2]	1,149
	HFC Home Equity Loan Asset Backed Certificates Series 2003-1 Cl. A
2,191	4.350%—10/20/2032[1,2]	2,193
	Residential Asset Mortgage Products Inc. Series 2004-RS8 Cl. AII1
3,370	4.178%—05/25/2026[1,2]	3,372

TOTAL ASSET-BACKED SECURITIES (Cost $16,893)		16,895

COLLATERALIZED MORTGAGE OBLIGATIONS—4.1%
	American Home Mortgage Investment Trust REMIC[4] Series 2004-4 Cl. 4A
4,354	4.390%—02/25/2045[2]	4,267
	Banc of America Funding Corp. REMIC[4] Series 2005-D Cl. A1
4,192	4.117%—05/25/2035[1,2]	4,133
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
436	4.696%—11/25/2030[1,2]	436
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4]
	Series 2005-10 Cl. A1
19,600	4.750%—10/25/2035[2]	19,473
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4]
	Pass Thru Certificates
	Series 2003-1 Cl. 6A1
2,049	5.071%—04/25/2033[1,5]	2,004
	Series 2002-9 Cl. 2A
147	5.277%—10/25/2032[1,5]	146

		2,150

	Bear Stearns Alt-A Trust REMIC[4]
	Series 2005-4 Cl. 3A1
7,530	5.433%—05/25/2035[1,5]	7,561
	Federal Home Loan Mortgage Corp. REMIC[4]
469	4.420%—11/15/2030[1,2]	471
831	8.000%—08/15/2022	847
125	9.000%—12/15/2020[1]	125

		1,443

	Federal Home Loan Mortgage Corp. REMIC[4]
	Series 2003-25 Cl. KP
8,816	5.000%—04/25/2033[1]	8,541
	Federal National Mortgage Association
	Series 2005-T2 Cl. 1A1
1,258	3.712%—11/28/2035[2]	1,257
	Series 2002-W3 Cl. A3
32	6.000%—07/25/2024[1]	32
	Series 2003-W1 Cl. 1A1
1,170	6.500%—12/25/2042[1]	1,198

		2,487

	FHLMC Structured Pass Through Securities
2,761	4.300%—08/15/2032[1,5]	2,744
	First Nationwide Trust REMIC[4]
	Series 2001-3 Cl. 1A1
138	6.750%—08/21/2031	138
	GSR Mortgage Loan Trust REMIC[4]
	Series 2005-AR6 Cl. 2A1
19,211	4.541%—09/25/2035[2]	18,881
	IndyMac ARM Trust REMIC[4]
	Series 2001-H2 Cl. A2
78	6.601%—01/25/2032[2]	78
	Small Business Administration
	Pass Thru Certificates
	Series 2003-20I Cl. 1
887	5.130%—09/01/2023	890
	Series 2001-20A Cl. 1
2,847	6.290%—01/01/2021[1]	2,979
	Series 2000-P10 Cl. 1
494	7.450%—08/01/2010	527

		4,396

	Structured Asset Securities Corp. REMIC[4]
	Series 2002-1A Cl. 4A
107	6.097%—02/25/2032[1,2]	107
	Series 2001-21A Cl. 1A1
322	6.250%—01/25/2032[1,2]	327

		434

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal
Amount		Value
(000s)		(000s)

	Washington Mutual Inc. REMIC[4]
	Series 2005-AR13 Cl. A1A1
$2,500	4.328%—10/25/2035[2]	$2,502
	Washington Mutual Inc. REMIC[4]
	Pass Thru Certificates Series 2002-AR11 Cl. A1
832	5.135%—10/25/2032[1,2]	831

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $81,537)		80,495

CORPORATE BONDS & NOTES—5.7%
	American Airlines Inc.
	Pass Thru Certificates
	Series 2001-2 Cl. A1
300	6.978%—04/01/2011	300
	American General Finance Corp. MTN[6]
1,100	4.000%—03/23/2007[1,2]	1,100
	American International Group Inc.
900	5.050%—10/01/2015[3]	881
	Banponce Corp.
2,000	6.750%—12/15/2005[1]	2,005
	BNP Paribas
6,600	5.186%—06/29/2049[1,3,5]	6,358
	China Development Bank
600	5.000%—10/15/2015	582
	DaimlerChrysler North America Holding MTN[6]
10,600	4.132%—11/17/2006[1,2]	10,612
	El Paso CGP Co.
7,036	7.420%—02/15/2037[1]	6,403
8,000	7.500%—08/15/2006[1]	8,100

		14,503

	El Paso Corp. MTN[4]
400	8.050%—10/15/2030	406
	Export-Import Bank of China
600	4.875%—07/21/2015[3]	574
	Federal Home Loan Banks
1,400	4.200%—02/05/2007[5]	1,292
	Federal National Mortgage Association
7,100	3.799%—09/22/2006[1,2]	7,097
	Ford Motor Credit Co.
10,300	4.740%—11/16/2006[1,2]	10,168
10,400	4.870%—03/21/2007[1,2]	10,127
400	6.875%—02/01/2006	400

		20,695

	France Telecom SA
7,100	7.200%—03/01/2006[1,7]	7,162
	Goldman Sachs Group Inc. MTN[6]
8,780	4.524%—07/23/2009[1,2]	8,836
	HBOS plc
800	5.920%—09/29/2049[3,5]	790
	PEMEX Project Funding Master Trust
1,000	8.625%—02/01/2022[7]	1,197
	Petroleum Export Ltd.
700	5.265%—06/15/2011[3]	692
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011	41
	Qwest Corp.
300	7.500%—06/15/2023	284
2,700	7.625%—06/15/2015[3]	2,781

		3,065

	Ras Laffan Liquefied Natural Gas III
1,800	5.838%—09/30/2027[3]	1,767
	Resona Bank Ltd.
1,200	5.850%—09/29/2049[3,5]	1,160
	Santander US Debt SA Unipersonal
9,800	3.930%—09/21/2007[1,2,3]	9,803
	Sprint Capital Corp.
2,400	6.000%—01/15/2007	2,431
1,100	6.125%—11/15/2008	1,134

		3,565

	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[3,5]	5,782
	UFJ Finance Aruba AEC
1,000	6.750%—07/15/2013	1,084
	United Airlines Inc.*
	Pass Thru Certificates
	Series 1993 Cl. C2
3,000	9.060%—06/17/2015[1]	1,617

TOTAL CORPORATE BONDS & NOTES (Cost $112,269)		112,966

FOREIGN GOVERNMENT OBLIGATIONS—3.3%
		Canadian Government Bond
C$	731	3.000%—12/01/2036	808
		Federative Republic of Brazil
	$160	5.188%—04/15/2006[2]	160
	988	5.250%—04/15/2009[2]	979
	4,800	9.760%—06/29/2009[2]	5,598
	11,600	8.000%—01/15/2018	12,012

			18,749

		Federative Republic of Brazil—Bearer
	568	5.188%—04/15/2006[2]	568
	688	5.250%—04/15/2012	673

			1,241

		Republic of Panama
	500	8.875%—09/30/2027	584
	3,480	9.375%—07/23/2012 – 01/16/2023	4,198
	5,000	9.625%—02/08/2011	5,775

			10,557

		Republic of Peru
	3,400	9.125%—01/15/2008	3,689
	5,700	9.125%—02/21/2012[1]	6,618
	3,000	9.875%—02/06/2015	3,712

			14,019

		Russian Federation
	9,500	5.000%—03/31/2030	10,556
	1,500	5.000%—03/31/2030[3,7]	1,669

			12,225

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal
Amount		Value
(000s)		(000s)

	United Mexican States
$1,100	8.125%—12/30/2019	$1,318
100	9.875%—02/01/2010	118
200	11.375%—09/15/2016	289

		1,725

	United Mexican States MTN[6]
2,460	6.375%—01/16/2013	2,583
1,800	8.000%—09/24/2022	2,145
200	8.300%—08/15/2031	246

		4,974

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $58,788)		64,298

MORTGAGE PASS-THROUGH—57.7%
	Federal Home Loan Mortgage Corp.
148	4.846%—06/01/2024[1,2]	152
4,951	5.000%—10/01/2018[1]	4,889
1,335	6.000%—08/01/2028 – 12/01/2033	1,351
8,023	6.000%—07/01/2016 – 01/01/2034[1]	8,126
4	8.500%—02/01/2017	4

		14,522

	Federal Home Loan Mortgage Corp. TBA[8]
	November Delivery
4,000	6.000%—11/14/2035	4,039
	December Delivery
4,000	6.000%—12/13/2035	4,032

		8,071

	Federal Housing Authority Project
	221D4 Banco-5
218	7.400%—02/01/2021	219
	221D4 Banco-15
24	7.450%—05/01/2021	24
	221D4 Grey 98-4
3,077	7.450%—05/01/2021[1]	3,095

		3,338

	Federal National Mortgage Association
4,246	4.265%—10/01/2040[1,2]	4,297
5,703	4.500%—11/01/2019 – 06/01/2020	5,521
14,902	4.702%—08/01/2035[2]	14,772
19,203	4.841%—06/01/2035[2]	18,998
27,662	5.000%—12/01/2016 – 10/01/2035[1]	27,094
177,923	5.000%—09/01/2017 – 10/01/2035	172,762
416,853	5.500%—12/01/2016 – 05/01/2035[1]	411,803
263,357	5.500%—11/01/2016 – 11/01/2035	260,155
5,782	6.000%—05/01/2016 – 09/01/2017[1]	5,918
3,131	6.000%—04/01/2016 – 05/01/2033	3,204
148	9.000%—11/01/2009[1]	156

		924,680

	Federal National Mortgage Association TBA[8]
	November Delivery
182,000	5.000%—11/14/2035	175,175
	Government National Mortgage Association II
6	3.750%—07/20/2024[2]	6
5,859	3.750%—08/20/2022 – 02/20/2032[1,2]	5,895
22	4.125%—10/20/2025[2]	23
1,178	4.125%—12/20/2024 – 11/20/2029[1,2]	1,188
715	4.375%—03/20/2017 – 02/20/2025[1,2]	717

		7,829

TOTAL MORTGAGE PASS-THROUGH (Cost $1,151,375)		1,133,615

MUNICIPAL BONDS—1.5%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[1]	4,573
	City of New York
1,000	5.000%—03/01/2030[1]	1,018
	Golden State Tobacco Securitization Corp.
3,400	6.250%—06/01/2033[1]	3,733
2,740	6.750%—06/01/2039[1]	3,113
900	7.875%—06/01/2042	1,100

		7,946

	Liberty Development Corp.
800	5.250%—10/01/2035	877
	Metropolitan Transportation Authority
9,100	5.000%—11/15/2033[1]	9,434
	New York City Municipal Water Finance Authority
3,400	5.000%—06/15/2038[1]	3,489
	Texas State
1,300	4.750%—04/01/2035[2]	1,308

TOTAL MUNICIPAL BONDS (Cost $27,169)		28,645

U.S. GOVERNMENT OBLIGATIONS—2.8%
	U.S. Treasury Bonds
6,251	2.375%—01/15/2025[1,9]	6,506
728	3.625%—04/15/2028[9]	926
2,600	6.000%—02/15/2026	2,990

		10,422

	U.S. Treasury Notes
5,082	3.375%—01/15/2007[9]	5,215
600	3.500%—02/15/2010	578
30,240	3.875%—09/15/2010	29,458
9,100	4.250%—08/15/2015	8,882

		44,133

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $55,124)		54,555

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

PREFERRED STOCKS—0.1%
(Cost $1,090)
		Value
Shares		(000s)

	Federal National Mortgage Association
21,400	7.000%—12/31/2049[2]	$1,177

PURCHASED OPTIONS—0.0%
No. of
Contracts
(000s)

	FR SWAPTIONS
32,000	Expire 10/2006	89
	OTC ECAL 3 ML
1,000	Expire 06/2006	4
65,000	Expire 10/2006	201

		205

	SWAPTIONS
120,200	Expire 10/2006	279

TOTAL OPTIONS (Cost $955)		573

SHORT-TERM INVESTMENTS—35.1%
Principal
Amount
(000s)

BANK OBLIGATIONS
	BNP Paribas
$40,000	3.675%—11/07/2005[1]	40,001

COMMERCIAL PAPER
	BankAmerica Corp.
40,000	3.850%—12/21/2005[1]	39,786
	Bank of Ireland
50,000	3.765%—12/14/2005[1]	49,775
9,000	3.820%—01/17/2006[1]	8,926

		58,701

	Dexia NV/SA
50,000	3.740%—11/28/2005[1]	49,860
	Fortis Funding LLC
50,000	3.770%—12/14/2005[1]	49,775
	HBOS Treasuries Services plc
50,000	3.740%—11/28/2005	49,860
	Spintab Swedmortgage
50,000	3.760%—12/13/2005	49,781

TOTAL COMMERCIAL PAPER		297,763

SOVEREIGN TREASURY BILLS
	Dutch Treasury Certificates
€24,600	2.036%—11/30/2005	29,435
12,300	2.039%—12/15/2005	14,704
22,900	2.125%—02/28/2006	27,254

		71,393

	French Discount Treasury Bills
9,400	2.012%—01/05/2006	11,223
12,600	2.032%—12/15/2005	15,062

		26,285

	German Treasury Bills
€11,900	2.013%—01/18/2006	14,197
2,700	2.024%—02/15/2006	3,216

		17,413

TOTAL SOVEREIGN TREASURY BILLS		115,091

REPURCHASE AGREEMENTS
$21,000	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2005 due November 1, 2005 at 3.930% collateralized by a U.S. Treasury Note (market value $21,457)	21,000
104,100	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2005 due November 1, 2005 at 3.900% collateralized by a U.S. Treasury Note (market value $105,545)	104,100
6,876	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.400% collateralized by a FNMA Bond (market value $7,017)	6,876

TOTAL REPURCHASE AGREEMENTS		131,976

U.S. GOVERNMENT AGENCIES
	Federal National Mortgage Association
100,050	3.850%—02/22/2006[1]	98,841

U.S. TREASURY BILLS
50	3.290%—12/15/2005	50
10	3.310%—12/15/2005	10
90	3.320%—12/15/2005	90
50	3.330%—12/15/2005	50
210	3.360%—12/15/2005	209
20	3.370%—12/15/2005	20
840	3.380%—12/15/2005	837
130	3.390%—12/15/2005	129
135	3.405%—12/01/2005	135
2,950	3.430%—12/15/2005	2,938
30	3.455%—12/15/2005	30
160	3.495%—12/15/2005	159
330	3.500%—12/01/2005	329
130	3.510%—12/15/2005	129
530	3.520%—12/15/2005	528
350	3.575%—12/15/2005	348
35	3.588%—12/15/2005	35
285	3.643%—12/15/2005	284

		6,310

TOTAL SHORT-TERM INVESTMENTS (Cost $691,491)		689,982

TOTAL INVESTMENTS—111.2% (Cost $2,196,691)		2,183,201
CASH AND OTHER ASSETS, LESS LIABILITIES—(11.2%)		(219,597)

TOTAL NET ASSETS—100.0%		$1,963,604

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

Eurodollar Futures (Buy)	223	$55,750	Mar-06	$(458)
Eurodollar Futures (Buy)	1,407	351,750	Jun-06	(1,484)
Eurodollar Futures (Buy)	319	79,750	Sep-06	(248)
Eurodollar Futures (Buy)	662	165,500	Dec-06	(91)
Eurodollar Futures (Buy)	870	217,500	Mar-07	(226)
Eurodollar Futures (Buy)	529	132,250	Jun-07	(178)
Eurodollar Futures (Buy)	140	35,000	Sep-07	(67)
United Kingdom Libor Futures (Sell)	67	€8,375	Dec-06	(22)
U.S. Treasury Bonds Futures (Buy)	482	$48,200	Dec-05	(2,561)
U.S. Treasury Notes 5 Yr. Futures (Buy)	2,741	274,100	Dec-05	(4,478)
U.S. Treasury Notes 10 Yr. Futures (Buy)	31	3,100	Dec-05	4

				$(9,809)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Canadian Dollar (Sell)	$584	$587	Nov-05	$3
Chilean Peso (Buy)	960	965	Feb-06	(5)
Euro (Sell)	143,531	144,101	Nov-05	570
Euro (Buy)	24,093	24,145	Nov-05	(52)
Indian Rupee (Buy)	589	602	Mar-06	(13)
Japanese Yen (Buy)	25,882	26,465	Dec-05	(583)
Mexican Peso (Buy)	164	161	Feb-06	3
Mexican Peso (Buy)	409	405	Mar-06	4
Peruvian Sol (New) (Buy)	338	351	Feb-06	(13)
Peruvian Sol (New) (Buy)	413	425	Mar-06	(12)
Polish Zloty (Buy)	321	322	Feb-06	(1)
Polish Zloty (Buy)	329	337	Mar-06	(8)
Russian Ruble (New) (Buy)	328	325	Jan-06	3
Russian Ruble (New) (Buy)	332	332	Feb-06	—
Russian Ruble (New) (Buy)	428	432	Mar-06	(4)
Singapore Dollar (Buy)	329	338	Jan-06	(9)
Singapore Dollar (Buy)	336	343	Feb-06	(7)
Singapore Dollar (Buy)	406	410	Mar-06	(4)
Slovakian Koruna (Buy)	747	767	Mar-06	(20)
South Korean Won (Buy)	681	696	Jan-06	(15)
South Korean Won (Buy)	372	380	Feb-06	(8)
South Korean Won (Buy)	453	461	Mar-06	(8)
Taiwan Dollar (New) (Buy)	332	347	Feb-06	(15)
Taiwan Dollar (New) (Buy)	402	407	Mar-06	(5)

				$(199)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

	Number of	Strike		Value
Currency	Shares/Contracts	Price	Expiration Date	(000s)

Eurodollar Futures (Put)	60	$95.00	Dec-06	$37
Eurodollar Futures (Put)	754	95.25	Dec-06	693
Japanese Government Bonds 10 Yr. Futures (Call)	3	140.00	Nov-05	—
Swap Option (Call)	4,000,000	4.00	Jun-06	3
Swap Option (Call)	15,000,000	4.30	Oct-06	64
Swap Option (Call)	14,000,000	4.31	Oct-06	64
Swap Option (Call)	37,100,000	4.54	Oct-06	259
Swap Option (Call)	26,000,000	4.56	Oct-06	196
Swap Option — Yen (Call)	1,500,000,000	1.00	Nov-05	1
Swap Option — 6 Mo. Libor (Put)	38,200,000	4.50	Dec-06	259
U.S. Treasury Notes 5 Yr. Futures (Call)	121	108.00	Nov-05	2
U.S. Treasury Notes 5 Yr. Futures (Call)	30	108.50	Nov-05	—
U.S. Treasury Notes 5 Yr. Futures (Call)	258	109.00	Nov-05	4
U.S. Treasury Notes 5 Yr. Futures (Put)	121	106.00	Nov-05	49
U.S. Treasury Notes 5 Yr. Futures (Put)	122	107.00	Nov-05	139
U.S. Treasury Notes 10 Yr. Futures (Call)	217	110.00	Nov-05	20
U.S. Treasury Notes 10 Yr. Futures (Call)	63	111.00	Nov-05	2
U.S. Treasury Notes 10 Yr. Futures (Call)	128	112.00	Nov-05	2
U.S. Treasury Notes 10 Yr. Futures (Call)	501	114.00	Nov-05	8
U.S. Treasury Notes 10 Yr. Futures (Call)	62	113.00	Dec-05	1
U.S. Treasury Notes 10 Yr. Futures (Put)	280	108.00	Nov-05	101
U.S. Treasury Notes 10 Yr. Futures (Put)	62	107.00	Dec-05	24
U.S. Treasury Notes 10 Yr. Futures (Put)	548	109.00	Dec-05	471

Written options outstanding, at value (premiums received of $2,259)				$2,399

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

						Unrealized
					Notional	Appreciation/
Interest Rate Swaps		Pay/Receive			Amount	(Depreciation)
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Expiration Date	(000s)	(000s)

Merrill Lynch & Co. Inc.	3 Mo. USD-LIBOR-BBA	Receive	4.000%	12/15/2007	$5,500	$—
Morgan Stanley Capital Services, Inc.	3 Mo. USD-LIBOR-BBA	Receive	4.000	12/15/2010	7,900	(148)
Barclays Bank plc	3 Mo. USD-LIBOR-BBA	Receive	4.000	12/15/2010	38,800	(717)
Merrill Lynch & Co. Inc.	3 Mo. USD-LIBOR-BBA	Receive	4.000	12/15/2010	2,300	(47)
BNP Paribas Bank	5 Yr. French CPI Ex Tobacco Daily Reference Index	Pay	2.090	10/15/2010	€7,200	2
Barclays Bank plc	5 Yr. French CPI Ex Tobacco Daily Reference Index	Pay	2.103	10/15/2010	1,000	—
UBS Warburg AG	5 Yr. French CPI Ex Tobacco Daily Reference Index	Pay	2.146	10/15/2010	1,300	3
Goldman Sachs Capital Markets	6 Mo. JY-LIBOR	Receive	2.000	06/15/2012	¥130,000	(44)
Goldman Sachs Capital Markets	6 Mo. JY-LIBOR	Receive	2.000	06/15/2012	258,000	(46)
Morgan Stanley Capital Services, Inc.	6 Mo. JY-LIBOR	Receive	2.000	06/15/2012	660,000	(177)
UBS Warburg AG	6 Mo. JY-LIBOR	Receive	2.000	06/15/2012	1,125,000	(376)

						$(1,550)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

						Unrealized
					Notional	Appreciation/
Credit Default Swaps			Pay/Receive	Expiration	Amount	(Depreciation)
Counterparty	Reference Entity	Buy/Sell	Fixed Rate	Date	(000s)	(000s)

JPMorgan Chase Bank, N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.250%	03/20/2006	$100	$—
ABN AMRO Bank N.V.	Ford Motor Credit Company 7.000% due 10/01/2013	Sell	3.350	06/20/2006	1,300	11
Bank of America	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.700	06/20/2006	9,200	(16)
HSBC Bank USA	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	5.000	06/20/2006	1,400	28
JPMorgan Chase Bank, N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.200	06/20/2006	1,000	15
Merrill Lynch Capital Services, Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500	06/20/2006	1,600	16
Morgan Stanley Capital Services, Inc.	Russian Federation 5.000% due 03/31/2030	Sell	0.580	06/20/2006	1,300	2
Wachovia Bank	Dow Jones CDX N.A. HV5 Index	Buy	0.850	12/20/2010	3,500	16

						72

Total Swaps						$1,478

TBA COMMITMENTS WHICH WERE OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

	Principal
	Amount	Coupon	Delivery	Value
Description	(000s)	Rate	Date	(000s)

Federal Home Mortgage Loan Corporation	$4,000	6.0%	Nov-05	$4,039

TBA sales commitments at value (proceeds receivable $4,039)				$4,039

1	At October 31, 2005, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $987,896 or 50.31% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2005.

3	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2005, these securities were valued at $33,760 or 1.72% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2005.

6	MTN after the name of a security stands for Medium Term Note.

7	Step coupon security. The stated rate represents the rate in effect at October 31, 2005.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2005. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*	Security in default.

C$	Canadian dollars.

€	Euro.

¥	Japanese Yen.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager
FFTW has been the Fund’s subadviser since its inception in 1992. Ken O’Donnell has managed the Fund since 2003.
INVESTMENT GOAL
Total return that is consistent with preservation of capital.
PRINCIPAL STYLE CHARACTERISTICS
High quality short-term bonds.

 TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes	5.4%
Specialty Underwriting & Residential Finance	3.7
Park Place Securities Inc.	3.7
Residential Asset Securities Corp.	3.6
Structured Adjustable Rate Mortgage Loan Trust	2.9
Standard Credit Card Master Trust	2.8
Chase Credit Card Master Trust	2.8
Capital One Master Trust	2.7
Gracechurch Card Funding plc	2.6
Honda Auto Receivables Owner Trust	2.6
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy continued to expand during the fiscal year ended October 31, 2005. Data from the manufacturing sector was robust. The Institute of Supply Management (ISM) survey reported consistent levels of expansion in each of the 12 monthly periods. In the labor market, employment growth was steady; the non-farm payroll survey reported an increase of more than a million jobs over the last six months of the period. Weekly jobless claims declined to about 335,000 per week, and the unemployment rate declined to 5.0%.
The economic expansion continued, with quarterly Gross Domestic Product (GDP) growing at a reasonable rate of 3.8% in the third calendar quarter of 2005 following a 3.3% growth rate in the second quarter. Meanwhile, core inflation remained well contained at 2.0% on a year-over-year basis, although headline inflation surged beyond 4% near the end of the reporting period as a result of higher energy prices. Concerns of inflation flowing through to core CPI and the potential of a pullback in consumer spending became the focus of the markets toward the end of the reporting period, although there was little evidence of either situation in the economic data.
The U.S. Treasury market responded to the strength in the economy by selling off, and the yield curve flattened. Two-year note yields increased from 2.59%, at the beginning of the period, to 4.41% by the end of October 2005. The slope of the short end of the yield curve (from the U.S. federal funds rate to 2-year notes) decreased to 40 basis points.
Performance
Despite an environment of rising domestic interest rates, the Harbor Short Duration Fund provided competitive returns. For the 12-month period ended October 31, 2005, the Fund returned 2.17% (Institutional Class) and 1.82% (Retirement Class). This compares favorably with the return of 1.61% for the Fund’s benchmark, the Citigroup 1-YR Treasury Index.
The duration of the portfolio was maintained at a level shorter than the 1-year benchmark as a defense against increasing short-term interest rates. The overall duration position had a positive impact on the portfolio’s total return during this period.
In addition to the market-directional risk inherent in duration strategy, a short position will yield less than the benchmark when the yield curve is positively sloped. The portfolio’s allocation to floating rate securities, which tend to be less vulnerable to the effects of rising interest rates, assists in offsetting this yield shortfall. Floating rate securities periodically reset their coupons to reflect current rates and thus tend to outperform fixed-coupon securities during periods of rising interest rates.

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
During the 2005 fiscal year, the U.S. federal funds target rate was increased at each Federal Open Market Committee (FOMC) meeting to 3.75% as of October 31, 2005. Fed funds futures contracts are pricing in additional increases in short-term interest rates (up to 4.25% by the end of calendar year 2005), and the Federal Reserve has not indicated that it is considering altering the “measured” pace of policy tightening. We expect to maintain a disciplined short duration strategy until it becomes clear that the FOMC has neared completion of the monetary tightening cycle. We currently do not expect the FOMC to divert from its measured strategy in the near term.
The Harbor Short Duration Fund focuses on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. These securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows, which are utilized to make interest and principal payments on the issued securities.
The consumer loan market performed well during the recent economic recession. High quality receivables experienced only modest increases in delinquencies and losses during this difficult period. More recently, portfolio performance has improved with the decline in weekly jobless claims and the reduction in the unemployment rate. Portfolio performance has returned to pre-recession levels as the economy has improved.
The ABS sector offers an attractive risk/return profile versus comparable spread sectors and historically has been the largest contributor to excess returns in the portfolio. Given the high-quality nature of the portfolio and the fact that the ABS market provides an abundance of short duration, highly rated securities (mostly AAA), we believe that the strategy of overweighting the sector is a natural fit. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992
RETIREMENT CLASS
Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	48
Total Net Assets (000s)	$54,909
Average Market Coupon	4.4%
Yield to Maturity	4.4%
Weighted Average Maturity	1.2 years
Weighted Average Duration	0.6 years
Weighted Average Credit Quality	AAA
R-Squared	.80
Beta vs Citigroup 1 YR Treasury Index	0.6
Portfolio Turnover Rate (Year Ended 10-31-2005)	159%
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Short Duration Fund

Institutional Class	2.17%	3.31%	4.59%	$15,660
Retirement Class	1.82	3.04	4.32	15,261

Comparative Index

Citigroup 1 YR Treasury	1.61%	3.16%	4.42%	$15,417

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.39%
Total Net Assets (000s):
  $53,353
RETIREMENT CLASS
Expense Ratio: 0.64%
Total Net Assets (000s):
  $1,556

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,013.00	$1.98
Hypothetical (5% return)	1,000.00	1,022.72	1.99

Retirement Class
Actual	$1,000.00	$1,010.65	$3.25
Hypothetical (5% return)	1,000.00	1,021.46	3.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 1.6%)

Asset-Backed Securities	86.0
U.S. Government Obligations	5.4
Collateralized Mortgage Obligations	4.8
Foreign Government Obligations	2.2

ASSET-BACKED SECURITIES—86.0%
Principal
Amount		Value
(000s)		(000s)

	AmeriQuest Mortgage Securities Inc.
	4.488%—03/25/2035
$1,000	Series 2005-R1 Cl. M1[1,2]	$1,000
	Capital Auto Receivables Asset Trust
	Series 2003-1 Cl. A3A
1,240	2.750%—04/16/2007[2]	1,232
	Capital One Master Trust
	Series 2001-8A Cl. A
1,275	4.600%—08/17/2009	1,274
	Series 2001-5 Cl. A
1,500	5.300%—06/15/2009	1,508

		2,782

	Centex Home Equity Loan Trust
	Series 2001-C Cl. A4
484	5.390%—02/25/2030[2]	484
	Chase Credit Card Master Trust
	Series 2001-4 Cl. A
1,500	5.500%—11/17/2008	1,510
	Chase Manhattan Auto Owner Trust
	Series 2002-A Cl. A4
1,049	4.240%—09/15/2008[2]	1,049
	Citibank Credit Card Issuance Trust
	Series 2004-A1 Cl. A1
1,010	2.550%—01/20/2009	983
	Series 2001-A6 Cl. A6
1,318	5.650%—06/16/2008	1,327

		2,310

	Citibank Credit Card Master Trust I
	Series 1999-5 Cl. A
1,000	6.100%—05/15/2008[2]	1,008
	Connecticut RRB Special Purpose Trust
	Series 2001-1 Cl. A3
997	5.730%—03/30/2009	1,006
	Contimortgage Home Equity Trust
	Pass Thru Certificates
	Series 1996-4 Cl. A10
571	4.450%—01/15/2028[1,2]	572
	DaimlerChrysler Auto Trust
	Series 2003-A Cl. A4
1,000	2.880%—10/08/2009[2]	987
	Discover Card Master Trust I
	Series 2001-6 Cl. A
800	5.750%—12/15/2008	807
	Federal National Mortgage Association
	Series 2002-W2 AF5
1,043	6.000%—06/25/2032[2,3]	1,045
	Gracechurch Card Funding plc
	Series 5 Cl. A2
1,450	2.700%—08/15/2008	1,429
	Granite Mortgage plc
	Series 2002-1 Cl. 3A
1,000	5.150%—04/20/2042[1]	1,240
	Harley-Davidson Motorcycle Trust
	Series 2002-2 Cl. A2
902	3.090%—06/15/2010	891
	Holmes Financing plc
	Series 4 Cl. 2A
1,000	5.050%—07/15/2008[1]	1,218
	Honda Auto Receivables Owner Trust
	Series 2003-2 Cl. A4
1,000	2.160%—10/21/2008[2]	976
	Series 2002-3 Cl. A4
1,433	3.610%—12/18/2007	1,427

		2,403

	Illinois Power Special Purpose Trust
	Series 1998-1 Cl. A6
1,215	5.540%—06/25/2009	1,225
	MBNA Credit Card Master Note Trust
	Series 2002-A1 Cl. A1
1,000	4.950%—06/15/2009	1,005
	Series 2001-A1 Cl. A1
1,000	5.750%—10/15/2008[2]	1,007

		2,012

	Nissan Auto Receivables Owner Trust
	Series 2003-C Cl. A4
1,000	2.700%—12/17/2007	988
	Series 2004-B Cl. A3
1,300	3.350%—05/15/2008	1,286
	Series 2005-C Cl. A2
1,000	4.140%—01/15/2008[2]	996

		3,270

	Oncor Electricity Delivery Transition Bond Co.
	Series 2003-1 Cl. A1
1,367	2.260%—02/15/2009[2]	1,346
	Option One Mortgage Loan Trust
	Series 2005-1 Cl. M1
1,000	4.558%—02/25/2035[1,2]	1,002
	Park Place Securities Inc.
	Series 2004-WWF1 Cl. M2
2,000	4.718%—02/25/2035[1,2]	2,014
	PECO Energy Transition Trust
	Series 1999-A Cl. A6
958	6.050%—03/01/2009[2]	969
	Permanent Financing plc
	Series 1 Cl. 4A1
1,000	5.100%—06/10/2009[1]	1,241
	Residential Asset Securities Corp.
	Series 2005-KS1 Cl. M1
1,000	4.488%—02/25/2035[1,2]	1,001
	Series 2005-KS2 Cl. M1
2,000	4.468%—03/25/2035[1,2]	2,000

		3,001

	Residential Funding Mortgage Securities II
	Series 2003-HS2 Cl. AIIB
780	4.288%—06/25/2028[1,2]	781
	Specialty Underwriting & Residential Finance
	Series 2004-BC4 Cl. M1
2,000	4.838%—10/25/2035[1,2]	2,022
	Standard Credit Card Master Trust
	Series 1994-2 Cl. A
1,500	7.250%—04/07/2008[2]	1,518
	Superior Wholesale Inventory Financing Trust
	Series 2005-A12 Cl. A
1,000	4.150%—06/15/2010[1,2]	1,001

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal
Amount		Value
(000s)		(000s)

	West Penn Funding LLC Transition Bonds
	Series 1999-A Cl. A3
$1,403	6.810%—09/25/2008[2]	$1,416
	WFS Financial Owner Trust
	Series 2003-1 Cl. A4
1,428	2.740%—09/20/2010	1,413

TOTAL ASSET-BACKED SECURITIES (Cost $47,759)		47,204

COLLATERALIZED MORTGAGE OBLIGATIONS—4.8%
	Federal Home Loan Mortgage Corp.
627	4.000%—06/15/2017	625
56	6.500%—02/15/2023[2]	56

		681

	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-20 Cl. 1A1
1,588	5.079%—01/25/2035[2,4]	1,583
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
401	4.500%—02/25/2032[1,2]	402

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,710)		2,666

FOREIGN GOVERNMENT OBLIGATIONS—2.2%
(Cost $1,239)
Principal
Amount		Value
(000s)		(000s)

	Federal Republic of Germany
€1,000	4.500%—08/18/2006	1,217

U.S. GOVERNMENT OBLIGATIONS—5.4%
(Cost $2,957)
U.S. Treasury Notes
$3,000	2.875%—11/30/2006	2,954

SHORT-TERM INVESTMENTS—0.8%
REPURCHASE AGREEMENTS
388	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.500% collateralized by a U.S. Treasury Bond (market value $401)	388

U.S. TREASURY BILLS
	U.S. Treasury Bills
50	3.235%—12/29/2005	50

TOTAL SHORT-TERM INVESTMENTS (Cost $438)		438

TOTAL INVESTMENTS—99.2% (Cost $55,103)		54,479
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		430

TOTAL NET ASSETS—100.0%		$54,909

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

U.S. Treasury Notes—2 Yr. Futures (Sell)	7	$1,400	Dec-05	$10

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2005 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Euro (Sell)	$5,170	$5,229	Nov-05	$59
Euro (Buy)	203	206	Nov-05	(3)

				$56

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2005.

2	At October 31, 2005, securities held by the Fund were pledged to cover margin requirements for open future contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $27,468 or 50.02% of net assets.

3	Step coupon security. The stated rate represents the rate in effect at October 31, 2005.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2005.

€	Euro.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager
FFTW has been the Fund’s subadviser since its inception in 1987. Ken O’Donnell has managed the Fund since 2003.
INVESTMENT GOAL
Current income. The Fund intends to maintain a stable share price of $1.
PRINCIPAL STYLE CHARACTERISTICS
Very short-term high quality money market instruments.

 TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association	7.2%
Federal Home Loan Mortgage Corp.	4.8
Dresdner Bank AG	4.4
UBS Finance Inc.	4.4
Federal Home Loan Mortgage Corp.	4.4
Deutsche Bank AG	4.0
Barclays Bank plc	4.0
Lloyds Bank plc	4.0
Royal Bank of Canada	4.0
Federal National Mortgage Association	4.0
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy continued to expand during the 12-month period ended October 31, 2005. Steady growth was reported in the labor market as indicated in the non-farm payroll survey, which reported that in excess of 2 million jobs were created during the 12 months through October. The headline unemployment rate declined to 5.0% while average weekly jobless claims declined to 335,000, approaching five-year lows. Gross Domestic Product (GDP) slowed to 3.3% in the second calendar quarter of 2005 but increased to 3.8% in the third quarter.
Due to economic strength and the Federal Reserve’s tightening monetary policy, short-term rates increased while long-term rates lagged, resulting in a flatter yield curve. Yields of the three-month Treasury Bill, a proxy for money market instruments, increased from 1.90% at the beginning of the period, to 3.91% by the end of the period. At each Federal Open Market Committee (FOMC) meeting during the 12-month period, the U.S. federal funds target rate was increased by a quarter of a percentage point, ultimately reaching 3.75%.
Performance
Short-term interest rates increased in dramatic fashion over the fiscal year. The 6-month U.S. Treasury Bill finished the month of October 2005 yielding 4.22%, an increase in excess of two percentage points over the 12-month period.
Money market yields also continued to rise in line with increases in the Fed target rate. The 7-day annualized yield (as defined by the Securities and Exchange Commission) of the Harbor Money Market Fund (Institutional Class) rose by more than 200 basis points to 3.62% as of October 31, 2005, up from 1.50% at the end of the prior fiscal year. The current yield more closely reflects the current earnings of the Fund than does the total return.
Reflecting the substantial increase in short-term rates, the Harbor Money Market Fund more than doubled its returns from the prior fiscal year. The Fund returned 2.55% (Institutional Class) and 2.29% (Retirement Class) for the 12 months ended October 31, 2005, lagging its benchmark, the Merrill Lynch 3-Month U.S. T-Bill.
Outlook and Strategy
Though core inflation remained well contained at 2.0% for the 2005 fiscal year, inflation concerns continued, as the headline Consumer Price Index (CPI) surged to 4.7% as a result of elevated energy prices. At this time, however, there is little empirical evidence to support a flow-through to core inflation. The FOMC was widely expected to continue to ratchet up short-term interest rates at a “measured” pace of 25 basis points per meeting through the end of calendar year 2005, and the futures market is currently pricing in additional increases during the first half of 2006.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY—Continued

The fund invests primarily in high quality money market instruments including bank CDs, commercial paper, agency discount notes, and U.S. Treasury Bills. The average days-to-maturity of the portfolio was recently increased to take advantage of higher yielding securities further out on the curve, in a period when the market was aggressively pricing in future Fed tightening. We intend to keep the fund invested in money market instruments with maturities inside of 4 months, while maintaining a portfolio with a weighted average maturity in the low 40-day range. Should the market take on a more hawkish tone, we may consider extending the average days-to-maturity to capture additional yield.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—October 31, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	38
Total Net Assets (000s)	$123,937
Yield to Maturity	3.9
Weighted Average Maturity	0.1 years
Weighted Average Duration	0.1 years
Weighted Average Credit Quality	AAA
R-Squared	.80
Beta vs Merrill Lynch 3-Month U.S. T-Bill Index	1.0
 CREDIT QUALITY (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1995 through 10-31-2005
TOTAL RETURNS
For the periods ended 10-31-2005

		Annualized
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Money Market Fund

Institutional Class	2.55%	2.15%	3.68%	$14,357
Retirement Class*	2.29	1.75	3.35	13,902

Comparative Index

Merrill Lynch 3-Month U.S. T-Bill	2.76%	2.43%	3.89%	$14,640

Current Yield for Periods Ended 09-30-2005

Institutional Class	7 Days: 3.34% 30 Days: 3.28%
Retirement Class	7 Days: 3.09 30 Days: 3.03

*	For the period November 1, 2002 through January 5, 2004 the Money Market Retirement Class had assets less than $10.00 and did not earn any income.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.35%
Total Net Assets (000s):
  $120,041
RETIREMENT CLASS
Expense Ratio: 0.60%
Total Net Assets (000s):
  $3,896

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 through October 31, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2005)	(October 31, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,015.35	$1.77
Hypothetical (5% return)	1,000.00	1,022.93	1.78

Retirement Class
Actual	$1,000.00	$1,014.07	$3.04
Hypothetical (5% return)	1,000.00	1,021.67	3.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—October 31, 2005

Total Investments (% of net assets)
(Excludes net cash of -0.1%)

Commercial Paper	48.0
U.S. Government Agencies	27.0
Bank Obligations	16.5
Asset-Backed Securities	8.6

ASSET-BACKED SECURITIES—8.6%
Principal
Amount		Value
(000s)		(000s)

	AmeriCredit Automobile Receivables Trust Series 2005-BM Cl. A1
$1,494	3.301%—06/06/2006	$1,493
	Series 2005-CF Cl. A1
2,012	3.845%—09/06/2006	2,012

		3,505

	Capital Auto Receivables Asset Trust
	Series 2005-1 Cl. A1
634	3.980%—06/15/2006[1,2]	634
	DaimlerChrysler Auto Trust
	Series 2005-B Cl. A1
41	3.260%—05/08/2006	41
	GE Equipment Small Ticket LLC
	Series 2005-1A Cl. A1
2,001	3.994%—09/22/2006[2]	2,001
	Honda Auto Receivables Owner Trust
	Series 2005-4 Cl. A1
1,474	3.837%—08/21/2006	1,474
	Nissan Auto Lease Trust
	Series 2005-A Cl. A1
3,000	4.271%—11/15/2006	3,000

TOTAL ASSET-BACKED SECURITIES (Cost $10,655)		10,655

BANK OBLIGATIONS—16.5%
	Barclays Bank plc
5,000	3.760%—11/01/2005	5,000
	CitiBank
2,500	3.735%—11/16/2005	2,500
2,500	4.125%—01/20/2006	2,500

		5,000

	Deutsche Bank AG
5,000	3.960%—12/27/2005	5,000
	Dresdner Bank AG
5,500	4.100%—01/17/2006	5,500

TOTAL BANK OBLIGATIONS (Cost $20,500)		20,500

COMMERCIAL PAPER—48.0%
Principal
Amount		Value
(000s)		(000s)

	ABN AMRO North America Finance Inc.
4,000	3.900%—12/27/2005	3,976
	ANZ Inc.
4,750	3.980%—12/20/2005	4,724
	Bank of Montreal
2,500	3.920%—11/22/2005	2,494
	BMW Capital Corp.
2,900	4.020%—11/01/2005	2,900
	CBA Finance Inc.
500	3.840%—12/13/2005	498
1,000	3.890%—12/13/2005	996
4,000	3.950%—11/28/2005	3,988

		5,482

	Charta Corp Yrs. 1&2
4,000	4.070%—01/19/2006	3,964
	Corporate Asset Funding Co. LLC
4,000	3.940%—12/19/2005	3,979
	Danske Corp.
1,500	3.890%—12/12/2005	1,493
4,000	3.920%—12/12/2005	3,982

		5,475

	Lloyds Bank plc
5,000	3.950%—12/19/2005	4,974
	Royal Bank of Canada
5,000	3.975%—01/11/2006	4,961
	Royal Bank of Scotland plc
1,800	3.850%—12/01/2005	1,794
4,000	3.970%—12/01/2005	3,987

		5,781

	Svenska Handelsbanken Ab
2,300	3.850%—11/15/2005	2,297
	UBS Finance Inc.
5,500	4.000%—11/01/2005	5,500
	Westpac Banking
3,000	3.940%—12/22/2005	2,983

TOTAL COMMERCIAL PAPER (Cost $59,490)		59,490

REPURCHASE AGREEMENTS—0.0%
(Cost $11)
11	Repurchase Agreement with State Street Corp. dated October 31, 2005 due November 1, 2005 at 3.500% collateralized by a U.S. Treasury Bond (market value $13)	11

U.S. GOVERNMENT AGENCIES—27.0%
	Federal Home Loan Mortgage Corp.
6,000	3.524%—11/01/2005	6,000
5,500	3.490%—11/03/2005	5,499
3,300	3.690%—12/12/2005	3,286
2,000	3.750%—11/08/2005	1,999

		16,784

FIXED INCOME

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT AGENCIES—Continued
Principal
Amount		Value
(000s)		(000s)

	Federal National Mortgage Association
$9,000	3.830%—12/12/2005	$8,961
2,800	3.843%—12/30/2005	2,782
5,000	3.900%—01/27/2006	4,953

		16,696

TOTAL U.S. GOVERNMENT AGENCIES (Cost $33,480)		33,480

TOTAL INVESTMENTS—100.1% (Cost $124,136)[3]		124,136
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1%)		(199)

TOTAL NET ASSETS—100.0%		$123,937

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2005.

2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2005, these securities were valued at $2,635 or 2.13% of net assets.

3	The aggregate identified cost on a tax basis is the same.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2005

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Short Duration	Money Market

ASSETS
Investments, at identified cost*	$34,855	$2,196,691	$55,103	$124,136

Investments, at value	$34,102	$2,051,225	$54,091	$124,125
Repurchase agreements	1,064	131,976	388	11
Cash	—	162	1	1
Foreign currency, at value (cost: $0; $31,687; $0; $0)	—	31,656	—	—
Receivables for:
Investments sold	128	220,566	5,436	—
Capital shares sold	5	2,376	219	201
Dividends	14	—	—	—
Interest	731	8,077	310	90
Open forward currency contracts	—	—	56	—
Variation margin on futures contracts	—	114	—	—
Written options	—	55	—	—
Withholding tax receivable	—	—	1	—
Other assets	20	19	11	12
Prepaid fund insurance	1	21	2	2

Total Assets	36,065	2,446,247	60,515	124,442
LIABILITIES
Payables for:
Investments purchased	333	467,179	5,436	—
Capital shares reacquired	107	4,660	150	467
Dividends to shareholders	—	—	—	3
Written options, at value (premiums received $0; $2,259; $0; $0)	—	2,399	—	—
Swap agreements (proceeds $0; $1,549; $0; $0)	—	3,027	—	—
Interest on swap agreements	—	145	—	—
Open forward currency contracts	—	199	—	—
Variation margin on futures contracts	—	91	—	—
Accrued expenses:
Management fees	19	770	9	15
12b-1 fees	1	7	—	1
Trustee fees	2	6	1	2
Transfer agent fees	2	76	2	7
Other	5	45	8	10
TBA sale commitments at value	—	4,039	—	—

Total Liabilities	469	482,643	5,606	505
NET ASSETS	$35,596	$1,963,604	$54,909	$123,937

Net Assets Consist of:
Paid-in capital	$34,948	$1,978,554	$63,926	$123,902
Undistributed/(overdistributed) net investment income	226	8,392	590	45
Accumulated net realized gain/(loss)	111	1,801	(9,049)	(10)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	311	(15,135)	(624)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	(10,008)	66	—

	$35,596	$1,963,604	$54,909	$123,937

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$31,547	$1,931,651	$53,353	$120,041
Shares of beneficial interest[2]	2,891	166,390	6,454	120,041
Net asset value per share	$10.91	$11.61	$8.27	$1.00
Retirement Class
Net assets	$2	$31,953	$1,556	$3,896
Shares of beneficial interest[2]	—	2,753	189	3,896
Net asset value per share	$10.91	$11.61	$8.26	$1.00
Investor Class
Net assets	$4,047	N/A	N/A	N/A
Shares of beneficial interest[2]	371	N/A	N/A	N/A
Net asset value per share	$10.91	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value of $0.01 (unlimited authorization).
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2005

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Short Duration	Money Market

Investment Income:
Dividends	$170	$86	$—	$—
Interest	5,147	70,448	3,005	3,514
Securities lending income	—	—	2	—
Foreign taxes withheld	(2)	—	—	—

Total Investment Income	5,315	70,534	3,007	3,514
Operating Expenses:
Management fees	450	8,885	236	366
12b-1 fees:
Retirement Class	—	64	4	9
Investor Class	10	N/A	N/A	N/A
Shareholder communications	3	252	9	14
Custodian fees	98	324	59	62
Transfer agent fees:
Institutional Class	35	919	41	62
Retirement Class	—	14	1	2
Investor Class	9	N/A	N/A	N/A
Professional fees	3	72	6	9
Trustees’ fees and expenses	2	24	2	3
Registration fees	52	123	49	52
Miscellaneous	2	36	3	3

Total operating expenses	664	10,713	410	582
Management fees waived	(15)	(362)	(78)	(146)
Other expenses waived	(46)	—	(18)	—
Other expense reimbursements and reductions (See Note 4)	(2)	(12)	(2)	(4)

Net operating expenses	601	10,339	312	432
Interest expense on reverse repurchase agreements	—	—	(12)	—

Net Investment Income/(Loss)	4,714	60,195	2,683	3,082
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	115	(16,314)	(1,354)	(11)
Foreign currency transactions	—	12,606	532	—
Swap agreements	—	12,698	—	—
Futures contracts	—	5,652	(1)	—
Written options	—	3,723	—	—
Redemptions in kind	1,057	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(3,491)	(26,513)	(417)	—
Swap agreements	—	(14,112)	—	—
Futures contracts	—	(14,246)	38	—
Forward currency contracts	—	(720)	56	—
Translation of assets and liabilities in foreign currencies	—	(715)	54	—

Net gain/(loss) on investment transactions	(2,319)	(37,941)	(1,092)	(11)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,395	$22,254	$1,591	$3,071

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor
	High-Yield Bond

For the Year Ended October 31:	2005	2004

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$4,714	$5,383
Net realized gain/(loss) on investments	1,172	1,143
Net unrealized appreciation/(depreciation) of investments	(3,491)	738

Net increase/(decrease) in net assets resulting from operations	2,395	7,264

Distributions to Shareholders:
Net investment income:
Institutional Class	(4,242)	(5,054)
Retirement Class	—	—
Investor Class	(225)	(300)
Net realized gain on investments:
Institutional Class	(885)	(337)
Retirement Class	—	—
Investor Class	(50)	(15)

Total distributions to shareholders	(5,402)	(5,706)

Net Increase/(Decrease) Derived from Capital Stock Activity	(31,699)	8,795

Net increase/(decrease) in net assets	(34,706)	10,353
Net Assets:
Beginning of period	70,302	59,949

End of period*	$35,596	$70,302

* Includes undistributed/(over-distributed) net investment income of:	$226	$—
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor		Harbor
Bond		Short Duration		Money Market

2005	2004	2005	2004	2005	2004

$60,195	$33,936	$2,683	$2,916	$3,082	$1,134
18,365	61,066	(823)	(1,321)	(11)	7
(56,306)	1,157	(269)	(48)	—	—

22,254	96,159	1,591	1,547	3,071	1,141

(74,790)	(29,186)	(3,061)	(3,600)	(2,990)	(1,121)
(1,014)	(281)	(53)	(29)	(81)	(20)
N/A	N/A	N/A	N/A	N/A	N/A
(39,052)	(23,585)	—	—	—	—
(440)	(191)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A

(115,296)	(53,243)	(3,114)	(3,629)	(3,071)	(1,141)

491,839	(16,857)	(38,924)	(11,973)	3,014	(5,424)

398,797	26,059	(40,447)	(14,055)	3,014	(5,424)
1,564,807	1,538,748	95,356	109,411	120,923	126,347

$1,963,604	$1,564,807	$54,909	$95,356	$123,937	$120,923

$8,392	$11,945	$590	$452	$45	$28

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor
	High-Yield Bond

For the Year Ended October 31:	2005	2004

AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$14,719	$48,626
Net proceeds from redemption fees	21	289
Reinvested in payment of distributions	2,799	4,934
Cost of shares reacquired	(12,874)	(46,524)
Cost of shares reacquired through redemptions in kind	(37,001)	—

Net increase/(decrease) in net assets	$(32,336)	$7,325

Retirement Class:
Net proceeds from sale of shares	$2	$1
Net proceeds from redemption fees	—	—
Reinvested in payment of distributions	—	—
Cost of shares reacquired	—	(7)

Net increase/(decrease) in net assets	$2	$(6)

Investor Class:
Net proceeds from sale of shares	$1,390	$11,982
Net proceeds from redemption fees	3	14
Reinvested in payment of distributions	273	314
Cost of shares reacquired	(1,031)	(10,834)

Net increase/(decrease) in net assets	$635	$1,476

SHARES
Institutional Class:
Shares sold	1,306	4,356
Shares issued in reinvestment of distributions	250	445
Shares reacquired	(1,153)	(4,140)
Shares reacquired through redemptions in kind	(3,373)	—

Net increase/(decrease) in shares outstanding	(2,970)	661
Beginning of period	5,861	5,200

End of period	2,891	5,861

Retirement Class:
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Shares reacquired	—	(1)

Net increase/(decrease) in shares outstanding	—	(1)
Beginning of period	—	1

End of period	—	—

Investor Class:
Shares sold	123	1,067
Shares issued in reinvestment of distributions	25	28
Shares reacquired	(92)	(979)

Net increase/(decrease) in shares outstanding	56	116
Beginning of period	315	199

End of period	371	315

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor		Harbor
Bond		Short Duration		Money Market

2005	2004	2005	2004	2005	2004

$744,498	$467,672	$28,789	$104,217	$212,573	$169,109
—	—	—	—	—	—
101,107	46,459	2,597	3,499	2,961	1,109
(368,762)	(538,208)	(70,446)	(121,152)	(213,055)	(179,004)
—	—	—	—	—	—

$476,843	$(24,077)	$(39,060)	$(13,436)	$2,479	$(8,786)

$22,905	$10,887	$299	$1,935	$1,440	$3,743
—	—	—	—	—	—
1,454	471	53	29	81	20
(9,363)	(4,138)	(216)	(501)	(986)	(401)

$14,996	$7,220	$136	$1,463	$535	$3,362

Not	Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable	Applicable
62,475	39,036	3,459	12,253	212,574	169,109
8,564	3,905	313	413	2,961	1,109
(31,020)	(45,066)	(8,484)	(14,263)	(213,055)	(179,004)
—	—	—	—	—	—

40,019	(2,125)	(4,712)	(1,597)	2,480	(8,786)
126,371	128,496	11,166	12,763	117,561	126,347

166,390	126,371	6,454	11,166	120,041	117,561

1,936	915	36	228	1,440	3,743
123	40	7	3	81	20
(794)	(347)	(26)	(59)	(987)	(401)

1,265	608	17	172	534	3,362
1,488	880	172	—	3,362	—

2,753	1,488	189	172	3,896	3,362

Not	Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable	Applicable

FIXED INCOME

Harbor Fixed Income Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class

For the Year Ended October 31:	2005	2004		2003[c]

Net asset value beginning of period	$11.38	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	.77 [d]	.75	[d]	.56	[d]
Net realized and unrealized gains/(losses) on investments	(.42)	.30		1.03

Total from investment operations	.35	1.05		1.59

Less Distributions:
Dividends from net investment income	(.68)	(.82)		(.49)
Distributions from net realized capital gains[a]	(.15)	—		—

Total distributions	(.83)	(.82)		(.49)
Proceeds from redemption fees	.01	.05		.00

Net asset value end of period	10.91	11.38		11.10
Net assets end of period (000s)	$31,547	$66,715		$57,727

Ratios and Supplemental Data (%):
Total return	3.24%[e]	10.93%[e]		16.16	% [e,f]
Ratio of operating expenses to average net assets[b]	.82 [d]	.85	[d]	.93	[d,g]
Ratio of operating expenses not imposed to average net assets	.09	.09		.47	[g]
Ratio of operating expenses net of all offsets to average net assets	.82 [d]	.85	[d]	.93	[d,g]
Ratio of interest/dividend expenses to average net assets	—	—		—
Ratio of net investment income/(loss) to average net assets	6.67 [d]	6.85	[d]	6.63	[d,g]
Portfolio turnover	42	109		82	[f]

HARBOR BOND FUND
	Institutional Class

For the Year Ended October 31:	2005	2004		2003		2002		2001

Net asset value beginning of period	$12.24	$11.89		$11.98		$12.05		$11.00
Income from Investment Operations:
Net investment income/(loss)	.45 [d]	.16	[d]	.41	[d]	.50	[d]	.56	[d]
Net realized and unrealized gains/(losses) on investments	(.28)	.68		.36		.17		1.08

Total from investment operations	.17	.84		.77		.67		1.64

Less Distributions:
Dividends from net investment income	(.50)	(.23)		(.60)		(.47)		(.52)
Distributions from net realized capital gains[a]	(.30)	(.26)		(.26)		(.27)		(.07)

Total distributions	(.80)	(.49)		(.86)		(.74)		(.59)
Proceeds from redemption fees	N/A	N/A		N/A		N/A		N/A

Net asset value end of period	11.61	12.24		11.89		11.98		12.05
Net assets end of period (000s)	$1,931,651	$1,546,602		$1,528,285		$1,369,931		$1,036,552

Ratios and Supplemental Data (%):
Total return	1.42%[e]	6.59%[e]		6.57%[e]		5.87%[e]		15.35%[e]
Ratio of operating expenses to average net assets[b]	.58 [d]	.57	[d]	.58	[d]	.58	[d]	.56	[d]
Ratio of operating expenses not imposed to average net assets	.02	.03		.06		.08		.22
Ratio of operating expenses net of all offsets to average net assets	.58 [d]	.57	[d]	.58	[d]	.58	[d]	.56	[d]
Ratio of interest/dividend expenses to average net assets	—	—		—		—		—
Ratio of net investment income/(loss) to average net assets	3.39 [d]	2.21	[d]	3.43	[d]	4.37	[d]	5.50	[d]
Portfolio turnover	332	311		221		293		531

See page 122 for notes to the Fixed Income Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class				Investor Class

2005	2004	2003[c]		2005	2004		2003[c]

$11.38	$11.10	$10.00		$11.39	$11.11		$10.00
1.24 [d]	(.02)[d]	.47	[d]	.70 [d]	.62	[d]	.50	[d]
(.90)	1.07	1.10		(.40)	.36		1.07

.34	1.05	1.57		.30	.98		1.57

(.66)	(.79)	(.47)		(.63)	(.77)		(.46)
(.15)	—	—		(.15)	—		—

(.81)	(.79)	(.47)		(.78)	(.77)		(.46)
—	.02	.00		—	.07		.00

10.91	11.38	11.10		10.91	11.39		11.11
$2	$1	$7		$4,047	$3,586		$2,215

3.05%[e]	10.49%[e]	16.12	% [e,f]	2.71%[e]	10.41%[e]		15.93	% [e,f]
— [i]	1.01 [d]	1.08	[d,g]	1.25 [d]	1.27	[d]	1.29	[d,g]
—	.15	.47	[g]	.09	.09		.47	[g]
— [i]	1.01 [d]	1.08	[d,g]	1.25 [d]	1.27	[d]	1.29	[d,g]
—	—	—		—	—		—
— [i]	7.00 [d]	7.00	[d,g]	6.26 [d]	6.37	[d]	6.73	[d,g]
42	109	82	[f]	42	109		82	[f]

Retirement Class

2005	2004		2003

$12.24	$11.89		$11.98
.46	.32	[d]	.55	[d]
(.31)	.49		.19

.15	.81		.74

(.48)	(.20)		(.57)
(.30)	(.26)		(.26)

(.78)	(.46)		(.83)
N/A	N/A		N/A

11.61	12.24		11.89
$31,953	$18,205		$10,463

1.18%[e]	6.33%[e]		6.40%[e]
.83 [d]	.81	[d]	.83	[d]
.02	.04		.06
.83 [d]	.81	[d]	.83	[d]
—	—		—
3.17 [d]	1.94	[d]	2.67	[d]
332	311		221

FIXED INCOME

Harbor Fixed Income Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SHORT DURATION FUND
	Institutional Class

For the Year Ended October 31:	2005		2004		2003		2002		2001

Net asset value beginning of period	$8.41		$8.57		$8.69		$8.69		$8.51
Income from Investment Operations:
Net investment income/(loss)	.35	[d]	.26	[d]	.24	[d]	.30	[d]	.45	[d]
Net realized and unrealized gains/(losses) on investments	(.17)		(.14)		(.10)		.01		.19

Total from investment operations	.18		.12		.14		.31		.64

Less Distributions:
Dividends from net investment income	(.32)		(.28)		(.26)		(.31)		(.46)
Distributions from net realized capital gains[a]	—		—		—		—		—

Total distributions	(.32)		(.28)		(.26)		(.31)		(.46)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A

Net asset value end of period	8.27		8.41		8.57		8.69		8.69
Net assets end of period (000s)	$53,353		$93,910		$109,411		$153,074		$125,959

Ratios and Supplemental Data (%):
Total return	2.17%[e]		1.43%[e]		1.70%[e]		3.67%[e]		7.73%[e]
Ratio of operating expenses to average net assets[b]	.39	[d]	.31	[d]	.36	[d]	.31	[d]	.28	[d]
Ratio of operating expenses not imposed to average net assets	.12		.14		.11		.13		.20
Ratio of operating expenses net of all offsets to average net assets	.39	[d]	.31	[d]	.36	[d]	.31	[d]	.27	[d]
Ratio of interest/dividend expenses to average net assets	.01		.01		—		—		—
Ratio of net investment income/(loss) to average net assets	3.41	[d]	2.65	[d]	2.85	[d]	3.44	[d]	5.35	[d]
Portfolio turnover	159		324		333		154		246

HARBOR MONEY MARKET FUND
	Institutional Class

For the Year Ended October 31:	2005		2004		2003		2002		2001

Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	[d]	—		—		.02	[d]	.05	[d]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—

Total from investment operations	.03		—		—		.02		.05

Less Distributions:
Dividends from net investment income	(.03)		—		—		(.02)		(.05)
Distributions from net realized capital gains[a]	—		—		—		—		—

Total distributions	(.03)		—		—		(.02)		(.05)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A

Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$120,041		$117,561		$126,347		$156,446		$168,834

Ratios and Supplemental Data (%):
Total return	2.55%[e]		.94%[e]		.88%[e]		1.59%[e]		4.83%[e]
Ratio of operating expenses to average net assets[b]	.35	[d]	.29	[d]	.36	[d]	.36	[d]	.38	[d]
Ratio of operating expenses not imposed to average net assets	.12		.16		.13		.12		.12
Ratio of operating expenses net of all offsets to average net assets	.35	[d]	.29	[d]	.36	[d]	.36	[d]	.38	[d]
Ratio of interest/dividend expenses to average net assets	—		—		—		—		—
Ratio of net investment income/(loss) to average net assets	2.52	[d]	.94	[d]	.89	[d]	1.58	[d]	4.60	[d]
Portfolio turnover	N/A		N/A		N/A		N/A		N/A

See page 122 for notes to the Fixed Income Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class

2005		2004		2003[h]

$8.41		$8.57		$8.69
.33	[d]	9.80	[d]	(9.26)[d]
(.18)		(9.69)		9.39

.15		.11		.13

(.30)		(.27)		(.25)
—		—		—

(.30)		(.27)		(.25)
N/A		N/A		N/A

8.26		8.41		8.57
$1,556		$1,446		$—

1.82%[e]		1.24%[e]		1.39%[e]
.64	[d]	.55	[d]	.59 [d]
.12		.15		.11
.64	[d]	.55	[d]	.59 [d]
—		—		—
3.20	[d]	2.48	[d]	2.70 [d]
159		324		333

Retirement Class

2005		2004		2003[h]

$1.00		$1.00		$1.00
.02		—		—
—		—		—

.02		—		—

(.02)		—		—
—		—		—

(.02)		—		—
N/A		N/A		N/A

1.00		1.00		1.00
$3,896		$3,362		$—

2.29%[e]		.60%[e]		—%
.60	[d]	.53	[d]	N/A
.12		.17		N/A
.60	[d]	.53	[d]	N/A
—		—		—
2.30	[d]	.74	[d]	N/A
N/A		N/A		N/A

FIXED INCOME

Harbor Fixed Income Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	For the period December 1, 2002 (inception) through October 31, 2003.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Unannualized.

g	Annualized.

h	Commenced operations on November 1, 2002.

i	Assets in this class were too small to incur any income or expense.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—October 31, 2005

(Currency in Thousands)
NOTE 1—ORGANIZATIONAL MATTERS
      Harbor Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series: Harbor International Fund and Harbor International Growth Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”).
      The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Security Valuation
      Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation “NASDAQ” system and United Kingdom securities) are valued at the last sale price on a national exchange or system in which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
      Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for normal institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.
      When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair-value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.
      For the Funds which invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.
      Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Futures Contracts
      To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See Portfolio of Investments for open futures contracts held as of October 31, 2005.
      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Options
      Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.
      When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.
      When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
      The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options as of October 31, 2005.
Swap Agreements
      To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are “marked-to-market” daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gains or losses when such a payment is paid or received.
      Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2005 for the Harbor Bond Fund is $15,000. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.
      Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.
TBA/When-Issued Purchase Commitments
      Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.
      The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.
      Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
TBA Sale Commitments
      Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.
      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.
Short Sales
      Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.
Foreign Forward Currency Contracts
      Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is “marked-to-market” daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.
Foreign Currency Translations
      The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.
      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Repurchase Agreements
      Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.
Borrowings
      Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the year ended October 31, 2005 is as follows:

			Maximum	Average Daily	Average Interest
	Balance at End	Average	Amount Outstanding	Amount Outstanding	Rate During
Category of Aggregate Short-Term Borrowings	of Period	Interest Rate	During the Year	During the Year	the Year

Reverse repurchase agreements with maturity dates of 11-01-2005	$0	N/A	$4,706	$586	2.55%
      Average debt outstanding and average interest rate during the period is calculated based on calendar days.
Securities Transactions
      Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Investment Income
      Dividends declared are accrued on the ex-dividend date. For Harbor International Fund and Harbor International Growth Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Distribution to Shareholders
      Distributions are recorded on the ex-dividend date.
Expenses and Class Allocations
      Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.
      Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.
Federal Taxes
      Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS
      Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2005 are as follows:

	Purchases		Sales

	U.S.		U.S.
	Government	Other	Government	Other

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$4,702,068	$—	$4,689,966
Harbor Mid Cap Growth Fund	—	88,663	—	95,359
Harbor Small Cap Growth Fund	—	511,915	—	560,047
Harbor Large Cap Value Fund	4,840	371,023	13,775	99,075
Harbor Mid Cap Value Fund	—	7,616	—	3,233
Harbor Small Cap Value Fund	1,751	1,375,523	—	216,966
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	2,366,815	—	1,140,667
Harbor International Growth Fund	—	261,929	—	265,773
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	—	59,068	—	90,115
Harbor Bond Fund	4,583,267	616,837	3,774,625	405,591
Harbor Short Duration Fund	56,108	66,742	74,894	67,066
      The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
In-Kind Redemption Transactions
      For the year ended October 31, 2005, Harbor Small Cap Growth Fund and Harbor High-Yield Bond Fund realized gains of $8,088 and $1,057 upon the disposition of portfolio securities in connection with in-kind redemptions of Fund shares.
Securities Lending
      Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at October 31, 2005, by Fund, are as follows:

	Market Value of	Collateral for
Fund	Securities on Loan	Securities on Loan

Harbor Capital Appreciation Fund	$359,233	$360,401
Harbor Mid Cap Growth Fund	11,874	11,906
Harbor Large Cap Value Fund	16,482	16,699
Harbor Mid Cap Value Fund	3,225	3,259
Harbor Small Cap Value Fund	354,251	358,828

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued
Written Options
      Transactions in written options for the year ended October 31, 2005 are summarized as follows:

	Options Written			Options Written

	Eurodollar Futures			U.S. Treasury Futures

	Number of	Aggregate		Number of	Aggregate
	Contracts	Face Value		Contracts	Face Value

Harbor Bond Fund
Options outstanding at beginning of year	—	E$	—	1,872	$1,872
Options opened	814		2,035	9,853	9,853
Options closed	—		—	(4,767)	(4,767)
Options expired	—		—	(4,445)	(4,445)

Open at 10/31/2005	814	E$	2,035	2,513	$2,513

	Options Written		Options Written

	Japanese Yen Futures		Pound Sterling Futures

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of year	—	¥—	—	£ —
Options opened	3	3,000	38,200,000	38,200
Options closed	—	—	—	—
Options expired	—	—	—	—

Open at 10/31/2005	3	¥3,000	38,200,000	£38,200

	Options Written		Options Written

	Swap Options - U.S.		Swap Options - Japanese Yen

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of year	—	$—	—	¥—
Options opened	96,100,000	44,386	1,500,000,000	15,000
Options closed	—	—	—	—
Options expired	—	—	—	—

Open at 10/31/2005	96,100,000	$44,386	1,500,000,000	¥15,000

E$	Eurodollar.

¥	Japanese Yen.

£	Pound Sterling.
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser
      Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
were in effect during the year ended October 31, 2005. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

		Voluntary
	Contractual Rate	Waiver	Actual Rate

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	0.05	0.70
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	0.12	0.63
Harbor Small Cap Value Fund	0.75	—	0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%	—%	0.75%
Harbor International Growth Fund	0.75	—	0.75
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	—%	0.60%[a]
Harbor Bond Fund	0.50	0.02	0.48
Harbor Short Duration Fund	0.30	0.10	0.20
Harbor Money Market Fund	0.30	0.12	0.18

a	For the period November 1, 2004 through February 28, 2005, the voluntary waiver was 0.06% and the contractual rate was 0.70%. For the period March 1, 2005 through October 31, 2005, the voluntary waiver was 0.00% and the contractual rate was 0.60%.
      Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.
Distributor
      HCA Securities, Inc. (“HCA Securities”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds’ Retirement Class shares and Investor Class shares (collectively the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
      Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.
      The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
Shareholders
      On October 31, 2005, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital,
HCA Securities and
Harbor Transfer, Inc.

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	21
Harbor Mid Cap Growth Fund	300,034
Harbor Small Cap Growth Fund	21
Harbor Large Cap Value Fund	19
Harbor Mid Cap Value Fund	218,177
Harbor Small Cap Value Fund	13
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	12
Harbor International Growth Fund	25
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	9,805
Harbor Bond Fund	82,574
Harbor Short Duration Fund	47,571
Harbor Money Market Fund	35,167,264
Transfer Agent
      Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.
Independent Trustees
      The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Funds aggregated $240 for the year ended October 31, 2005.
Custodian
      Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the year ended October 31, 2005. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.
Redemption Fee
      A 2.00% redemption fee is charged on shares of the Harbor International Fund and Harbor International Growth Fund that are redeemed within 60 days from their date of purchase. A 1.00% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2005 the redemption fee proceeds are as follows:

Fund	Amount

Harbor International Fund	$186
Harbor International Growth Fund	3
Harbor High-Yield Bond Fund	24

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—TAX INFORMATION
      The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights exclude the following amounts reclassified for the year ended October 31, 2005:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-In Capital

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$(862)	$(862)	$—
Harbor Mid Cap Growth Fund	250	(99)	(151)
Harbor Small Cap Growth Fund	3,287	(8,085)	4,798
Harbor Large Cap Value Fund	(6)	7	(1)
Harbor Mid Cap Value Fund	(16)	(43)	59
Harbor Small Cap Value Fund	(144)	(2,719)	2,863
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	(8,145)	(6,889)	15,034
Harbor International Growth Fund	(100)	100	—
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	(21)	(1,058)	1,079
Harbor Bond Fund	12,056	(13,166)	1,110
Harbor Short Duration Fund	569	(569)	—
Harbor Money Market Fund	6	(6)	—
      The tax composition of distributions are as follows:

	As of October 31, 2005			As of October 31, 2004

		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
	Income	Gains	Total	Income	Gains	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$26,538	$—	$26,538	$12,154	$—	$12,154
Harbor Mid Cap Growth Fund	—	—	—	—	—	—
Harbor Small Cap Growth Fund	—	48,768	48,768	—	—	—
Harbor Large Cap Value Fund	4,344	—	4,344	2,188	—	2,188
Harbor Mid Cap Value Fund	50	1,067	1,117	9	—	9
Harbor Small Cap Value Fund	—	3,148	3,148	—	—	—
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	112,039	29,684	141,723	90,579	86,237	176,816
Harbor International Growth Fund	1,117	—	1,117	2,230	—	2,230
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	4,776	626	5,402	5,706	—	5,706
Harbor Bond Fund	89,945	25,352	115,297	37,498	15,743	53,241
Harbor Short Duration Fund	3,114	—	3,114	3,630	—	3,630
Harbor Money Market Fund	3,071	—	3,071	1,141	—	1,141

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—TAX INFORMATION—Continued
      As of October 31, 2005, the components of distributable earnings on a tax basis are as follows:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/
	Income	Capital Gains	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$6,756	$—	$1,623,939
Harbor Mid Cap Growth Fund	—	7,017	265
Harbor Small Cap Growth Fund	—	57,185	105,294
Harbor Large Cap Value Fund	1,967	—	67,318
Harbor Mid Cap Value Fund	344	237	1,548
Harbor Small Cap Value Fund	4,357	26,999	160,785
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	235,719	280,876	3,890,465
Harbor International Growth Fund	556	—	18,755
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	226	112	309
Harbor Bond Fund	8,503	2,543	(25,828)
Harbor Short Duration Fund	645	—	18,753
Harbor Money Market Fund	49	—	—
      At October 31, 2005, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:

	2006	2007	2008	2009	2010	2011	2012	2013	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$—	$—	$868,643	$1,302,009	$393,182	$—	$—	$2,563,834
Harbor Mid Cap Growth Fund	—	—	—	—	—	—	—	—	—
Harbor Small Cap Growth Fund*	—	—	—	—	15,713	—	—	—	15,713
Harbor Large Cap Value Fund	—	—	—	—	—	1,710	—	—	1,710
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	—	—	—	347	9,717	—	—	—	10,064
Harbor International Growth Fund	—	—	—	321,964	182,987	—	—	—	504,951
HARBOR FIXED INCOME FUND
Harbor Short Duration Fund	2,223	1,654	—	—	—	655	1,512	1,359	7,403

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—TAX INFORMATION—Continued
      The identified cost, for tax purposes, of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2005 are as follows:

		Gross Unrealized		Net Unrealized
				Appreciation/
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$6,381,809	$1,703,567	$(79,628)	$1,623,939
Harbor Mid Cap Growth Fund	67,145	2,449	(2,184)	265
Harbor Small Cap Growth Fund	597,809	141,935	(36,641)	105,294
Harbor Large Cap Value Fund	664,102	76,279	(8,961)	67,318
Harbor Mid Cap Value Fund	19,106	2,178	(630)	1,548
Harbor Small Cap Value Fund	2,021,883	239,222	(78,497)	160,725
HARBOR INTERNATIONAL EQUITY FUND
Harbor International Fund	6,844,370	3,983,006	(91,673)	3,891,333
Harbor International Growth Fund	141,669	20,595	(1,840)	18,755
HARBOR FIXED INCOME FUND
Harbor High-Yield Bond Fund	34,857	784	(475)	309
Harbor Bond Fund	2,197,765	9,733	(24,297)	(14,564)
Harbor Short Duration Fund	56,738	45	(2,303)	(2,258)

Report of Ernst & Young LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Harbor Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harbor Fund (the Trust) (portfolios comprising of, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund) as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Fund at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 14, 2005

Harbor Fund
ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION
      Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund designate 100% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
      Pursuant to Section 852 of the Internal Revenue Code, Harbor Mid Cap Growth Fund designated $106, Harbor Small Cap Growth Fund designates $48,768, Harbor Mid Cap Value Fund designates $1,090, Harbor Small Cap Value Fund designates $5,613, Harbor International Fund designates $37,571, Harbor High-Yield Bond Fund designates $626, and Harbor Bond Fund designates $25,412 as capital gain dividends for its year ended October 31, 2005.
      For the fiscal year ended October 31, 2005, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2005, complete information will be reported in conjunction with Form 1099-DIV.
      Harbor International Fund and Harbor International Growth Fund designate $18,864 and $168, respectively, as foreign taxes paid, and $229,982 and $2,830, respectively, as foreign source income earned for Federal income tax purposes.
      The Form 1099-DIV a shareholder will receive in January, 2006 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2005.
PROXY VOTING
      The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Funds’ Form N-PX filing will be available (i) without charge, upon request, by calling the Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURES
      The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF CERTAIN FUNDS
      The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Fund’s Board of Trustees, including a majority of the Independent Trustees voting separately.
      At an in-person meeting held on August 21, 22 and 23, 2005, the Board of Trustees considered and approved the continuation of each such agreement with respect to the Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Growth Fund, Harbor Short Duration Fund and Harbor Money Market Fund. With respect to the Harbor Mid Cap Growth Fund, the Board considered and approved the continuance of the Fund’s Investment Advisory Agreement with Harbor Capital Advisors, Inc. (the “Adviser”) and approved a new Subadvisory Agreement with a new subadviser.1
      In evaluating the Investment Advisory and Subadvisory Agreements, the Trustees reviewed materials furnished by the Adviser and the subadviser to each Fund (each existing subadviser, or in the case of Harbor Mid Cap Growth Fund, the proposed subadviser, a “Subadviser”), including information about their respective affiliates, personnel, and operations and relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other communications throughout the year. At the August 21-23, 2005 meeting, which had been called for the purpose of considering approval of the Investment Advisory and Subadvisory Agreements and at other meetings during the course of the year, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also

1A discussion of the Board of Trustees’ most recent deliberations concerning the Investment Advisory and Subadvisory Agreements of the other Harbor Funds covered by this report (which occurred at meetings held in February of 2005) is contained in Harbor Fund’s semi-annual report to shareholders for the period ending April 30, 2005.

Harbor Fund
ADDITIONAL INFORMATION—Continued

discussed with representatives of the Adviser, at that meeting and at others during the course of the year, Harbor Fund’s operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Fund, to (i) identify and recommend to the Trustees a subadviser for each Harbor fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
      At their August 21-23, 2005 meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory and Subadvisory Agreement with respect to the Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Growth Fund, Harbor Short Duration Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders. With respect to the Harbor Mid Cap Growth Fund, the Board determined that the terms of Investment Advisory were fair and reasonable and approved the continuance of that Investment Advisory Agreement for a one-year period but did not approve the continuance of the then-existing subadvisory agreement. Instead, they voted to approve a new Subadvisory Agreement with Wellington Management Company, LLP (“Wellington Management”) to replace the Fund’s then-existing subadviser, Wall Street Associates.
      In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
      In considering the approval of each Fund’s Investment Advisory and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
      Among the factors considered by the Trustees in approving the Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the investment performance of each Fund as compared to certain relevant securities indices;

•	the fees charged by the Adviser for investment advisory services, including specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser would provide;

•	information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds selected by the Adviser as well as a broader universe of Fund compiled by Lipper;

•	the compensation received by Harbor Transfer, Inc. (“Harbor Transfer”), the Funds’ transfer agent, and HCA Securities, Inc. (“HCA Securities”), the Funds’ principal underwriter, in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Transfer and HCA Securities on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.
      Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Subadvisers (or in the case of Wellington Management with respect to Harbor Mid Cap Growth Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the fees charged by each Subadviser for subadvisory services (or in the case of Wellington Management with respect to Harbor Mid Cap Growth Fund, the fees proposed to be charged under the new subadvisory agreement), which fees are paid by the Adviser, not by the Funds; and

•	information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.
Nature, Scope and Extent of Services
      The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory and Subadvisory Agreement, the Trustees were mindful of the fact

Harbor Fund
ADDITIONAL INFORMATION—Continued

that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, over seeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
      The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s 18 years of experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Fund, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Fund operations. The Trustees noted that the Adviser had a favorable record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
      The Trustees specifically considered the Adviser’s history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and the Adviser had determined that a change in subadvisers was in the best interests of a Fund and its shareholders. Specifically, the Trustees noted that since March 2004, the Adviser had recommended and the Trustees had approved a change in subadvisers for three different series of Harbor Fund, including the Adviser’s recommendation then before them, that Wellington Management replace the Wall Street Associates as subadviser of the Harbor Mid Cap Growth Fund.
      The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations, with respect to the Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Growth Fund, Harbor Short Duration Fund and Harbor Money Market Fund, the Trustees considered the history of Harbor Fund’s relationship with each Subadviser and Harbor Fund’s experience with each Subadviser in this capacity.
      In the case of Harbor Mid Cap Growth Fund, the Trustees considered that the Adviser had recommended a change in subadviser and that in recommending Wellington Management to replace Wall Street Associates, the Adviser had conducted an extensive search for a mid cap growth investment adviser which indicated that Wellington Management had the expertise and resources to add value for that Fund’s shareholders. Specifically, the Trustees received a presentation by the Adviser concerning its search and the finalists resulting from that search and the rationale for the Adviser’s recommendation of Wellington Management. The Trustees considered Wellington Management’s breadth and depth of experience with aggressive mid cap growth portfolios. They also specifically considered Wellington Management’s historical investment results in managing client portfolios in this strategy and having aggregate assets of $973 million as of June 30, 2005.
      The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation by investment professionals of each Subadviser who are involved in the management of the respective Fund. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including other mutual funds using a substantially identical strategy.
Investment Performance, Advisory Fees and Expense Ratios
      In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees had previously received at a meeting earlier in the year a presentation by a representative of Lipper explaining how information was compiled by Lipper and what each comparison was intended to demonstrate.
      Harbor Mid Cap Growth Fund. In consideration of Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees reviewed the historical performance of the Fund during Wall Street Associates’ management, relative to that of a universe of similar funds compiled by Lipper Analytical Services Inc. (“Lipper”). They noted that the Fund’s average annual return was below the Lipper average and median returns for the year to date, one year and since inception periods ended June 30, 2005, and had only slightly exceeded the Lipper average and median returns for the three-year period then ended. In comparison to its peer group of other mid cap growth funds as identified by Morningstar, the Trustees considered the fact that the Harbor Mid Cap Growth Fund had ranked in the third and fourth quartiles on a three-year rolling return five out of seven times as of the calendar quarter ends from December 31, 2003 to June 30, 2005. They also observed that the Fund’s average annual return was below that of the Russell Midcap® Growth Index for the one and three year and since inception periods then ended.
      They then reviewed information concerning Wellington Management’s historical investment results in managing accounts using similar strategy relative to the returns of the Russell Midcap® Growth Index. They also considered pro forma investment results of Wellington Management calculated by applying the Fund’s proposed Institutional Class expense ratio to these other accounts’ gross historical returns,

Harbor Fund
ADDITIONAL INFORMATION—Continued

and compared these pro forma results to the Fund’s actual historical returns under Wall Street Associates’ management, the returns of the Russell Midcap® Growth benchmark and peer groups of funds compiled by Morningstar Inc. (“Morningstar”) and Lipper.
      They observed that the pro forma returns:

•	compared favorably to the actual historic returns of the Fund in each of the four most recently completed calendar years (2001 to 2004) except 2003, when the pro forma returns were slightly below the index returns, and that the pro forma average annual returns exceeded the Fund’s actual average returns for the one and three year periods ended June 30, 2005.

•	compared favorably to those of the Russell Midcap® Growth Index in each of the four most recently completed calendar years (2001 to 2004) except for 2003, when the pro forma returns were slightly below the index returns.

•	compared favorably to the Morningstar peer group average return for each of the four most recently completed calendar years (2001 to 2004). They also noted that average annual pro forma returns compared favorably to the Morningstar peer group average annual returns for the one-year, three-year, five-year periods ended June 30, 2005 and also the Lipper peer group average annual returns for the 1, 3 and 5 year periods ended June 30, 2005.
      They observed that the Fund continued to be quite small, having, as of June 30, 2005, total net asset of only $44 million and was down from $54.7 million as of December 31, 2004. The contractual management fees at the common asset level showed that the fees were below median and that its Institutional Class actual total expense ratio was below the median expense ratio, despite the fact that the Fund was small in size relative to most of the funds in the peer group. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time.
      The Trustees concluded that the longer-term underperformance of the Fund needed to be addressed. They discussed the history of Wall Street Associates’ management of the Fund and discussed with management management’s strategy for addressing these concerns, which included the subadviser search process conducted by the Adviser and the proposal to replace Wall Street Associates with Wellington Management. As a result of these deliberations, the Trustees agreed that the then existing subadvisory agreement should not be continued, and voted to approve the new Subadvisory Agreement with Wellington Management.
      Harbor Large Cap Value Fund. In consideration of Harbor Large Cap Value Fund (inception date December 29, 1987) the Trustees noted its outperformance in relation to its peers and universe medians for the year-to-date, one-year, three-year, and five-year periods ended June 30, 2005. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the one-year, three-year, ten-year and since inception periods ended June 30, 2005, but had outperformed its benchmark for the quarter, year-to-date, and five-year periods ended June 30, 2005. The Fund ranked in the first quartile for one year, and second quartile on both a three and five-year rolling return since June of 2001 according to Morningstar data. The Trustees acknowledged that much of the unfavorable long-term record was generated prior to the appointment of the current subadviser to the Harbor Large Cap Value Fund on September 20, 2001.
      The contractual management fees at a common asset level showed the fees were below median and its Institutional Class actual total expense ratio was below the median expense ratio.
      Harbor Mid Cap Value Fund. In consideration of Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted its underperformance in relation to its peers and universe medians for the three-year and since inception periods ended June 30, 2005. The Trustees considered the fact that the Harbor Mid Cap Value Fund underperformed the Russell Midcap® Value Index for the one-year, three-year and since inception periods ended June 30, 2005. The Trustees acknowledged that most of the unfavorable record was generated prior to the change in subadvisers for Harbor Mid Cap Value Fund on September 30, 2004, and noted that the record had improved under LSV.
      The contractual management fees at a common asset level showed the fees were below median and its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time.
      Harbor International Growth Fund. In consideration of Harbor International Growth Fund (inception date November 1, 1993), the Trustees noted its underperformance in relation to its peers and universe medians for the one-year, three-year, and five-year periods ended June 30, 2005. The Trustees considered the Fund’s longer-term record and noted that the Fund had underperformed its benchmark, the MSCI EAFE® Growth Index, for the one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2005. The Trustees acknowledged that most of the unfavorable record was generated prior to the change in subadvisers for Harbor International Growth Fund on March 1, 2004, but noted that the record had not improved significantly under Marsico. The Trustees concluded that it was too early to assess whether any action would be required to improve long-term performance.

Harbor Fund
ADDITIONAL INFORMATION—Continued

      The contractual management fees at a common asset level showed the fees were below median and its Institutional Class actual total expense ratio was below the median expense ratio.
      Harbor Short Duration Fund. In consideration of Harbor Short Duration Fund (inception date January 1, 1992), the Trustees noted its outperformance in relation to its peers and universe medians for the year-to-date, three-year and five-year periods and its underperformance for the one-year period ended June 30, 2005. They noted that the Fund had ranked in the fourth quartile of its universe for the three-year and five-year rolling return for the periods June, 2002 through June 30, 2005. The Trustees also considered the Fund’s favorable longer-term record, noting that the Fund had outperformed its current benchmark, the Citigroup 1 YR Treasury Index, for the one-year, three-year, five-year and ten-year periods then ended.
      The contractual management fees at a common asset level showed the fees were below median and its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also considered the extent to which the Adviser was waiving a portion of its management fee to improve net performance for the Fund’s shareholders and acknowledged that the fee waiver could be discontinued at any time.
      Harbor Money Market Fund. In consideration of Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted its slight underperformance in relation to its peer group and universe medians, for the one-year, three-year, and five-year periods ended June 30, 2005. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its current benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, for the ten-year, five-year, three-year and one-year and since inception periods then ended. The trustees noted that the Fund does not have the size of its Lipper peers.
      The Trustees considered that the contractual management fee data showed that the Fund’s contractual advisory fees were slightly above the peer group median contractual advisory fee and that its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also considered the extent to which the Adviser was waiving a portion of its management fee to improve net performance for the Fund’s shareholders and acknowledged that the fee waiver could be discontinued at any time.
* * *
      The Trustees did not separately review comparative expense ratio data for classes of the Funds other than the Institutional Class but relied on the comparative information concerning each Fund’s Institutional Class expense ratio as to each Fund’s operating expenses, as well as their familiarity with other comparative data, provided to them earlier in the year, concerning the reasonableness of the incremental class level expenses to which these other classes are subject.
      The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e. the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
      The Trustees also considered the Adviser’s profitability in managing each of the Funds as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Transfer and HCA Securities in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Fund, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Fund. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses). The Trustees determined that the Adviser’s profitability in managing each other Fund, while positive, was not excessive.
Economies of Scale
      The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. It was agreed that the issue of economies of scale was most significant in the case of the largest Funds, such as Harbor International Fund and Harbor Capital Appreciation Fund. The Trustees noted that the net advisory fees of those Funds were below peer group and universe medians, and that the Adviser’s profitability in each case was reasonable. They concluded that the existing fee structures reflected economies of scale to date and that breakpoints were not required at the present time. The Trustees intend to monitor each Fund’s asset growth in connection with future determinations as to advisory agreement approvals in each of the Funds to determine whether breakpoints may be appropriate at that time.

Harbor Fund
ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS
(As of December 2005)
Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com. Except as noted, the address of each Trustee and Officer is One SeaGate, Toledo, Ohio 43666.

Number of
	Term of		Portfolios in
Name (Age)	Office and		Fund Complex	Other Directorships
Position(s) with Fund	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Address	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee
INDEPENDENT TRUSTEES

Howard P. Colhoun (70) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	13	N/A

John P. Gould (66) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Director of Unext.com (Internet based education company) (1999-Present); President, Cardean University (1999-2001); Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004); and Trustee and Chairman Pegasus Funds (1996-1999).	13	Independent Trustee, Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (64) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	13	N/A
INTERESTED TRUSTEE

David G. Van Hooser (59)* Chairman and Trustee President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc.; Director, Harbor Transfer, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (glass and plastics manufacturing company) (1998-2001).	13	N/A
INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Charles F. McCain (36) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Chief Compliance Officer (2004-Present) Harbor Transfer, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Constance L. Souders (55) Vice President	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present), Harbor Transfer, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), HCA Securities, Inc.

Brian L. Collins (37) Vice President 980 N. Michigan Suite 1080 Chicago, IL 60606	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Mark W. Karchner (44) Treasurer	Since 2005	Executive Vice President and Chief Financial Officer (2005-Present) and Senior Vice President, Business Analysis & Control (2004-2005), Harbor Capital Advisors, Inc.; Chief Financial Officer (2005-Present), Harbor Transfer, Inc.; and Chief Financial Officer and Senior Vice President (2001-2003), S.E. Johnson Companies, Inc.

Karen B. Wasil (53) Secretary	Since 1994	Assistant Secretary (1997-Present) and Regulatory and Legal Compliance Manager (1993-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present), Harbor Transfer, Inc.; and Secretary (2004-Present), HCA Securities, Inc.

Jodie L. Crotteau (33) Assistant Secretary	Since 2005	Assistant Secretary and Compliance Manager (2005-Present), Regulatory Compliance Specialist (2004-2005), Senior Legal Assistant (2002-2003) and Legal Assistant I (2000-2001), Harbor Capital Advisors, Inc.; and Assistant Secretary (2005-Present), Harbor Transfer, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

2	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly-owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Fund.
(This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS	SHAREHOLDER SERVICING AGENT

David G. Van Hooser

Howard P. Colhoun

John P. Gould

Rodger F. Smith

Charles F. McCain

Constance L. Souders

Brian L. Collins

Mark W. Karchner

Karen B. Wasil

Jodie L. Crotteau

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
(419) 249-2900	Chairman, President and Trustee Trustee Trustee Trustee Chief Compliance Officer Vice President Vice President Treasurer Secretary Assistant Secretary	Harbor Transfer, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109
One SeaGate
Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

Recyclable
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12/2005/394,330

ITEM 2 — CODE OF ETHICS
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
ITEM 3 — AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Howard P. Colhoun, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 — PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a)	Audit Fees.
Audit Fees of the Registrant
Fiscal Year Ended October 31, 2005: $281,000
Fiscal Year Ended October 31, 2004: $267,300
(b)	Audit-Related Fees.
Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0
(c)	Tax Fees.
Fiscal Year Ended October 31, 2005: $156,000
Fiscal Year Ended October 31, 2004: $112,200
Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant.
(d)	All Other Fees.
Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0
(e)	(1) Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.
(g)	Aggregate Non-Audit Fees.
Fiscal Year Ended October 31, 2005: $233,050
Fiscal Year Ended October 31, 2004: $222,724
Includes fees billed in connection with tax compliance, planning and advice services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliates.
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.
ITEM 5 — AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 — SCHEDULE OF INVESTMENTS
Included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7 — DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 — PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 — PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 — CONTROLS AND PROCEDURES
(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
ITEM 12 — EXHIBITS
(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 23rd day of December, 2005 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUND
By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President, Trustee and Chief Executive Officer	December 23, 2005

By:	/s/ Mark W. Karchner Mark W. Karchner	Treasurer and Chief Financial Officer	December 23, 2005

Exhibit Index

Number	Description
99.CODE ETH	Harbor Fund Code of Business Conduct and Ethics

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).